As filed with the Securities and Exchange Commission on April 30, 1997
                                      Securities Act File No. 33-72834
                              Investment Company Act File No. 811-8212
======================================================================
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM N-1A




REGISTRATION UNDER THE SECURITIES ACT OF 1933                /X/

         Pre-Effective Amendment No. __                     /_/

         Post-Effective Amendment No. 6                    /X/


                                           and


REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940     /X/

         AMENDMENT NO. 8                                 /X/

                        (Check appropriate box or boxes)


I:\dsfndlgl\JPMST2.txt

                               JPM SERIES TRUST II
               (Exact Name of Registrant as Specified in Charter)

            60 State Street, Suite 1300, Boston, Massachusetts 02109
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (800) 221-7930

                 John E. Pelletier, c/o Funds Distributor, Inc.,
             60 State Street, Suite 1300, Boston Massachusetts 02109
                     (Name and Address of Agent for Service)



                                    Copy to:   Steven K. West, Esq.
                                               Sullivan & Cromwell
                                               125 Broad Street
                                               New York, NY 10004

                  It is proposed that this filing will become effective (check appropriate box)
            --
           /_/          immediately upon filing pursuant to paragraph (b)
           --
          /X/           on April 30, 1997 pursuant to paragraph (b)
          --
         /_/            60 days after filing pursuant to paragraph (a)(1)
         --
        /_/             on (date) pursuant to paragraph (a)(1)
        --
       /_/              75 days after filing pursuant to paragraph (a)(2)
       --
      /_/               on (date) pursuant to paragraph (a)(2) of Rule 485.

                  If appropriate, check the following box:
               --
              /_/ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of its shares of Beneficial Interest under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for its fiscal year ended December 31, 1996 was filed on February 28, 1997.


I:\dsfndlgl\JPMST2.txt

                               JPM SERIES TRUST II
                  Cross-Reference Sheet Pursuant to Rule 495(a)



Items in
Part A of
FORM N-1A
                           CAPTION

1 COVER PAGE: Cover Page.
2 SYNOPSIS: Annual Operating Expenses.
3 CONDENSED FINANCIAL INFORMATION: Financial Highlights.
4 GENERAL DESCRIPTION OF REGISTRANT: Cover Page; Portfolios; Investment
           Objectives and Policies; Additional Investment Information; Investment Restrictions; Appendix.
5 MANAGEMENT OF THE FUND: Management of the Trust and Portfolios; Other
           Information.
5(a)     MANAGEMENT' DISCUSSION OF FUND'S PERFORMANCE:  *
6        CAPITAL STOCK AND OTHER SECURITIES: Shares of Beneficial Interest;
           Taxes and Dividends; Offering and Redemption of Shares.
7        PURCHASE OF SECURITIES BEING OFFERED: Offering and Redemption of
           Shares.
8        REDEMPTION OR REPURCHASE: Offering and Redemption of Shares.
9        PENDING LEGAL PROCEEDINGS: *

Items in
Part B of
FORM N-1A

10  COVER PAGE: Cover Page.
11  TABLE OF CONTENTS: Table of Contents.
12  GENERAL INFORMATION AND HISTORY: Business History
13  INVESTMENT OBJECTIVES AND POLICIES: Investment Objectives and Policies;
           Foreign Investments; Additional Investments; Quality and Diversification Requirements; Investment Restrictions; Appendix.
14  MANAGEMENT OF THE FUND: Trustees and Officers; Investment Advisory and
           Other Services; Prior Management Arrangements; Payment of Expenses. 15 INVESTMENT ADVISORY AND OTHER SERVICES: Investment Advisory and
         Other Services; Investment Advisory Agreement; Administrative Services
           Agreement; Prior Management Arrangements; Independent Auditors; Distributor; Co-Administrator; Custodian; Payment of Expenses.
16  BROKERAGE ALLOCATION: Portfolio Transactions and Brokerage Allocations
17  CONTROL PERSONS AND PRINCIPAL HOLDERS
           OF SECURITIES: Shares of Beneficial Interest.
18  CAPITAL STOCK AND OTHER SECURITIES: Shares of Beneficial Interest;
           Delaware Business Trust.


-----------------------
* Omitted since answer is negative or inapplicable.


I:\dsfndlgl\JPMST2.txt

19       PURCHASE, REDEMPTION AND PRICING OF
           SECURITIES BEING OFFERED: Offering and Redemption of Shares;
             Determination of Net Asset Value.
20       TAX STATUS: Taxes.
21       UNDERWRITERS: Distributor and Co-Administrator.
22       CALCULATIONS OF PERFORMANCE DATA: Performance and Yield Information;
           Money Market Portfolio; Non-Money Market Portfolios.
23       FINANCIAL STATEMENTS: Financial Statements.

PART C. Information required to be included in Part C is set forth under the appropriate items, so numbered, in Part C of this Registration Statement.



I:\dsfndlgl\JPMST2.txt

PROSPECTUS
JPM Series Trust II
60 State Street
Boston, Massachusetts 02109
1-800-221-7930

JPM Series Trust II is an open-end diversified management investment company organized as a Delaware Business Trust (the "Trust"). The Trust is composed of five separate portfolios (each, a "Portfolio" and collectively, the "Portfolios") which operate as distinct investment vehicles. The names and investment objectives of the Portfolios are as follows: JPM TREASURY MONEY MARKET PORTFOLIO seeks to provide current income, maintain a high level of liquidity and preserve capital. JPM BOND PORTFOLIO seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. JPM EQUITY PORTFOLIO seeks to provide a high total return from a portfolio comprised of selected equity securities. JPM SMALL COMPANY PORTFOLIO seeks to provide a high total return from a portfolio of equity securities of small companies. JPM INTERNATIONAL EQUITY PORTFOLIO seeks to provide a high total return from a portfolio of equity securities of foreign corporations.

JPM Equity, Small Company and International Equity Portfolios permit investments in any nation, and investments in these Portfolios involve special considerations and risks.


Each Portfolio is advised by J.P. Morgan Investment Management Inc. ("Morgan" or the "Adviser").


Shares of the Portfolios presently are offered only to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies and qualified pension and retirement plans outside the separate account context. For offers to separate accounts, this Prospectus should be read in conjunction with the prospectus of the separate accounts of the specific insurance product which should precede or accompany this Prospectus.


This Prospectus sets forth concisely information about the Trust and its Portfolios that a prospective investor should know before investing. This Prospectus should be retained for future reference. A Statement of Additional Information for the Trust, dated April 30, 1997 (as supplemented from time to time), has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request from the Trust's Distributor, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109, Attention: JPM Series Trust II, or by calling 1-800-221-7930. Inquiries about the Trust should be directed to the Trust at the same address or telephone number.



AN INVESTMENT IN JPM TREASURY MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT. INVESTMENTS IN THE PORTFOLIOS ARE NOT BANK DEPOSITS AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE FDIC OR ANY BANK. AN INVESTMENT IN ANY OF THE PORTFOLIOS IS SUBJECT TO RISK THAT MAY CAUSE THE NET ASSET VALUE OF THE PORTFOLIO'S SHARES TO FLUCTUATE, AND WHEN SHARES ARE REDEEMED, THE PROCEEDS MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE DATE OF THIS PROSPECTUS IS APRIL 30, 1997.

TABLE OF CONTENTS

                                                           PAGE
Annual Operating Expenses..............................          1
Financial Highlights...................................          2
Performance and Yield Information......................          5
Portfolios.............................................          6
Investment Objectives and Policies.....................          7
  JPM Treasury Money Market Portfolio..................          7
    Investment Objective...............................          7
    Investment Policies................................          7
    Risk Factors.......................................          8
  JPM Bond Portfolio...................................          8
    Investment Objective...............................          8
    Investment Policies................................          8
    Risk Factors.......................................         10
  JPM Equity Portfolio.................................         11
    Investment Objective...............................         11
    Investment Policies................................         11
    Risk Factors.......................................         12
  JPM Small Company Portfolio..........................         12
    Investment Objective...............................         12
    Investment Policies................................         12
    Risk Factors.......................................         13
  JPM International Equity Portfolio...................         13
    Investment Objective...............................         13
    Investment Policies................................         13
    Risk Factors.......................................         14
Additional Investment Information......................         14
  Convertible Securities for JPM Bond, Equity, Small
   Company and International Equity Portfolios.........         14

                                                           PAGE
  When-Issued and Delayed Delivery Securities..........         14
  Repurchase Agreements................................         14
  Loans of Portfolio Securities........................         15
  Reverse Repurchase Agreements........................         15
  Mortgage Dollar Roll Transactions....................         15
  Foreign Investment Information for JPM Bond,
    Equity, Small Company and International
    Equity Portfolios..................................         15
  Foreign Currency Exchange Transactions for JPM Bond,
   Equity, Small Company and International Equity
   Portfolios..........................................         16
  Illiquid Investments, Privately Placed and Other
   Unregistered Securities.............................         17
  Futures and Options Transactions for JPM Bond,
   Equity, Small Company and International Equity
   Portfolios..........................................         18
  Money Market Instruments for JPM Bond, Equity, Small
   Company and International Equity Portfolios.........         18
Portfolio Turnover.....................................         18
Investment Restrictions................................         18
Management of the Trust and Portfolios.................         18
Shares of Beneficial Interest..........................         21
Taxes and Dividends....................................         22
Offering and Redemption of Shares......................         23
Other Information......................................         23
Appendix...............................................        A-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THE PROSPECTUS.

ANNUAL OPERATING EXPENSES
(as a percentage of average daily net assets)

                                               JPM Treasury
                                               Money Market     JPM Bond     JPM Equity     JPM Small Company     JPM International
                                                Portfolio       Portfolio    Portfolio          Portfolio         Equity Portfolio
                                               ------------     --------     ----------     -----------------     -----------------

Management Fees............................        .20%           .30%          .40%               .60%                  .60%
Other Expenses.............................        .40%           .45%          .50%               .55%                  .60%
                                                    --             --            --
                                                                                                   ---                   ---
Total Portfolio Operating Expenses.........        .60%           .75%          .90%              1.15%                 1.20%

EXAMPLE

An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                                               JPM Treasury      JPM
                                               Money Market     Bond      JPM Equity     JPM Small Company     JPM International
                                                Portfolio       Portfolio Portfolio          Portfolio         Equity Portfolio
                                               ------------     -----     ----------     -----------------     -----------------
1 year.....................................        $ 6            $8         $ 9               $ 12                  $ 12
3 years....................................        $19           2$4         $29               $ 37                  $ 38
5 years....................................        $33           4$2         $50               $ 63                  $ 66
10 years...................................        $75           9$3         $111              $140                  $145

THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES OF THE PORTFOLIOS AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by each Portfolio, the payment of which will reduce investors' annual return. The information in the foregoing table has been restated to reflect an agreement by Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), an affiliate of Morgan, to reimburse the Trust to the extent certain expenses exceed in any fiscal year .60%, .75%, .90%, 1.15% and 1.20% of the average daily net assets of JPM Treasury Money Market Portfolio, JPM Bond Portfolio, JPM Equity Portfolio, JPM Small Company Portfolio and JPM International Equity Portfolio, respectively. The information in the foregoing table does not reflect deduction of account fees and charges to separate accounts or related insurance policies that may be imposed by participating insurance companies. For a further description of the various costs and expenses incurred in the operation of the Portfolios, as well as expense reimbursement or waiver arrangements, see "Management of the Trust and Portfolios."

FINANCIAL HIGHLIGHTS


The following table includes selected data for a share of beneficial interest outstanding for each Portfolio for the indicated periods.(1) The related financial statements and report of Ernst & Young LLP, independent auditors, for the period ended December 31, 1995 and the fiscal year ended December 31, 1996 are incorporated by reference into the Statement of Additional Information and are available upon request and without charge by calling 1-800-221-7930.



                                                                  JPM Treasury Money Market
                                                                          Portfolio                      JPM Bond Portfolio
                                                              ---------------------------------   ---------------------------------
                                                                                   January 3,                          January 3,
                                                                                  1995 through                        1995 through
                                                                 Year ended       December 31,       Year ended       December 31,
                                                              December 31, 1996       1995        December 31, 1996       1995
                                                              -----------------   -------------   -----------------   -------------
Net Asset Value, Beginning of Period........................     $    10.06        $    10.00        $    10.91        $    10.00

Income From Investment Operations
  Net Investment Income.....................................           0.44              0.45              0.47              0.58
  Net Realized and Unrealized Gains (Losses) on Securities &
   Foreign Currency.........................................           0.03              0.06             (0.25)             1.11
                                                              -----------------   -------------   -----------------   -------------
    Total from Investment Operations........................           0.47              0.51              0.22              1.69

Less Distributions to Shareholders
  Dividends from Net Investment Income......................          (0.44)            (0.45)            (0.47)            (0.58)
  Distributions from Net Capital Gains......................                                              (0.01)            (0.20)
                                                              -----------------   -------------   -----------------   -------------
Total Distributions.........................................          (0.44)            (0.45)            (0.48)            (0.78)
                                                              -----------------   -------------   -----------------   -------------
Net Asset Value, End of Period..............................     $    10.09        $    10.06        $    10.65        $    10.91
                                                              -----------------   -------------   -----------------   -------------
                                                              -----------------   -------------   -----------------   -------------
Total Return(2).............................................           4.69%             5.09%             2.09%            16.85%

Ratios to Average Net Assets:
 (Annualized)
  Expenses(3)...............................................           0.60%             0.60%             0.75%             0.75%
  Net Investment Income.....................................           4.56%             4.95%             5.91%             6.00%
Portfolio Turnover Rate.....................................            N/A               N/A            198.40%           238.96%
Average Commission Rate Paid................................            N/A               N/A               N/A               N/A
Net Assets, at End of Period................................     $1,386,518        $1,272,932        $2,782,079        $1,416,694

------------

(1) From January 3, 1995 (commencement of operations) to December 31, 1996, Chubb Investment Advisory Corporation ("Chubb Investment Advisory"), a wholly owned subsidiary of Chubb Life Insurance Company of America ("Chubb Life"), served as each Portfolio's investment manager, and Morgan Guaranty served as each Portfolio's sub-investment adviser. Effective January 1, 1997, Morgan began serving as each Portfolio's investment adviser. See "OTHER INFORMATION."

(2) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges to separate accounts or related insurance policies, which, if reflected, would reduce the Portfolio's total return for the period indicated. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized.


(3) All related party fees have been waived and all other expenses of the Portfolios have been assumed in part for 1996 and 1995 by Chubb Life and Morgan Guaranty. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 2.02%, 2.18%, 2.13%, 2.69% and 3.18% in 1996, and 2.77%, 2.90%, 2.70%, 3.22% and 3.16% in 1995, for the JPM
Treasury Money Market Portfolio, JPM Bond Portfolio, JPM Equity Portfolio, JPM Small Company Portfolio and JPM International Equity Portfolio, respectively.

                                                                    JPM Equity Portfolio             JPM Small Company Portfolio
                                                              ---------------------------------   ---------------------------------
                                                               Year ended      January 3, 1995     Year ended      January 3, 1995
                                                              December 31,    through December    December 31,    through December
                                                                  1996            31, 1995            1996            31, 1995
                                                              -------------   -----------------   -------------   -----------------
Net Asset Value, Beginning of Period........................   $    12.63        $    10.00        $    11.83        $    10.00

Income From Investment Operations
  Net Investment Income.....................................         0.20              0.12              0.06              0.11
  Net Realized and Unrealized Gains (Losses) on Securities &
   Foreign Currency.........................................         2.44              3.26              2.43              3.18
                                                              -------------   -----------------   -------------   -----------------
    Total From Investment Operations........................         2.64              3.38              2.49              3.29

Less Distributions to Shareholders
  Dividends from Net Investment Income......................        (0.20)            (0.12)            (0.06)            (0.11)
  Distributions from Net Capital Gains......................        (1.39)            (0.63)            (1.73)            (1.35)
                                                              -------------   -----------------   -------------   -----------------
Total Distributions.........................................        (1.59)            (0.75)            (1.79)            (1.46)
                                                              -------------   -----------------   -------------   -----------------
Net Asset Value, End of Period..............................   $    13.68        $    12.63        $    12.53        $    11.83
                                                              -------------   -----------------   -------------   -----------------
                                                              -------------   -----------------   -------------   -----------------
Total Return(2).............................................        21.14%            33.91%            21.74%            32.91%

Ratios to Average Net Assets:
 (Annualized)
  Expenses(3)...............................................         0.90%             0.90%             1.15%             1.15%
  Net Investment Income.....................................         1.49%             1.48%             0.54%             0.99%
Portfolio Turnover Rate.....................................        89.77%            65.60%           144.44%           100.43%
Average Commission Rate Paid................................   $   0.0534               N/A        $   0.0427               N/A
Net Assets, at End of Period................................   $5,339,283        $4,144,458        $3,867,002        $2,536,258


---------

(2) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges to separate accounts or related insurance policies, which, if reflected, would reduce the Portfolio's total return for the period indicated. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized.


(3) All related party fees have been waived and all other expenses of the Portfolios have been assumed in part for 1996 and 1995 by Chubb Life and Morgan Guaranty. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 2.02%, 2.18%, 2.13%, 2.69% and 3.18% in 1996, and 2.77%, 2.90%, 2.70%, 3.22% and 3.16% in 1995, for the JPM
Treasury Money Market Portfolio, JPM Bond Portfolio, JPM Equity Portfolio, JPM Small Company Portfolio and JPM International Equity Portfolio, respectively.

                                                                  JPM International Equity
                                                                          Portfolio
                                                              ---------------------------------
                                                               Year ended      January 3, 1995
                                                              December 31,    through December
                                                                  1996            31, 1995
                                                              -------------   -----------------
Net Asset Value, Beginning of Period........................   $    10.86        $    10.00

Income From Investment Operations
  Net Investment Income.....................................         0.20              0.15
  Net Realized and Unrealized Gains (Losses) on Securities &
   Foreign Currency.........................................         1.23              1.08
                                                              -------------   -----------------
    Total from Investment Operations........................         1.43              1.23

Less Distributions to Shareholders
  Dividends from Net Investment Income......................        (0.09)            (0.09)
  Dividends in Excess of Net Investment Income..............                          (0.10)
  Distributions from Net Capital Gains......................        (0.47)            (0.18)
                                                              -------------   -----------------
Total Distributions.........................................        (0.56)            (0.37)
                                                              -------------   -----------------
Net Asset Value, End of Period..............................   $    11.73        $    10.86
                                                              -------------   -----------------
                                                              -------------   -----------------
Total Return(2).............................................        13.12%            12.38%

Ratios to Average Net Assets:
 (Annualized)
  Expenses(3)...............................................         1.20%             1.20%
  Net Investment Income.....................................         1.25%             1.06%
Portfolio Turnover Rate.....................................        71.24%            68.00%
Average Commission Rate Paid................................   $   0.0020               N/A
Net Assets, at End of Period................................   $6,249,926        $3,992,275


---------

(2) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges to separate accounts or related insurance policies, which, if reflected, would reduce the Portfolio's total return for the period indicated. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized.


(3) All related party fees have been waived and all other expenses of the Portfolios have been assumed in part for 1996 and 1995 by Chubb Life and Morgan Guaranty. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 2.02%, 2.18%, 2.13%, 2.69% and 3.18% in 1996, and 2.77%, 2.90%, 2.70%, 3.22% and 3.16% in 1995, for the JPM
Treasury Money Market Portfolio, JPM Bond Portfolio, JPM Equity Portfolio, JPM Small Company Portfolio and JPM International Equity Portfolio, respectively.

PERFORMANCE AND YIELD INFORMATION

From time to time the Trust may advertise the yield and/or the average annual total return of some or all of the Portfolios. These figures are based on historical earnings and are not intended to indicate future performance. Shares of the Portfolios presently are offered only to variable annuity and variable life insurance separate accounts established by affiliated and unaffiliated life insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies" and, together with VA contracts, "Policies") and qualified pension and retirement plans outside the separate account context. None of these performance figures reflect fees and charges imposed by Participating Insurance Companies, which fees and charges will reduce the yield and total return to Policy owners; therefore, these performance figures may be of limited use for comparative purposes. Policy owners should consult the prospectus for such Policy.

JPM Treasury Money Market Portfolio's yield quotations represent the Portfolio's investment income, less expenses, expressed as a percentage of assets on an annualized basis for a seven-day period. The yield is expressed as both a simple annualized yield and a compounded effective yield. The yield for the non-money market Portfolios is calculated by dividing the Portfolio's net investment income per share during a recent 30-day period by the maximum offering price per share of that Portfolio (which is the net asset value of that Portfolio) on the last day of the period.

The average annual total return quotations of the non-money market Portfolios are determined by computing the average annual percentage change in value of a $10,000 investment, made at the maximum public offering price (which is net asset value) for certain specified periods. This computation assumes reinvestment of all dividends and distributions.

Set forth below is historical performance information for JPM Bond Portfolio, JPM Equity Portfolio, JPM Small Company Portfolio and JPM International Equity Portfolio and for an appropriate securities index with respect to each such Portfolio. In addition, set forth below is hypothetical performance information derived from historical composite performance of all Private Accounts managed by Morgan which have investment objectives, policies and strategies substantially similar to those of the indicated Portfolios and, thus, is deemed relevant to Portfolio investors. THE HYPOTHETICAL PERFORMANCE INFORMATION OF THE PRIVATE ACCOUNTS--NAMELY, THE ACTIVE FIXED INCOME COMPOSITE, ACTIVE EQUITY COMPOSITE, SMALL COMPANY COMPOSITE AND INTERNATIONAL EQUITY COMPOSITE--DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE CORRESPONDING PORTFOLIO AND SHOULD NOT BE INTERPRETED AS INDICATIVE OF THE FUTURE PERFORMANCE OF THE PORTFOLIO. Moreover, the Private Accounts are not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and, therefore, are not subject to certain investment restrictions, diversification requirements and other restrictions that are imposed by the 1940 Act and the Internal Revenue Service, which, if imposed, might have adversely affected the performance of the Private Accounts. In addition, the Active Fixed Income Composite may include a higher allocation of investments in private placements of corporate and mortgage-related securities than JPM Bond Portfolio, and, unlike JPM International Equity Portfolio, the International Equity Composite does not limit its country allocations to no more than 25% of its assets and typically does not invest in emerging markets securities.

The hypothetical performance results of the Private Accounts set forth below represent the audited actual performance results of the applicable composite, adjusted to reflect the deduction of fees and expenses of the applicable Portfolio. These results have been calculated in accordance with Performance Presentation Standards of the Association for Investment Management and Research. The term "average annual total return" signifies that cumulative total returns for a stated time period have been annualized over such period. These returns are time-weighted rates of return which include all accrued income and realized and unrealized gains or losses, but do not reflect the deduction of investment advisory fees actually charged to the Private Accounts.


                                                                     Average Annual Total Return
                                                                       as of December 31, 1996
                                                              ------------------------------------------
                                                                         5 Years or        10 Years or
 Name of Portfolio, Corresponding Private Account and Index   1 Year   Since Inception   Since Inception
------------------------------------------------------------  ------   ---------------   ---------------
JPM Bond Portfolio..........................................   2.09%         9.25%*             N/A
Active Fixed Income Composite...............................   4.51%         7.20%             8.65%
Salomon Brothers Broad Investment Grade Bond Index**........   3.62%         7.13%             8.51%
JPM Equity Portfolio........................................  21.14%        27.45%*             N/A
Active Equity Composite.....................................  21.00%        16.14%            15.86%
Standard & Poor's 500-Registered Trademark- Index**.........  22.96%        15.22%            15.29%
JPM Small Company Portfolio.................................  21.74%        27.29%*             N/A
Small Company Composite.....................................  22.25%        16.95%            13.36%
Russell 2000-Registered Trademark- Index**..................  16.49%        15.64%            12.41%
JPM International Equity Portfolio..........................  13.12%        12.79%*             N/A
International Equity Composite..............................   8.64%         8.10%             9.49%
Morgan Stanley Capital International Europe, Australia, Far
 East (Free) Index**........................................   6.05%         8.15%             8.42%


------------

 * Commenced operations January 3, 1995.


** The Salomon Brothers Broad Investment Grade Bond Index is a market capitalization-weighted index that includes U.S. Treasury, Government-sponsored, mortgage and investment grade fixed rate corporate fixed income securities with a maturity of one year or longer and a minimum of $50 million amount outstanding at the time of inclusion in the Index. The Standard & Poor's
500-Registered Trademark- Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 2000-Registered Trademark- Index is composed of 2,000 common stocks of U.S. companies with an average market capitalization of approximately $420 million. The Morgan Stanley Capital International Europe, Australia, Far East (Free) Index is a broadly diversified international index composed of the equity securities of approximately 1,000 companies located outside the United States.


PORTFOLIOS

The Trust currently consists of five Portfolios: JPM Treasury Money Market Portfolio, JPM Bond Portfolio, JPM Equity Portfolio, JPM Small Company Portfolio and JPM International Equity Portfolio. In the future, the Trust may add or delete portfolios.

The Portfolios are offered as funding vehicles for Policies to be offered by the Participating Insurance Companies. The Policies are described in the separate prospectuses and statements of additional information issued by the Participating Insurance Companies over which the Trust assumes no responsibility. Portfolio shares also are offered to qualified pension and retirement plans outside of the separate account context (including, without limitation, those trusts, plans, accounts, contracts or annuities described in Sections 401(a), 403(a), 403(b), 408(a), 408(b), 408(k), 414(d), 457(b),
501(c)(18) of the Internal Revenue Code of 1986, as amended (the "Code"), and any other trust, plan, account, contract or annuity that is determined to be within the scope of Treasury Regulation Section1.817.5(f)(3)(iii)) ("Eligible Plans" or "Plans"). Differences in tax treatment or other considerations may cause the interests of Policy owners and Eligible Plan participants to conflict, although the Trust currently does not foresee any disadvantages to Policy owners or Eligible Plan participants arising therefrom. Nevertheless, the Trust's Board of Trustees (the "Board") intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto.

Shares of each Portfolio are both offered and redeemed at their net asset value without the addition of any sales load or redemption charge. See "OFFERING AND REDEMPTION OF SHARES."

INVESTMENT OBJECTIVES AND POLICIES

The investment objective and policies of each Portfolio are described below. The investment objective of a Portfolio, and certain investment restrictions discussed in the Statement of Additional Information, may be changed only with the approval of the shareholders of each Portfolio that are affected by such change. The investment policies of a Portfolio, used in furtherance of the Portfolio's objective, may be changed by the Board without the approval of the Portfolio's shareholders.

Because investment involves both opportunities for gain and risks of loss, no assurance can be given that the Portfolios will achieve their objectives. The difference in objectives and policies among the various Portfolios can be expected to affect each Portfolio's investment return as well as the degree of market and financial risks to which each Portfolio is subject. Prospective purchasers of Policies and Plan participants should carefully review the objectives and policies of the Portfolios and consider their ability to assume the risks involved before allocating amounts for investment therein.

JPM TREASURY MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE: JPM Treasury Money Market Portfolio's investment objective is to provide current income, maintain a high level of liquidity, and preserve capital.


The Portfolio seeks to achieve its investment objective by investing in direct obligations of the United States (U.S.) Treasury and engaging in repurchase agreement transactions with respect to those obligations. The Portfolio maintains a dollar-weighted average portfolio maturity of not more than 90 days and invests in Treasury Securities (as defined below) which have effective maturities of 397 calendar days or less.



INVESTMENT POLICIES: Treasury Securities. The Portfolio will invest in Treasury Bills, Notes, and Bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States of America ("Treasury Securities"). Each such obligation must have a remaining maturity of 397 calendar days or less at the time of purchase by the Portfolio. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. The Portfolio will not invest in obligations of U.S. Government Agencies ("U.S. Government Agency Obligations").


The Portfolio also may purchase Treasury Securities on a when-issued or delayed delivery basis, loan its portfolio securities and may engage in repurchase and reverse repurchase agreement transactions involving Treasury Securities. For a discussion of these transactions, see "ADDITIONAL INVESTMENT INFORMATION."

RISK FACTORS: Obligations of the U.S. Treasury are guaranteed by the U.S. Government as to the timely payment of principal and interest, but the market value of such obligations is not guaranteed and may rise and fall in response to changes in interest rates. Neither the shares of the Trust nor the interests in the Portfolio are guaranteed or insured by the U.S. Government.

JPM BOND PORTFOLIO

INVESTMENT OBJECTIVE: JPM Bond Portfolio's investment objective is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective.

JPM Bond Portfolio is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of short-term obligations while acknowledging the greater price fluctuation of longer-term instruments.

INVESTMENT POLICIES: The Adviser actively manages the Portfolio's duration, the allocation of securities across market sectors, and the selection of specific securities within sectors. Based on fundamental, economic and capital markets research, the Adviser adjusts the duration of the Portfolio in light of market conditions and the Adviser's interest rate outlook. For example, if interest rates are expected to fall, the duration may be lengthened to take advantage of the expected associated increase in bond prices. The Adviser also actively allocates the Portfolio's assets among the broad sectors of the fixed income market including, but not limited to, U.S. Government Agency Obligations, corporate securities, private placements, asset-backed and mortgage-related securities. Specific securities which the Adviser believes to be undervalued are selected for purchase within the sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk, and the judgment of fixed income portfolio managers and analysts. Under normal market conditions, the Adviser intends to keep the Portfolio essentially fully invested with at least 65% of the Portfolio's assets invested in bonds, debentures and other debt instruments. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest without limitation in U.S. dollar-denominated securities of foreign issuers.

Duration is a measure of the weighted average maturity of the bonds held in the Portfolio and can be used as a measure of the sensitivity of the Portfolio's market value to changes in interest rates. Under normal market conditions, the Portfolio's duration will range between one year shorter and one year longer than the duration of the U.S. investment grade fixed income universe, as represented by Salomon Brothers Broad Investment Grade Bond Index. Currently, such Index's duration is approximately 4.5 years. However, the maturities of the individual securities in the Portfolio may vary widely.

The Adviser intends to manage the Portfolio actively in pursuit of its investment objective. Portfolio transactions are undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates, but the Portfolio also may engage in short-term trading consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs.

CORPORATE BONDS, ETC. The Portfolio may invest in a broad range of debt securities of domestic and foreign issuers. These include debt securities of various types and maturities, e.g., debentures, notes, mortgage-related securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment the Portfolio will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower than at the time of purchase. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity. The Portfolio does not intend to invest in common stock but may invest to a limited extent in convertible debt or preferred stock. See "ADDITIONAL INVESTMENT INFORMATION" for further information on foreign investment and convertible securities.

GOVERNMENT OBLIGATIONS, ETC. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government and backed by the full faith and credit of the U.S. Government. These securities include Treasury Securities, obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank. GNMA Certificates are mortgage-backed securities which evidence an undivided interest in mortgage pools. These securities are subject to more rapid repayment than their stated maturity would indicate because prepayments of principal on mortgages in the pool are passed through to the holder of the securities. During periods of declining interest rates, prepayments of mortgages in the pool can be expected to increase. The pass-through of these prepayments would have the effect of reducing the Portfolio's positions in these securities and requiring the Portfolio to reinvest the prepayments at interest rates prevailing at the time of reinvestment. The Portfolio also may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Portfolio must look principally to the issuing or guaranteeing agency for ultimate repayment; some examples of agencies or instrumentalities issuing these obligations are the Federal Farm Credit System, the Federal Home Loan Banks and the Federal National Mortgage Association. Although these governmental issuers are responsible for payments on their obligations, they do not guarantee their market value. The Portfolio also may invest in municipal obligations which may be general obligations of the issuer or payable only from specific revenue sources. However, the Portfolio will invest only in municipal obligations that have been issued on a taxable basis or have an attractive yield excluding tax considerations. In addition, the Portfolio may invest in debt securities of foreign governments and governmental entities. See "ADDITIONAL INVESTMENT INFORMATION" for further information on foreign investments.

MONEY MARKET INSTRUMENTS. The Portfolio may invest in various types of money market instruments subject to the quality requirements of the Portfolio. See "Quality Information" below and "MONEY MARKET INSTRUMENTS" in the Statement of Additional Information. Under normal circumstances, the Portfolio will purchase these securities to invest temporary cash balances or to maintain liquidity to meet redemptions. However, the Portfolio also may invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions.

UNITED STATES GOVERNMENT OBLIGATIONS. See "Government Obligations, etc." above.

BANK OBLIGATIONS. The Portfolio may invest in high quality negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under U.S. federal or state law, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Portfolio also may invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance these commitments will be undertaken or met in the future.

COMMERCIAL PAPER; BONDS. The Portfolio may invest in high quality commercial paper and corporate bonds issued by U.S. corporations. The Portfolio also may invest in bonds and commercial paper of foreign issuers if the obligation is not subject to foreign withholding tax.

ASSET-BACKED SECURITIES. The Portfolio also may invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities provide periodic payments that generally consist of both interest and principal payments. Consequently, the life of an asset-backed security varies with the prepayment experience of the underlying debt instruments.

QUALITY INFORMATION. The Portfolio's current policy is that, under normal circumstances, at least 65% of its total assets will consist of securities that are rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's") or that are unrated and in the Adviser's opinion are of comparable quality. The remainder of the Portfolio's assets may be invested in debt securities that are rated Baa by Moody's and BBB by Standard & Poor's or, with respect to no more than 10% of its assets, rated Ba or B by Moody's and BB or B by Standard & Poor's or are unrated and in the Adviser's opinion are of comparable quality. Securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade, but have some speculative characteristics. Securities rated Ba or B by Moody's and BB or B by Standard & Poor's are below investment grade (commonly known as "junk bonds") and ordinarily provide higher yields but involve greater risk because of their speculative characteristics. See "Risk Factors" below. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines below the quality required for purchase, the Portfolio may continue to hold the investment. See also "APPENDIX A" in the Statement of Additional Information for more detailed information on these ratings, and "High Yield/High Risk Bonds" in the Statement of Additional Information for a discussion of risks associated with investing in junk bonds.

The Portfolio also may purchase obligations on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities and use options on securities and securities indices, futures contracts and options on futures contracts for hedging and risk management purposes. For a discussion of these investments and investment techniques, see "ADDITIONAL INVESTMENT INFORMATION."

RISK FACTORS: If JPM Bond Portfolio disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. As a result, the level of income under such circumstances may vary. In addition, portfolio investments (other than Treasury Securities) are dependent upon the ability of the issuer to make scheduled payments of principal and interest. Certain securities purchased by the Portfolio, such as those rated Baa or as low as B by Moody's and BBB or as low as B by S&P, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Portfolio to sell certain lower rated securities or could result in lower prices than those used in calculating the Portfolio's net asset value.

JPM EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: JPM Equity Portfolio's investment objective is to provide a high total return from a portfolio comprised of selected equity securities. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests primarily in the common stock of U.S. corporations with market capitalizations above $1.5 billion.

JPM Equity Portfolio is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500-Registered Trademark- Index.


INVESTMENT POLICIES: The Adviser seeks to enhance the Portfolio's total return relative to that of the universe of large and medium-sized U.S. corporations, typically represented by the S&P 500-Registered Trademark- Index, through fundamental analysis, systematic stock valuation and disciplined portfolio construction. Based on internal fundamental research, the Adviser uses a systematic stock selection process to rank companies within economic sectors according to their relative value. From the universe of securities this model shows as undervalued, the Adviser selects stocks for the Portfolio based on a variety of criteria including the company's managerial strength, prospects for growth and competitive position. The Adviser may under- or over-weight selected economic sectors against the S&P 500-Registered Trademark- Index's sector weightings to seek to enhance the Portfolio's total return or reduce the fluctuation in its market value relative to the Index.


The Portfolio intends to manage its portfolio actively in pursuit of its investment objective. The Portfolio does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective. To the extent the Portfolio engages in short term trading it may incur increased transaction costs.


EQUITY INVESTMENTS. During normal market conditions, the Adviser intends to keep the Portfolio essentially fully invested with at least 65% of the Portfolio's assets invested in equity securities, consisting of common stocks and other securities with equity characteristics such as preferred stocks, warrants, rights and convertible securities. The Portfolio's primary equity investments are the common stocks of large and medium-sized U.S. corporations and similar securities of foreign corporations. The common stock in which the Portfolio may invest includes the common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. These equity investments may or may not pay dividends and may or may not carry voting rights. The Portfolio invests in securities listed on a securities exchange or traded in an over-the-counter market, and may invest in certain restricted or unlisted securities.


FOREIGN INVESTMENTS. The Portfolio may invest in equity securities of foreign corporations which may include American Depositary Receipts ("ADRs"). However, the Portfolio does not expect to invest more than 30% of its assets at the time of purchase in securities of foreign issuers, nor does it expect more than 10% of its assets to be invested in securities of foreign issuers not listed on a national securities exchange or not denominated or principally traded in U.S. dollars. For further information on foreign investments and foreign currency exchange transactions, see "ADDITIONAL INVESTMENT INFORMATION."

The Portfolio also may invest in securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities and money market instruments (see "Money Market Instruments for JPM Equity, Small Company and International Equity Portfolios" for more information concerning the types of money market instruments in which JPM Equity Portfolio may invest), and use options on securities and securities indices, futures contracts and options on futures contracts for hedging and risk management purposes. For a discussion of these investments and investment techniques, see "ADDITIONAL INVESTMENT INFORMATION."

RISK FACTORS: The foreign securities and ADRs in which the Portfolio may invest involve special considerations and risks. See "ADDITIONAL INVESTMENT INFORMATION" below. The prices of the types of securities usually purchased by JPM Equity Portfolio will tend to fluctuate more than the prices of securities purchased by JPM Treasury Money Market and Bond Portfolios. As a result, the net asset value of JPM Equity Portfolio may experience greater short-term and long-term variations than Portfolios that invest primarily in fixed income securities.

JPM SMALL COMPANY PORTFOLIO

INVESTMENT OBJECTIVE: JPM Small Company Portfolio's investment objective is to provide a high total return from a portfolio of equity securities of small companies. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies primarily with market capitalizations less than $1 billion.

JPM Small Company Portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies.

INVESTMENT POLICIES: The Adviser seeks to enhance the Portfolio's total return relative to that of the U.S. small company universe. To do so, the Adviser uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. The Adviser continually screens the universe of small capitalization companies to identify for further analysis those companies which exhibit favorable characteristics such as significant and predictable cash flow and high quality management. Based on this investment process, as well as fundamental research, the Adviser ranks these companies within economic sectors according to their relative value. The Adviser then selects for purchase the most attractive companies within each economic sector.

The Adviser uses a disciplined portfolio construction process to seek to enhance returns and reduce volatility in the market value of the Portfolio relative to that of the U.S. small company universe, typically represented by the Russell 2000-Registered Trademark- Index. The disciplined portfolio construction process involves continuously screening the small company universe and consists of three basic steps: first, calculating each company's internal rate of return ("IRR") based on projected cash flow; second, sorting those companies within twenty economic sectors by IRR quintile rank; third, concentrating purchases in the top three quintiles of each sector and selling fourth and fifth quintiles. Variance in industry weights from the Russell 2000-Registered Trademark- are minimized to ensure that stock selection is the principal source of excess return.


The Adviser believes that under normal market conditions the Portfolio will have sector weightings comparable to that of the U.S. small company universe, although it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Portfolio.


The Portfolio intends to manage its investments actively to accomplish its investment objective. Since the Portfolio has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective. To the extent the Portfolio engages in short-term trading it may incur increased transaction costs.

PERMISSIBLE INVESTMENTS. The Portfolio may invest in the same types of securities and use the same investment techniques, subject to the same limitations, as permitted for JPM Equity Portfolio.

RISK FACTORS: The risk factors discussed above in connection with JPM Equity Portfolio also apply to JPM Small Company Portfolio. The price of the securities purchased by JPM Small Company Portfolio will tend to fluctuate more than the prices of securities purchased by JPM Bond and Treasury Money Market Portfolios.

JPM INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: JPM International Equity Portfolio's investment objective is to provide a high total return from a portfolio of equity securities of foreign corporations. Total return will consist of realized and unrealized capital gains and losses plus income less expenses.

JPM International Equity Portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the U.S.

INVESTMENT POLICIES: The Portfolio seeks to achieve its investment objective through country allocation and stock valuation and selection. Based on fundamental research, quantitative valuation techniques, and experienced judgment, the Adviser uses a structured decision-making process to allocate the Portfolio's investments across the countries of the world outside the United States.

Under normal market conditions, the Portfolio will invest in a minimum of three different foreign countries. However, when the Adviser determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest in less than three different foreign countries.

Using a systematic stock selection process and analysts' industry expertise, securities within each country are ranked within economic sectors according to their relative value. Based on this valuation, the Adviser selects the securities which appear the most attractive for the Portfolio. The Adviser believes that, under normal market conditions, economic sector weightings generally will be similar to those of one or more relevant equity indices.

Finally, the Adviser actively manages currency exposure, in conjunction with country and stock allocation, in an attempt to protect and possibly enhance the Portfolio's market value. Through the use of forward foreign currency exchange contracts, the Adviser will adjust the Portfolio's foreign currency weightings to reduce its exposure to currencies deemed unattractive and, in certain circumstances, increase exposure to currencies deemed attractive, as market conditions warrant, based on fundamental research, technical factors, and the judgment of a team of experienced currency managers. For further information on foreign currency exchange transactions, see "ADDITIONAL INVESTMENT INFORMATION."

The Portfolio intends to manage its portfolio actively in pursuit of its investment objective. The Portfolio does not expect to trade in securities for short-term profits; however, when circumstances warrant, securities may be sold without regard to the length of time held. To the extent the Portfolio engages in short-term trading it may incur increased transaction costs.

EQUITY INVESTMENTS. Under normal market conditions, the Adviser intends to keep the Portfolio essentially fully invested with at least 65% of the value of its total assets in equity securities of foreign issuers, consisting of common stocks and other securities with equity characteristics such as preferred stock, warrants, rights and convertible securities which may be held through ADRs. The Portfolio's primary equity investments are the common stock of companies based in developed countries outside the U.S. and in developing countries. The common stock in which the Portfolio may invest includes the common stock of any class or series or any similar equity interest such as trust or limited partnership interests. See "ADDITIONAL INVESTMENT INFORMATION." The Portfolio invests in securities listed on the foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities.

The Portfolio also may invest in dollar and non-dollar denominated money market instruments (see "Money Market Instruments for JPM Equity, Small Company and International Equity Portfolios" for more information concerning the types of money market instruments in which JPM International Equity Portfolio may invest) and securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities and enter into certain hedging transactions, including options on equity securities, options on foreign stock indices and forward foreign currency exchange contracts. For a discussion of these investments and investment techniques, see "ADDITIONAL INVESTMENT INFORMATION."

RISK FACTORS: The risk factors discussed above in connection with JPM Equity Portfolio also apply to JPM International Equity Portfolio. All or a significant portion of this Portfolio may be invested in foreign securities and ADRs, and investors should understand the special considerations and risks related to such an investment emphasis, including foreign currency risks. See "ADDITIONAL INVESTMENT INFORMATION."

ADDITIONAL INVESTMENT INFORMATION

CONVERTIBLE SECURITIES FOR JPM BOND, EQUITY, SMALL COMPANY AND INTERNATIONAL EQUITY PORTFOLIOS. JPM Bond, Equity, Small Company and International Equity Portfolios may invest in convertible securities of domestic and, subject to each Portfolio's restrictions, foreign issuers. The convertible securities in which the Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Portfolios may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to the Portfolio until settlement. At the time of settlement a when-issued security may be valued at less than its purchase price. Each Portfolio maintains with the custodian of the Trust (the "Custodian") a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. For more information concerning the Custodian for the Trust, see "INVESTMENT ADVISORY AND OTHER SERVICES" in the Statement of Additional Information. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged. It is the current policy of each Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities other than the obligations created by these commitments.

REPURCHASE AGREEMENTS. Each of the Portfolios may engage in repurchase agreement transactions with brokers, dealers or banks that meet the credit guidelines established by the Board. JPM Treasury Money Market Portfolio will only enter into repurchase agreements involving U.S. Treasury securities. In a repurchase agreement, a Portfolio buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by a Portfolio to the seller. The Portfolio always receives securities as collateral with a market value at least equal to the purchase price plus accrued interest and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the disposition of collateral may be delayed or limited. Investments in certain repurchase agreements and certain other investments which may be considered illiquid are limited. See "Illiquid Investments, Privately Placed and Other Unregistered Securities" below.

LOANS OF PORTFOLIO SECURITIES. Subject to applicable investment restrictions, each of the Portfolios is permitted to lend its securities. Each of the Portfolios may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by a Portfolio in the normal settlement time, generally five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan is for the account of the relevant Portfolio and its respective shareholders. The Portfolios may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Portfolios will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Portfolios will not make any loans in excess of one year. The Portfolios will not lend their securities to any officer, Trustee, Director, employee, or affiliate of the Trust, the Adviser or Distributor, unless otherwise permitted by applicable law.

REVERSE REPURCHASE AGREEMENTS. Each of the Portfolios is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It also may be viewed as the borrowing of money by the Portfolio and, therefore, is a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

MORTGAGE DOLLAR ROLL TRANSACTIONS. JPM Bond Portfolio may engage in mortgage dollar roll transactions with respect to mortgage-related securities issued by certain federal government agencies. In a mortgage dollar roll transaction, the Portfolio sells a mortgage-related security and simultaneously agrees to purchase a substantially similar security on a specified date at an agreed upon price. Compensation is derived from the difference of the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds, and in some cases by a commitment fee.

FOREIGN INVESTMENT INFORMATION FOR JPM BOND, EQUITY, SMALL COMPANY AND INTERNATIONAL EQUITY PORTFOLIOS. JPM Bond, Equity and Small Company Portfolios may invest in certain securities of foreign issuers. JPM International Equity Portfolio invests primarily in securities of foreign issuers. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to these Portfolios by domestic companies.

Investors should realize that the value of each Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it also may be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolios must be made in compliance with the U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the U.S.

JPM International Equity Portfolio may invest in securities of issuers in "emerging markets." Emerging markets include any country which in the opinion of the Adviser is generally considered to be an emerging or developing country by the international financial community. These countries generally include every country in the world except the U.S., Canada, Japan, Australia, New Zealand and most countries in Western Europe. Investments in securities of emerging markets countries entail a high degree of risk. Investments in securities of issuers in emerging markets carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of the markets for securities of emerging markets issuers and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

Each of the Portfolios, other than JPM Treasury Money Market Portfolio, may invest in securities of foreign issuers directly or in the form of ADRs, European Depositary Receipts ("EDRs") or other similar securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Certain such institutions issuing ADRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

Since investments in foreign securities involve foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. See "Foreign Currency Exchange Transactions for JPM Bond, Equity, Small Company and International Equity Portfolios" below.


FOREIGN CURRENCY EXCHANGE TRANSACTIONS FOR JPM BOND, EQUITY, SMALL COMPANY AND INTERNATIONAL EQUITY PORTFOLIOS. Because JPM Bond, Equity, Small Company and International Equity Portfolios buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, JPM Bond, Equity and Small Company Portfolios may, and JPM

International Equity Portfolio will, from time to time enter into foreign currency exchange transactions. The Portfolios either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Portfolio's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities, or prevent loss if the prices of these securities should decline.

Each of these Portfolios may enter into foreign currency exchange transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce to the foreign currency in an attempt to enhance return.

As a hedging strategy, although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Portfolio to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging or investment strategy is highly uncertain.

ILLIQUID INVESTMENTS, PRIVATELY PLACED AND OTHER UNREGISTERED
SECURITIES. Subject to the limitations described below, each of the Portfolios may acquire investments that are illiquid or have limited liquidity, such as investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the U.S. without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.


Acquisitions of illiquid investments by the Portfolios is subject to the following non-fundamental policies. JPM Treasury Money Market Portfolio may not acquire any illiquid securities if, as a result thereof, more than 10% of the market value of the Portfolio's total assets would be in illiquid investments. Each of JPM Bond, Equity, Small Company and International Equity Portfolios may not invest in illiquid securities if, as a result more than 15% of the market value of its total assets would be invested in illiquid securities. Each of the Portfolios also may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

FUTURES AND OPTIONS TRANSACTIONS FOR JPM BOND, EQUITY, SMALL COMPANY AND INTERNATIONAL EQUITY PORTFOLIOS. Each of these Portfolios is permitted to enter into the futures and options transactions described in the "APPENDIX" to this Prospectus for both hedging and risk management purposes, although not for speculation. For more detailed information about these transactions, see the "APPENDIX" to this Prospectus and "OPTIONS AND FUTURES TRANSACTIONS" in the Statement of Additional Information.

MONEY MARKET INSTRUMENTS FOR JPM BOND, EQUITY, SMALL COMPANY AND INTERNATIONAL EQUITY PORTFOLIOS. JPM Bond, Equity, Small Company and International Equity Portfolios are permitted to invest in money market instruments, although each of these Portfolios intends to stay invested in equity securities (or in the case of JPM Bond Portfolio, long-term fixed income securities), to the extent practical in light of its investment objective and long-term investment perspective. These Portfolios may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. The money market investments permitted for these Portfolios are the same as for JPM Bond Portfolio and include obligations of the U.S. Government and its agencies and instrumentalities, other debt securities, commercial paper, bank obligations and repurchase agreements (see "JPM BOND PORTFOLIO--Money Market Instruments"). JPM International Equity Portfolio also may invest in short-term obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions. For more detailed information about these money market instruments, see "INVESTMENT OBJECTIVES AND POLICIES" in the Statement of Additional Information.

PORTFOLIO TURNOVER


Portfolio turnover for each Portfolio may vary from year to year or within a year depending upon economic and business conditions. The annual portfolio turnover rates for the Portfolios in 1996 were approximately as follows: 198% for JPM Bond Portfolio, 90% for JPM Equity Portfolio, 144% for JPM Small Company Portfolio and 71% for JPM International Equity Portfolio. The higher a portfolio turnover rate is, the greater the likelihood that the Portfolio will realize gains or losses and pay more brokerage commissions or other transaction related costs.


INVESTMENT RESTRICTIONS


Investments of the Portfolios are further restricted by certain policies that may not be changed with respect to a Portfolio without the approval of the holders of the outstanding shares of such Portfolio. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.


MANAGEMENT OF THE TRUST AND PORTFOLIOS

The Board is responsible for the administration of the affairs of the Trust. Pursuant to the Declaration of Trust for the Trust, the Trustees of the Trust decide upon matters of general policy and review the actions of the Adviser and other service providers.


The Trust's investment adviser is Morgan, a registered investment adviser which maintains its principal office at 522 Fifth Avenue, New York, New York 10036. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized under the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients. As of December 31, 1996, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $208 billion. J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial adviser to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

Morgan supervises and assists in the overall management of the Trust's affairs under an Investment Advisory Agreement with the Trust. Subject to the supervision of the Trustees, Morgan makes each Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each Portfolio's investments.


Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. The following persons are primarily responsible for the day-to-day management and implementation of Morgan's process for the respective Portfolios (the inception date of each person's responsibility for a Portfolio and their business experience for the past five years are indicated parenthetically): JPM Treasury Money Market Portfolio: Robert R. Johnson, Vice President (since January, 1995, employed by Morgan since prior to 1992); and Daniel B. Mulvey, Vice President (since August, 1995, employed by Morgan since
1992); JPM Bond Portfolio: William G. Tennille, Vice President (since January, 1995, employed by Morgan since March, 1992, previously Managing Director, Manufacturers Hanover Trust Company) and Connie J. Plaehn, Managing Director (since January, 1995, employed by Morgan since prior to 1992); JPM Equity
Portfolio: William B. Petersen, Managing Director (since January, 1995, employed by Morgan since prior to 1992) and William M. Riegel, Jr., Managing Director (since January, 1995, employed by Morgan since prior to 1992); JPM Small Company
Portfolio: James B. Otness, Managing Director (since January, 1995, employed by Morgan since prior to 1992) and Candice Eggerss, Vice President (since May, 1996, employed by Weiss, Peck & Greer from June, 1993 to May, 1996 and Equitable Capital Management prior to June, 1993); and JPM International Equity Portfolio:
Paul A. Quinsee, Vice President (since January, 1995, employed by Morgan since February, 1992, previously Vice President, Citibank), Thomas P. Madsen, Managing Director (since January, 1995, employed by Morgan since prior to 1992 and Anne
H. Richards, Vice President (since January, 1997, employed by Morgan since May, 1994, employed by Alliance Capital Ltd. from September, 1992 to April, 1994).


As compensation for Morgan's services under the Investment Advisory Agreement, the Trust has agreed to pay Morgan a monthly fee at the annual rate set forth below as a percentage of the average daily net assets of the relevant Portfolio:

JPM Treasury Money Market Portfolio.........................................................       .20%
JPM Bond Portfolio..........................................................................       .30%
JPM Equity Portfolio........................................................................       .40%
JPM Small Company Portfolio.................................................................       .60%
JPM International Equity Portfolio..........................................................       .60%

Under the terms of an Administrative Services Agreement, Morgan Guaranty provides or arranges for the provision of certain financial and administrative services and oversees fund accounting for the Trust, including services related to taxes, financial statements, calculation of Portfolio performance data, oversight of service providers, certain regulatory and Board matters, and shareholder services. Morgan Guaranty, a wholly-owned subsidiary of J.P. Morgan, is a New York trust company which conducts a general banking and trust business and maintains its principal office at 60 Wall Street, New York, New York 10260.

In addition, Morgan Guaranty is responsible for reimbursing the Trust for certain usual and customary expenses incurred by the Trust including, without limitation, transfer, registrar and dividend disbursing costs, custody fees, legal and accounting expenses, fees of the Trust's co-administrator, insurance premiums, compensation and expenses of the Trust's Trustees, expenses of printing and mailing reports, notices and proxies to shareholders, registration fees under federal securities laws and fees under state securities laws. The Trust will pay these expenses directly and such amounts will be deducted from the fees payable to Morgan Guaranty under the Administrative Services Agreement as set forth below. If such amounts are more than the amount of Morgan Guaranty's fees under the Administrative Services Agreement, Morgan Guaranty will reimburse the Trust for such excess amounts.


The Trust pays all extraordinary expenses not incurred in the ordinary course of the Trust's business including, but not limited to, litigation and indemnification expenses; interest charges; material increases in Trust expenses due to occurrences such as significant increases in the fee schedules of the custodian or the transfer agent or a significant decrease in the Trust's asset level due to changes in tax or other laws or regulations; or other such extraordinary occurrences outside of the ordinary course of the Trust's business.

As compensation for Morgan Guaranty's services under the Administrative Services Agreement, the Trust has agreed to pay Morgan Guaranty a monthly fee at the annual rate set forth below as a percentage of the average daily net assets of the relevant Portfolio:

JPM Treasury Money Market Portfolio.........................................................       .40%
JPM Bond Portfolio..........................................................................       .45%
JPM Equity Portfolio........................................................................       .50%
JPM Small Company Portfolio.................................................................       .55%
JPM International Equity Portfolio..........................................................       .60%

Under the terms of the Administrative Services Agreement, Morgan Guaranty may delegate one or more of its responsibilities to other entities at Morgan Guaranty's expense.

Morgan Guaranty or its affiliates may pay from its own assets Participating Insurance Companies for providing certain administrative and account-related services to owners of Policies for which Portfolio shares are the investment vehicle.


From January 3, 1995 (commencement of operations) to December 31, 1996, Chubb Investment Advisory served as each Portfolio's investment manager and Morgan Guaranty served as sub-investment adviser. The compensation to Morgan Guaranty, as sub-investment adviser, was paid directly from the investment management fees paid by the Trust to Chubb Investment Advisory. For the period January 1, 1996 through December 31, 1996, all investment management fees payable to Chubb Investment Advisory totaled .40%, .50%, .60%, .80% and .80% of average daily net assets for JPM Treasury Money Market Portfolio, JPM Bond Portfolio, JPM Equity Portfolio, JPM Small Company Portfolio and JPM International Equity Portfolio, respectively. For the period January 1, 1996 through December 31, 1996, sub-investment advisory fees payable by Chubb Investment Advisory to Morgan Guaranty totaled .20%, .30%, .40%, .60% and .60% of average daily net assets for JPM Treasury Money Market Portfolio, JPM Bond Portfolio, JPM Equity Portfolio, JPM Small Company Portfolio and JPM International Equity Portfolio, respectively. Because a portion of the Portfolios' fees and expenses were reimbursed, the ratio of operating expenses to average net assets for such period was .60%, .75%, .90%, 1.15% and 1.20% for JPM Treasury Money Market Portfolio, JPM Bond Portfolio, JPM Equity Portfolio, JPM Small Company Portfolio and JPM International Equity Portfolio, respectively. Had a portion of the Portfolios' fees and expenses not been reimbursed, the ratio of operating expenses to average net assets for such period would have been 2.02%, 2.18%, 2.13%, 2.69% and 3.18% for JPM Treasury Money Market Portfolio, JPM Bond Portfolio, JPM Equity Portfolio, JPM Small Company Portfolio and JPM International Equity Portfolio, respectively.

The Trust's distributor and co-administrator is Funds Distributor, Inc. ("FDI"), located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Under a Co-Administration Agreement with the Trust, FDI is responsible for: (i) providing office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust; (ii) providing officers for the Trust; (iii) preparing and filing documents on behalf of the Trust in accordance with state securities laws; (iv) reviewing and filing Trust marketing and sales literature; (v) filing regulatory documents and mailing communications to Trustees and investors; and (vi) maintaining related books and records.


FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI currently provides administration and distribution services for a number of other registered investment companies.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101, acts as the Trust's custodian and transfer agent and dividend paying agent and keeps the books of account for the Trust.

For more information concerning the payment of expenses of the Trust, see "INVESTMENT ADVISORY AND OTHER SERVICES" in the Statement of Additional Information.


SHARES OF BENEFICIAL INTEREST


The Trust issues a separate series of shares of beneficial interest for each Portfolio. Each share issued with respect to a Portfolio has a pro rata interest in all the assets of that Portfolio. Each share is entitled to one vote on all matters submitted to a vote of all shareholders of the Trust, and fractional shares are entitled to a corresponding fractional vote. Shares of a Portfolio will be voted separately from shares of other Portfolios on matters affecting only that Portfolio, including approval of the Investment Advisory Agreement, and changes in fundamental investment policies of that Portfolio. The assets of each Portfolio are charged with the liabilities of that Portfolio and a proportionate share of the general liabilities of the Trust. All shares may be redeemed at any time.

As a Delaware Business Trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment objectives and restrictions of the Portfolios; and (iii) filling vacancies on the Board in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders. At such time, the trustees then in office will call a shareholder meeting for the election of trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Trust has the obligation to assist in any such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

In accordance with current law, the Trust anticipates that Portfolio shares held in a separate account which are attributable to Policies will be voted by the Participating Insurance Company in accordance with instructions received from the owners of Policies. The Trust also anticipates that the shares held by the Participating Insurance Company, including shares for which no voting instructions have been received, shares held in the separate account representing charges imposed by the Participating Insurance Company against the separate account and shares held by the Participating Insurance Company that are not otherwise attributable to Policies, also will be voted by the Participating Insurance Company in proportion to instructions received from the owners of Policies. For further information on voting rights, Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company. Under current law, Eligible Plans are not required to provide Plan participants with the right to give voting instructions. For information on voting rights, Plan participants should consult their Plan's administrator or trustee.

TAXES AND DIVIDENDS

Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Code. It is the Trust's policy to comply with the provisions of the Code regarding distribution of investment income. Under those provisions, a Portfolio will not be subject to federal income tax on that portion of its ordinary income and net capital gains distributed to shareholders.

The Trust expects that each Portfolio will declare and distribute by the end of each calendar year all or substantially all ordinary income and net capital gains, if any, from the sale of investments. Failure to distribute substantially all ordinary and net capital gains, as described, may subject the Trust to an excise tax.

Dividends from ordinary income will be declared and distributed with respect to each Portfolio at least once each year. Ordinary income of each Portfolio is the investment company taxable income as defined in Section 852(b) of the Code determined partly (1) by excluding the amount of net capital gain, if any, and
(2) with allowance of the deduction for dividends paid. All dividends and distributions will be automatically reinvested in additional shares of the Portfolio with respect to which dividends have been declared, at net asset value, as of the ex-dividend date of such dividends.

Section 817(h) of the Code and regulations thereunder set standards for diversification of the investments underlying Policies in order for the Policies to be treated as life insurance. These requirements, which are in addition to diversification requirements applicable to the Portfolios under Subchapter M and the 1940 Act, may affect the composition of a Portfolio's investments. Since the shares of the Trust are currently sold to segregated asset accounts underlying such Policies, the Trust intends to comply with the diversification requirements as set forth in the regulations.

The Secretary of the Treasury may in the future issue additional regulations or revenue rulings that will prescribe the circumstances in which a policyowner's control of the investments of a separate account may cause the policyowner, rather than the insurance company, to be treated as the owner of assets of the separate account. Failure to comply with Section 817(h) of the Code or any regulation thereunder, or with any regulations or revenue rulings on policyowner control, if promulgated, would cause earnings regarding a policyowner's interest in the separate account to be includable in the policyowner's gross income in the year earned.


Dividends paid by the Trust to Eligible Plans ordinarily will not be subject to taxation until the proceeds are distributed from the Plan. The Trust will not report dividends paid to Plans to the Internal Revenue Service ("IRS"). Generally, distributions from Eligible Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 59 1/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from an Eligible Plan for any taxable year following the later of the year in which the participant reaches age 70 1/2 or the year in which the participant retires is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Plan will be responsible for reporting distributions from the Plan to the IRS.

Participants in Eligible Plans will receive a disclosure statement describing the consequences of a distribution from the Plan from the administrator, trustee or custodian of the Plan prior to receiving the distribution. Moreover, certain contributions to an Eligible Plan in excess of the amounts permitted by law may be subject to an excise tax.

OFFERING AND REDEMPTION OF SHARES

Shares of each Portfolio are currently offered only to separate accounts of Participating Insurance Companies to which premiums have been allocated by Policy owners and Eligible Plans. Shares are sold and redeemed at their net asset value as next determined following receipt of an order or request by the Trust or its agent. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company and Plan participants should consult the Plan's administrator or trustee for more information on the purchase or redemption of Portfolio shares.

Should any conflict between VA contract holders, VLI policy holders and/or Plan participants arise which would require that a substantial amount of net assets of a Portfolio be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders and/or Plan participants.

Distributions from Eligible Plans, except distributions representing returns of non-deductible contributions to the Plan, generally are taxable income to the participant. Distributions from a Plan to a participant prior to the time the participant reaches age 59 1/2 or becomes permanently disabled may subject the participant to an additional 10% penalty tax imposed by the IRS. Participants should consult their tax advisers concerning the timing and consequences of distributions from an Eligible Plan.

Net asset value is normally determined as of 4:15 p.m. (Eastern Standard Time) on each day during which the New York Stock Exchange is open for trading. Net asset value per share is computed by dividing the value of the net assets of each Portfolio (i.e., the value of its assets less liabilities) by the total number of shares outstanding. Equity securities typically are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Board. Debt securities having remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such method does not represent fair value. Other debt securities are valued using available market quotations or at fair value which may be determined by one or more pricing services. For further information regarding the methods employed in valuing each Portfolio's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

OTHER INFORMATION

At a Special Meeting of Shareholders of the Trust held on December 12, 1996, the resignation of Chubb Investment Advisory as the Portfolios' investment manager was accepted and Morgan was engaged to serve, effective January 1, 1997, as the Portfolios' investment adviser pursuant to the Investment Advisory Agreement. The Trust was organized on October 28, 1993. Prior to December 31, 1996, the Trust's name was The Chubb Series Trust and the name of each corresponding Portfolio was The Resolute Treasury Money Market Portfolio, The Resolute Bond Portfolio, The Resolute Equity Portfolio, The Resolute Small Company Portfolio and The Resolute International Equity Portfolio.

APPENDIX


JPM Bond Portfolio may (a) purchase and sell exchange traded and over-the-counter ("OTC") put and call options on fixed income securities and indices of fixed income securities, (b) purchase and sell futures contracts on fixed income securities and indices of fixed income securities and (c) purchase and sell put and call options on futures contracts on fixed income securities and indices of fixed income securities.



JPM Equity, Small Company and International Equity Portfolios may (a) purchase and sell exchange traded and OTC put and call options on equity securities and indices of equity securities, (b) purchase and sell futures contracts on indices of equity securities, and (c) purchase and sell put and call options on futures contracts on indices of equity securities.



Each of these Portfolios may use futures contracts and options for hedging and risk management purposes. See "RISK MANAGEMENT" in the Statement of Additional Information. None of the Portfolios may use futures contracts and options for speculation.


Each of these Portfolios may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Portfolio's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Portfolio's overall strategy in a manner deemed appropriate to the Adviser and consistent with a Portfolio's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Portfolio's return. While the use of these instruments by a Portfolio may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Portfolio's return. Certain strategies limit a Portfolio's possibilities to realize gains as well as limiting its exposure to losses. The Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Portfolio will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Portfolio's turnover rate.


No Portfolio may purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net assets of such Portfolio.


OPTIONS

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Portfolio may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If the Portfolio exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Portfolio exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.


The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

SELLING (WRITING) PUT AND CALL OPTIONS. When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. The Portfolio may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. However, if the market is not liquid for a put option the Portfolio has written, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. However, this loss should be less than the loss from purchasing and holding the underlying instrument directly, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.


OPTIONS ON INDICES. Each Portfolio that is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Portfolio may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Portfolio may not be able to close out an option position that it has previously entered into. When a Portfolio purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Portfolio may incur additional losses if the counterparty is unable to perform.

FUTURES CONTRACTS

When a Portfolio purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Portfolio wishes to close out a particular position.

When a Portfolio purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Portfolio buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Portfolio may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Portfolio to close out its futures positions. Until it closes out a futures position, a Portfolio will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Portfolio's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by FCM's other customers, potentially resulting in losses to the Portfolio.

Each Portfolio will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.


For further information about a Portfolio's use of futures and options and a more detailed discussion of associated risks, see "INVESTMENT OBJECTIVES AND POLICIES" in the Statement of Additional Information.

                                            ------------------------------------


                                         JPM Series
                                         Trust II
                                         Prospectus

NO DEALER, SALESMAN OR ANY OTHER
PERSON HAS BEEN AUTHORIZED TO GIVE
ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS, OTHER THAN THOSE
CONTAINED IN THIS PROSPECTUS, IN
CONNECTION WITH THE OFFER CONTAINED
IN THIS PROSPECTUS AND, IF GIVEN OR
MADE, SUCH OTHER INFORMATION OR
REPRESENTATIONS MUST NOT BE RELIED
UPON AS HAVING BEEN AUTHORIZED BY
THE TRUST OR THE DISTRIBUTOR. THIS
PROSPECTUS DOES NOT CONSTITUTE AN
OFFER BY THE TRUST OR BY THE
DISTRIBUTOR TO SELL OR A
SOLICITATION OF ANY OFFER TO BUY
ANY OF THE SECURITIES OFFERED
HEREBY IN ANY JURISDICTION TO ANY
PERSON TO WHOM IT IS UNLAWFUL FOR
THE TRUST OR THE DISTRIBUTOR TO
MAKE SUCH OFFER IN SUCH                  PROSPECTUS
JURISDICTION.                            APRIL 30, 1997

PROSPECTUS
JPM Series Trust II
JPM Bond Portfolio
60 State Street
Boston, Massachusetts 02109
1-800-221-7930

JPM Bond Portfolio (the "Portfolio") is a separate diversified portfolio of JPM Series Trust, an open-end management investment company organized as a Delaware Business Trust (the "Trust"). The Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity.


The Portfolio is advised by J.P. Morgan Investment Management Inc. ("Morgan" or the "Adviser").


Shares of the Portfolio presently are offered only to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies and qualified pension and retirement plans outside the separate account context. For offers to separate accounts, this Prospectus should be read in conjunction with the prospectus of the separate accounts of the specific insurance product which should precede or accompany this Prospectus.


This Prospectus sets forth concisely information about the Trust and the Portfolio that a prospective investor should know before investing. This Prospectus should be retained for future reference. A Statement of Additional Information for the Trust, dated April 30, 1997 (as supplemented from time to time), has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request from the Trust's Distributor, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109, Attention: JPM Series Trust II, or by calling 1-800-221-7930. Inquiries about the Trust should be directed to the Trust at the same address or telephone number.


INVESTMENTS IN THE PORTFOLIO ARE NOT BANK DEPOSITS AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE FDIC OR ANY BANK. AN INVESTMENT IN THE PORTFOLIO IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE DATE OF THIS PROSPECTUS IS APRIL 30, 1997.

TABLE OF CONTENTS

                                                           PAGE
Annual Operating Expenses..............................          1
Financial Highlights...................................          2
Performance and Yield Information......................          3
The Portfolio..........................................          4
Investment Objective and Policies......................          5
  Investment Objective.................................          5
  Investment Policies..................................          5
  Risk Factors.........................................          7
Additional Investment Information......................          8
  Convertible Securities...............................          8
  When-Issued and Delayed Delivery
   Securities..........................................          8
  Repurchase Agreements................................          8
  Loans of Portfolio Securities........................          8
  Reverse Repurchase Agreements........................          9

                                                           PAGE
  Mortgage Dollar Roll Transactions....................          9
  Foreign Investment Information.......................          9
  Foreign Currency Exchange Transactions...............         10
  Illiquid Investments, Privately Placed and
   Other Unregistered Securities.......................         11
  Futures and Options Transactions.....................         11
  Money Market Instruments.............................         11
Portfolio Turnover.....................................         11
Investment Restrictions................................         11
Management of the Trust and Portfolio..................         12
Shares of Beneficial Interest..........................         14
Taxes and Dividends....................................         14
Offering and Redemption of Shares......................         15
Other Information......................................         16
Appendix...............................................        A-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THE PROSPECTUS.

ANNUAL OPERATING EXPENSES
(as a percentage of average daily net assets)

Management Fees.............................................................................  .30%
Other Expenses..............................................................................  .45%
                                                                                              ---------
Total Portfolio Operating Expenses..........................................................  .75%

EXAMPLE

An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

1 Year................................................................   $ 8
3 Years...............................................................   $24
5 Years...............................................................   $42
10 Years..............................................................   $93

THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES OF THE PORTFOLIO AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by the Portfolio, the payment of which will reduce investors' annual return. The information in the foregoing table has been restated to reflect an agreement by Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), an affiliate of Morgan, to reimburse the Trust to the extent certain expenses exceed in any fiscal year .75% of the Portfolio's average daily net assets. The information in the foregoing table does not reflect deduction of account fees and charges to separate accounts or related insurance policies that may be imposed by participating insurance companies. For a further description of the various costs and expenses incurred in the operation of the Portfolio, as well as expense reimbursement or waiver arrangements, see "Management of the Trust and Portfolio."

FINANCIAL HIGHLIGHTS


The following table includes selected data for a share of beneficial interest outstanding for the Portfolio for the indicated periods.(1) The related financial statements and report of Ernst & Young LLP, independent auditors, for the period ended December 31, 1995 and the fiscal year ended December 31, 1996 are incorporated by reference into the Statement of Additional Information and are available upon request and without charge by calling 1-800-221-7930.



                                                                                   January 3, 1995
                                                                 Year Ended            through
                                                              December 31, 1996   December 31, 1995
                                                              -----------------   -----------------
Net asset value, beginning of period........................     $    10.91          $    10.00
                                                              -----------------   -----------------
Income From Investment Operations
  Net investment income.....................................           0.47                0.58
  Net realized and unrealized gains (losses) on securities &
   foreign currency.........................................          (0.25)               1.11
                                                              -----------------   -----------------
    Total from investment operations........................           0.22                1.69
                                                              -----------------   -----------------
Less Distributions to Shareholders
  Dividends from net investment income......................          (0.47)              (0.58)
  Distributions from net capital gains......................          (0.01)              (0.20)
                                                              -----------------   -----------------
Total distributions.........................................          (0.48)              (0.78)
                                                              -----------------   -----------------
Net asset value, end of period..............................     $    10.65          $    10.91
                                                              -----------------   -----------------
                                                              -----------------   -----------------
Total Return(2).............................................           2.09%              16.85%
                                                              -----------------   -----------------
                                                              -----------------   -----------------
Ratios to average net assets:
 (Annualized)
  Expenses(3)...............................................           0.75%               0.75%
  Net investment income.....................................           5.91%               6.00%
Portfolio turnover rate.....................................         198.40%             238.96%
Average commission rate paid................................            N/A                 N/A
Net assets, at end of period................................     $2,782,079          $1,416,694


---------
(1) From January 3, 1995 (commencement of operations) to December 31, 1996, Chubb Investment Advisory Corporation ("Chubb Investment Advisory"), a wholly-owned subsidiary of Chubb Life Insurance Company of America ("Chubb Life"), served as the Portfolio's investment manager, and Morgan Guaranty served as the Portfolio's sub-investment adviser. Effective January 1, 1997, Morgan began serving as the Portfolio's investment adviser. See "OTHER INFORMATION."
(2) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges to separate accounts or related insurance policies, which, if reflected, would reduce the Portfolio's total return for the period indicated. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized.

(3) All related party fees have been waived and all other expenses of the Portfolio have been assumed in part for 1996 and 1995 by Chubb Life and Morgan Guaranty. Had the fees not been waived and expenses not been assumed, the ratios of the Portfolio's expenses to average net assets would have been 2.18% in 1996 and 2.90% in 1995.

PERFORMANCE AND YIELD INFORMATION

From time to time the Trust may advertise the yield and/or the average annual total return of the Portfolio. These figures are based on historical earnings and are not intended to indicate future performance. Portfolio shares presently are offered only to variable annuity and variable life insurance separate accounts established by affiliated and unaffiliated life insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies" and, together with VA contracts, "Policies") and qualified pension and retirement plans outside the separate account context. None of these performance figures reflect fees and charges imposed by Participating Insurance Companies, which fees and charges will reduce the yield and total return to Policy owners; therefore, these performance figures may be of limited use for comparative purposes. Policy owners should consult the prospectus for such Policy.

The Portfolio's yield is calculated by dividing the Portfolio's net investment income per share during a recent 30-day period by maximum offering price per share (which is its net asset value) on the last day of the period.

The Portfolio's average annual total return is determined by computing the average annual percentage change in value of a $10,000 investment, made at the maximum public offering price (which is net asset value) for certain specified periods. This computation assumes reinvestment of all dividends and distributions.

Set forth below is historical performance information for the Portfolio and for an appropriate securities index with respect to the Portfolio. In addition, set forth below is hypothetical performance information derived from historical composite performance of all Private Accounts managed by Morgan which have investment objectives, policies and strategies substantially similar to those of the Portfolio and, thus, is deemed relevant to Portfolio investors. THE HYPOTHETICAL PERFORMANCE INFORMATION OF THE PRIVATE ACCOUNTS OF THE ACTIVE FIXED INCOME COMPOSITE DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO AND SHOULD NOT BE INTERPRETED AS INDICATIVE OF THE FUTURE PERFORMANCE OF THE PORTFOLIO. Moreover, the Private Accounts are not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and, therefore, are not subject to certain investment restrictions, diversification requirements and other restrictions that are imposed by the 1940 Act and the Internal Revenue Service, which, if imposed, might have adversely affected the performance of the Private Accounts. In addition, the Private Accounts may include a higher allocation of investments in private placements of corporate and mortgage-related securities than the Portfolio.

The hypothetical performance results of the Private Accounts set forth below represent the audited actual performance results of the composite, adjusted to reflect the deduction of the Portfolio's fees and expenses. These results have been calculated in accordance with Performance Presentation Standards of the Association for Investment Management and Research. The term "average annual total return" signifies that cumulative total returns for a stated time period have been annualized over such period. These returns are time-weighted rates of return which include all accrued income and realized and unrealized gains or losses, but do not reflect the deduction of investment advisory fees actually charged to the Private Accounts.


                                                                     Average Annual Total Return
                                                                       as of December 31, 1996
                                                              ------------------------------------------
                                                                         5 Years or        10 Years or
                                                              1 Year   Since Inception   Since Inception
                                                              ------   ---------------   ---------------
JPM Bond Portfolio..........................................   2.09%         9.25%*             N/A
Active Fixed Income Composite...............................   4.51%         7.20%             8.65%
Salomon Brothers Broad Investment Grade Bond Index**........   3.62%         7.13%             8.51%


---------
 * Commenced operations January 3, 1995.
** The Salomon Brothers Broad Investment Grade Bond Index is a market capitalization-weighted index that includes U.S. Treasury, Government-sponsored, mortgage and investment grade fixed rate corporate fixed income securities with a maturity of one year or longer and a minimum of $50 million amount outstanding at the time of inclusion in the Index.

THE PORTFOLIO

The Portfolio is offered as a funding vehicle for Policies to be offered by the Participating Insurance Companies. The Policies are described in the separate prospectuses and statements of additional information issued by the Participating Insurance Companies over which the Trust assumes no responsibility. Portfolio shares also are offered to qualified pension and retirement plans outside of the separate account context (including, without limitation, those trusts, plans, accounts, contracts or annuities described in Sections 401(a), 403(a), 403(b), 408(a), 408(b), 408(k), 414(d), 457(b),
501(c)(18) of the Internal Revenue Code of 1986, as amended (the "Code"), and any other trust, plan, account, contract or annuity that is determined to be within the scope of Treasury Regulation Section1.817.5(f)(3)(iii)) ("Eligible Plans" or "Plans"). Differences in tax treatment or other considerations may cause the interests of Policy owners and Eligible Plan participants to conflict, although the Trust currently does not foresee any disadvantages to Policy owners or Eligible Plan participants arising therefrom. Nevertheless, the Trust's Board of Trustees (the "Board") intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto.

The Trust currently consists of five portfolios: JPM Treasury Money Market Portfolio, JPM Bond Portfolio, JPM Equity Portfolio, JPM Small Company Portfolio and JPM International Equity Portfolio. In the future, the Trust may add or delete portfolios. By this Prospectus, shares of JPM Bond Portfolio are being offered.

Portfolio shares are both offered and redeemed at their net asset value without the addition of any sales load or redemption charge. See "OFFERING AND REDEMPTION OF SHARES."

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE: The Portfolio's investment objective is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective.

The Portfolio is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of short-term obligations while acknowledging greater price fluctuation of longer-term instruments.

The Portfolio's investment objective, and certain investment restrictions discussed in the Statement of Additional Information, may be changed only with the approval of the Portfolio's shareholders. The investment policies of the Portfolio, used in furtherance of the Portfolio's objective, may be changed by the Board without the approval of the Portfolio's shareholders.

Because investment involves both opportunities for gain and risks of loss, no assurance can be given that the Portfolio will achieve its objective. Prospective purchasers of Policies and Plan participants should carefully review the objective and policies of the Portfolio and consider their ability to assume the risks involved before allocating amounts for investment therein.

INVESTMENT POLICIES: The Adviser actively manages the Portfolio's duration, the allocation of securities across market sectors, and the selection of specific securities within sectors. Based on fundamental, economic and capital markets research, the Adviser adjusts the duration of the Portfolio in light of market conditions and the Adviser's interest rate outlook. For example, if interest rates are expected to fall, the duration may be lengthened to take advantage of the expected associated increase in bond prices. The Adviser also actively allocates the Portfolio's assets among the broad sectors of the fixed income market including, but not limited to, U.S. Government Agency Obligations, corporate securities, private placements, asset-backed and mortgage-related securities. Specific securities which the Adviser believes to be undervalued are selected for purchase within the sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk, and the judgment of fixed income portfolio managers and analysts. Under normal market conditions, the Adviser intends to keep the Portfolio essentially fully invested with at least 65% of the Portfolio's assets invested in bonds, debentures and other debt instruments. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest without limitation in U.S. dollar-denominated securities of foreign issuers.

Duration is a measure of the weighted average maturity of the bonds held in the Portfolio and can be used as a measure of the sensitivity of the Portfolio's market value to changes in interest rates. Under normal market conditions, the Portfolio's duration will range between one year shorter and one year longer than the duration of the U.S. investment grade fixed income universe, as represented by Salomon Brothers Broad Investment Grade Bond Index. Currently, such Index's duration is approximately 4.5 years. However, the maturities of the individual securities in the Portfolio may vary widely.

The Adviser intends to manage the Portfolio actively in pursuit of its investment objective. Portfolio transactions are undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates, but the Portfolio also may engage in short-term trading consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs.

CORPORATE BONDS, ETC. The Portfolio may invest in a broad range of debt securities of domestic and foreign issuers. These include debt securities of various types and maturities, e.g., debentures, notes, mortgage-related securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment the Portfolio will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower than at the time of purchase. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity. The Portfolio does not intend to invest in common stock but may invest to a limited extent in convertible debt or preferred stock. See "ADDITIONAL INVESTMENT INFORMATION" for further information on foreign investment and convertible securities.

GOVERNMENT OBLIGATIONS, ETC. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government and backed by the full faith and credit of the U.S. Government. These securities include Treasury Securities, obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank. GNMA Certificates are mortgage-backed securities which evidence an undivided interest in mortgage pools. These securities are subject to more rapid repayment than their stated maturity would indicate because prepayments of principal on mortgages in the pool are passed through to the holder of the securities. During periods of declining interest rates, prepayments of mortgages in the pool can be expected to increase. The pass-through of these prepayments would have the effect of reducing the Portfolio's positions in these securities and requiring the Portfolio to reinvest the prepayments at interest rates prevailing at the time of reinvestment. The Portfolio also may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Portfolio must look principally to the issuing or guaranteeing agency for ultimate repayment; some examples of agencies or instrumentalities issuing these obligations are the Federal Farm Credit System, the Federal Home Loan Banks and the Federal National Mortgage Association. Although these governmental issuers are responsible for payments on their obligations, they do not guarantee their market value. The Portfolio also may invest in municipal obligations which may be general obligations of the issuer or payable only from specific revenue sources. However, the Portfolio will invest only in municipal obligations that have been issued on a taxable basis or have an attractive yield excluding tax considerations. In addition, the Portfolio may invest in debt securities of foreign governments and governmental entities. See "ADDITIONAL INVESTMENT INFORMATION" for further information on foreign investments.

MONEY MARKET INSTRUMENTS. The Portfolio may invest in various types of money market instruments subject to the quality requirements of the Portfolio. See "Quality Information" below and "MONEY MARKET INSTRUMENTS" in the Statement of Additional Information. Under normal circumstances, the Portfolio will purchase these securities to invest temporary cash balances or to maintain liquidity to meet redemptions. However, the Portfolio also may invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions.

UNITED STATES GOVERNMENT OBLIGATIONS. See "Government Obligations, etc." above.

BANK OBLIGATIONS. The Portfolio may invest in high quality negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under U.S. federal or state law, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Portfolio also may invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance these commitments will be undertaken or met in the future.

COMMERCIAL PAPER; BONDS. The Portfolio may invest in high quality commercial paper and corporate bonds issued by U.S. corporations. The Portfolio also may invest in bonds and commercial paper of foreign issuers if the obligation is not subject to foreign withholding tax.

ASSET-BACKED SECURITIES. The Portfolio also may invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities provide periodic payments that generally consist of both interest and principal payments. Consequently, the life of an asset-backed security varies with the prepayment experience of the underlying debt instruments.

QUALITY INFORMATION. The Portfolio's current policy is that, under normal circumstances, at least 65% of its total assets will consist of securities that are rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's") or that are unrated and in the Adviser's opinion are of comparable quality. The remainder of the Portfolio's assets may be invested in debt securities that are rated Baa by Moody's and BBB by Standard & Poor's or, with respect to no more than 10% of its assets, rated Ba or B by Moody's and BB or B by Standard & Poor's or are unrated and in the Adviser's opinion are of comparable quality. Securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade, but have some speculative characteristics. Securities rated Ba or B by Moody's and BB or B by Standard & Poor's are below investment grade (commonly known as "junk bonds") and ordinarily provide higher yields but involve greater risk because of their speculative characteristics. See "Risk Factors" below. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines below the quality required for purchase, the Portfolio may continue to hold the investment. See also "APPENDIX A" in the Statement of Additional Information for more detailed information on these ratings, and "High Yield/High Risk Bonds" in the Statement of Additional Information for a discussion of risks associated with investing in junk bonds.

The Portfolio also may purchase obligations on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities and use options on securities and securities indices, futures contracts and options on futures contracts for hedging and risk management purposes. For a discussion of these investments and investment techniques, see "ADDITIONAL INVESTMENT INFORMATION."

RISK FACTORS: If the Portfolio disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. As a result, the level of income under such circumstances may vary. In addition, portfolio investments (other than Treasury Securities) are dependent upon the ability of the issuer to make scheduled payments of principal and interest. Certain securities purchased by the Portfolio, such as those rated Baa or as low as B by Moody's and BBB or as low as B by S&P, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Portfolio to sell certain lower rated securities or could result in lower prices than those used in calculating the Portfolio's net asset value.

ADDITIONAL INVESTMENT INFORMATION

CONVERTIBLE SECURITIES. The Portfolio may invest in convertible securities of domestic and, subject to the Portfolio's restrictions, foreign issuers. The convertible securities in which the Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to the Portfolio until settlement. At the time of settlement a when-issued security may be valued at less than its purchase price. The Portfolio maintains with the custodian of the Trust (the "Custodian") a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. For more information concerning the Custodian for the Trust, see "INVESTMENT ADVISORY AND OTHER SERVICES" in the Statement of Additional Information. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities other than the obligations created by these commitments.

REPURCHASE AGREEMENTS. The Portfolio may engage in repurchase agreement transactions with brokers, dealers or banks that meet the credit guidelines established by the Board. In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The Portfolio always receives securities as collateral with a market value at least equal to the purchase price plus accrued interest and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the disposition of collateral may be delayed or limited. Investments in certain repurchase agreements and certain other investments which may be considered illiquid are limited. See "Illiquid Investments, Privately Placed and Other Unregistered Securities" below.

LOANS OF PORTFOLIO SECURITIES. Subject to applicable investment restrictions, the Portfolio is permitted to lend its securities. The Portfolio may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolio in the normal settlement time, generally five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan is for the account of the Portfolio and its shareholders. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Portfolio will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Portfolio will not make any loans in excess of one year. The Portfolio will not lend its securities to any officer, Trustee, Director, employee, or affiliate of the Trust, the Adviser or Distributor, unless otherwise permitted by applicable law.

REVERSE REPURCHASE AGREEMENTS. The Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It also may be viewed as the borrowing of money by the Portfolio and, therefore, is a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

MORTGAGE DOLLAR ROLL TRANSACTIONS. The Portfolio may engage in mortgage dollar roll transactions with respect to mortgage-related securities issued by certain federal government agencies. In a mortgage dollar roll transaction, the Portfolio sells a mortgage-related security and simultaneously agrees to purchase a substantially similar security on a specified date at an agreed upon price. Compensation is derived from the difference of the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds, and in some cases by a commitment fee.

FOREIGN INVESTMENT INFORMATION. The Portfolio may invest in certain securities of foreign issuers. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Portfolio by domestic companies.

Investors should realize that the value of the Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it also may be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolio must be made in compliance with the U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the U.S.

The Portfolio may invest in securities of foreign issuers directly or in the form of ADRs, European Depositary Receipts ("EDRs") or other similar securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Certain such institutions issuing ADRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

Since investments in foreign securities involve foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. See "Foreign Currency Exchange Transactions" below.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Portfolio buys and sells securities denominated in currencies other than the U.S. dollar, and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolio will, from time to time, enter into foreign currency exchange transactions. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The cost of the Portfolio's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into foreign currency exchange transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency in an attempt to enhance return.

As a hedging strategy, although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Portfolio to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging or investment strategy is highly uncertain.

ILLIQUID INVESTMENTS, PRIVATELY PLACED AND OTHER UNREGISTERED
SECURITIES. Subject to the limitations described below, the Portfolio may acquire investments that are illiquid or have limited liquidity, such as investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the U.S. without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.

Acquisitions of illiquid investments by the Portfolio is subject to the following non-fundamental policy. The Portfolio may not invest in illiquid securities if, as a result more than 15% of the market value of its total assets would be invested in illiquid securities. The Portfolio also may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

FUTURES AND OPTIONS TRANSACTIONS. The Portfolio is permitted to enter into the futures and options transactions described in the "APPENDIX" to this Prospectus for both hedging and risk management purposes, although not for speculation. For more detailed information about these transactions, see the "APPENDIX" to this Prospectus and "OPTIONS AND FUTURES TRANSACTIONS" in the Statement of Additional Information.

MONEY MARKET INSTRUMENTS. The Portfolio is permitted to invest in money market instruments, although it intends to stay invested in long-term fixed income securities to the extent practical in light of its investment objective and long-term investment perspective. The Portfolio may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. The money market investments permitted for the Portfolio include obligations of the U.S. Government and its agencies and instrumentalities, other debt securities, commercial paper, bank obligations and repurchase agreements. For more detailed information about these money market instruments, see "INVESTMENT OBJECTIVES AND POLICIES" in the Statement of Additional Information.

PORTFOLIO TURNOVER


Portfolio turnover for the Portfolio may vary from year to year or within a year depending upon economic and business conditions. The annual portfolio turnover rate for the Portfolio in 1996 was approximately 198%. The higher a portfolio turnover rate is, the greater the likelihood that the Portfolio will realize gains or losses and pay more brokerage commissions or other transaction related costs.


INVESTMENT RESTRICTIONS

Investments of the Portfolio are further restricted by certain policies that may not be changed without the approval of the holders of the Portfolio's outstanding shares. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

MANAGEMENT OF THE TRUST AND PORTFOLIO

The Board is responsible for the administration of the affairs of the Trust. Pursuant to the Declaration of Trust for the Trust, the Trustees of the Trust decide upon matters of general policy and review the actions of the Adviser and other service providers.


The Trust's investment adviser is Morgan, a registered investment adviser which maintains its principal office at 522 Fifth Avenue, New York, New York 10036. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized under the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients. As of December 31, 1996, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $208 billion. J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial adviser to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.


Morgan supervises and assists in the overall management of the Trust's affairs under an Investment Advisory Agreement with the Trust. Subject to the supervision of the Trustees, Morgan makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments.


Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. The following persons are primarily responsible for the day-to-day management and implementation of Morgan's process for the Portfolio (the inception date of each person's responsibility for the Portfolio and their business experience for the past five years are indicated parenthetically):
William G. Tennille, Vice President (since January, 1995, employed by Morgan since March, 1992, previously Managing Director, Manufacturers Hanover Trust Company) and Connie J. Plaehn, Managing Director (since January, 1995, employed by Morgan since prior to 1992).


As compensation for Morgan's services under the Investment Advisory Agreement, the Trust has agreed to pay Morgan a monthly fee at the annual rate of .30% of the Portfolio's average daily net assets.

Under the terms of an Administrative Services Agreement, Morgan Guaranty provides or arranges for the provision of certain financial and administrative services and oversees fund accounting for the Trust, including services related to taxes, financial statements, calculation of Portfolio performance data, oversight of service providers, certain regulatory and Board matters, and shareholder services. Morgan Guaranty, a wholly-owned subsidiary of J.P. Morgan, is a New York trust company which conducts a general banking and trust business and maintains its principal office at 60 Wall Street, New York, New York 10260.


In addition, Morgan Guaranty is responsible for reimbursing the Trust for certain usual and customary expenses incurred by the Trust including, without limitation, transfer, registrar and dividend disbursing costs, custody fees, legal and accounting expenses, fees of the Trust's co-administrator, insurance premiums, compensation and expenses of the Trust's Trustees, expenses of printing and mailing reports, notices and proxies to shareholders, registration fees under federal securities laws and fees under state securities laws. The Trust will pay these expenses directly and such amounts will be deducted from the fees payable to Morgan Guaranty under the Administrative Services Agreement as set forth below. If such amounts are more than the amount of Morgan Guaranty's fees under the Administrative Services Agreement, Morgan Guaranty will reimburse the Trust for such excess amounts.

The Trust pays all extraordinary expenses not incurred in the ordinary course of the Trust's business including, but not limited to, litigation and indemnification expenses; interest charges; material increases in Trust expenses due to occurrences such as significant increases in the fee schedules of the custodian or the transfer agent or a significant decrease in the Trust's asset level due to changes in tax or other laws or regulations; or other such extraordinary occurrences outside of the ordinary course of the Trust's business.

As compensation for Morgan Guaranty's services under the Administrative Services Agreement, the Trust has agreed to pay Morgan Guaranty a monthly fee at the annual rate of .45% of the Portfolio's average daily net assets.

Under the terms of the Administrative Services Agreement, Morgan Guaranty may delegate one or more of its responsibilities to other entities at Morgan Guaranty's expense.

Morgan Guaranty or its affiliates may pay from its own assets Participating Insurance Companies for providing certain administrative and account-related services to owners of Policies for which Portfolio shares are the investment vehicle.


From January 3, 1995 (commencement of operations) to December 31, 1996, Chubb Investment Advisory served as the Portfolio's investment manager and Morgan Guaranty served as sub-investment adviser. The compensation to Morgan Guaranty, as sub-investment adviser, was paid directly from the investment management fees paid by the Trust to Chubb Investment Advisory. For the period January 1, 1996 through December 31, 1996, all investment management fees payable by the Portfolio to Chubb Investment Advisory totaled .50% of the Portfolio's average daily net assets. For the period January 1, 1996 through December 31, 1996, sub-investment advisory fees payable by Chubb Investment Advisory to Morgan Guaranty totaled .30% of the Portfolio's average daily net assets. Because a portion of the Portfolio's fees and expenses were reimbursed, the ratio of the Portfolio's operating expenses to average net assets for such period was .75%. Had a portion of the Portfolio's fees and expenses not been reimbursed, the ratio of the Portfolio's operating expenses to average net assets for such period would have been 2.18%.



The Trust's distributor and co-administrator is Funds Distributor, Inc. ("FDI"), located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Under a Co-Administration Agreement with the Trust, FDI is responsible for: (i) providing office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust; (ii) providing officers for the Trust; (iii) preparing and filing documents on behalf of the Trust in accordance with state securities laws; (iv) reviewing and filing Trust marketing and sales literature; (v) filing regulatory documents and mailing communications to Trustees and investors; and (vi) maintaining related books and records.


FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI currently provides administration and distribution services for a number of other registered investment companies.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101, acts as the Trust's custodian and transfer agent and dividend paying agent and keeps the books of account for the Trust.

For more information concerning the payment of expenses of the Trust, see "INVESTMENT ADVISORY AND OTHER SERVICES" in the Statement of Additional Information.

SHARES OF BENEFICIAL INTEREST


Each Portfolio share is entitled to one vote on all matters submitted to a vote of all shareholders of the Trust, and fractional shares are entitled to a corresponding fractional vote. Portfolio shares will be voted separately from shares of the Trust's other portfolios on matters affecting only the Portfolio, including approval of the Investment Advisory Agreement, and changes in fundamental investment policies of the Portfolio. The assets of the Portfolio are charged with the liabilities of the Portfolio and a proportionate share of the general liabilities of the Trust. All shares may be redeemed at any time.

As a Delaware Business Trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment objectives and restrictions of the Portfolio; and (iii) filling vacancies on the Board in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders. At such time, the trustees then in office will call a shareholder meeting for the election of trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Trust has the obligation to assist in any such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

In accordance with current law, the Trust anticipates that Portfolio shares held in a separate account which are attributable to Policies will be voted by the Participating Insurance Company in accordance with instructions received from the owners of Policies. The Trust also anticipates that the shares held by the Participating Insurance Company, including shares for which no voting instructions have been received, shares held in the separate account representing charges imposed by the Participating Insurance Company against the separate account and shares held by the Participating Insurance Company that are not otherwise attributable to Policies, also will be voted by the Participating Insurance Company in proportion to instructions received from the owners of Policies. For further information on voting rights, Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company. Under current law, Eligible Plans are not required to provide Plan participants with the right to give voting instructions. For information on voting rights, Plan participants should consult their Plan's administrator or trustee.

TAXES AND DIVIDENDS

The Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Code. It is the Trust's policy to comply with the provisions of the Code regarding distribution of investment income. Under those provisions, the Portfolio will not be subject to federal income tax on that portion of its ordinary income and net capital gains distributed to shareholders.

The Trust expects that the Portfolio will declare and distribute by the end of each calendar year all or substantially all ordinary income and net capital gains, if any, from the sale of investments. Failure to distribute substantially all ordinary and net capital gains, as described, may subject the Trust to an excise tax.

Dividends from ordinary income will be declared and distributed at least once each year. Ordinary income is the investment company taxable income as defined in Section 852(b) of the Code determined partly (1) by excluding the amount of net capital gain, if any, and (2) with allowance of the deduction for dividends paid. All dividends and distributions will be automatically reinvested in additional Portfolio shares with respect to which dividends have been declared, at net asset value, as of the ex-dividend date of such dividends.

Section 817(h) of the Code and regulations thereunder set standards for diversification of the investments underlying Policies in order for the Policies to be treated as life insurance. These requirements, which are in addition to diversification requirements applicable to the Portfolio under Subchapter M and the 1940 Act, may affect the composition of the Portfolio's investments. Since the shares of the Trust are currently sold to segregated asset accounts underlying such Policies, the Trust intends to comply with the diversification requirements as set forth in the regulations.

The Secretary of the Treasury may in the future issue additional regulations or revenue rulings that will prescribe the circumstances in which a policy owner's control of the investments of a separate account may cause the policy owner, rather than the insurance company, to be treated as the owner of assets of the separate account. Failure to comply with Section 817(h) of the Code or any regulation thereunder, or with any regulations or revenue rulings on policy owner control, if promulgated, would cause earnings regarding a policy owner's interest in the separate account to be includable in the policy owner's gross income in the year earned.


Dividends paid by the Trust to Eligible Plans ordinarily will not be subject to taxation until the proceeds are distributed from the Plan. The Trust will not report dividends paid to Plans to the Internal Revenue Service ("IRS"). Generally, distributions from Eligible Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 59 1/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from an Eligible Plan for any taxable year following the later of the year in which the participant reaches age 70 1/2 or the year in which the participant retires is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Plan will be responsible for reporting distributions from the Plan to the IRS. Participants in Eligible Plans will receive a disclosure statement describing the consequences of a distribution from the Plan from the administrator, trustee or custodian of the Plan prior to receiving the distribution. Moreover, certain contributions to an Eligible Plan in excess of the amounts permitted by law may be subject to an excise tax.


OFFERING AND REDEMPTION OF SHARES

Portfolio shares are currently offered only to separate accounts of Participating Insurance Companies to which premiums have been allocated by Policy owners and Eligible Plans. Shares are sold and redeemed at their net asset value as next determined following receipt of an order or request by the Trust or its agent. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company and Plan participants should consult the Plan's administrator or trustee for more information on the purchase or redemption of Portfolio shares.

Should any conflict between VA contract holders, VLI policy holders and/or Plan participants arise which would require that a substantial amount of the Portfolio's net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders and/or Plan participants.

Distributions from Eligible Plans, except distributions representing returns of non-deductible contributions to the Plan, generally are taxable income to the participant. Distributions from a Plan to a participant prior to the time the participant reaches age 59 1/2 or becomes permanently disabled may subject the participant to an additional 10% penalty tax imposed by the IRS. Participants should consult their tax advisers concerning the timing and consequences of distributions from an Eligible Plan.

Net asset value is normally determined as of 4:15 p.m. (Eastern Standard Time) on each day during which the New York Stock Exchange is open for trading. Net asset value per share is computed by dividing the value of the Portfolio's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. Equity securities typically are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Board. Debt securities having remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such method does not represent fair value. Other debt securities are valued using available market quotations or at fair value which may be determined by one or more pricing services. For further information regarding the methods employed in valuing the Portfolio's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

OTHER INFORMATION

At a Special Meeting of Shareholders of the Trust held on December 12, 1996, the resignation of Chubb Investment Advisory as the Portfolio's investment manager was accepted and Morgan was engaged to serve, effective January 1, 1997, as the Portfolio's investment adviser pursuant to the Investment Advisory Agreement. The Trust was organized on October 28, 1993. Prior to January 1, 1997, the Trust's name was The Chubb Series Trust and the Portfolio's name was The Resolute Bond Portfolio.

APPENDIX


The Portfolio may (a) purchase and sell exchange traded and over-the-counter ("OTC") put and call options on fixed income securities and indices of fixed income securities, (b) purchase and sell futures contracts on fixed income securities and indices of fixed income securities, and (c) purchase and sell put and call options on futures contracts on fixed income securities and indices of fixed income securities.



The Portfolio may use futures contracts and options for hedging and risk management purposes. See "RISK MANAGEMENT" in the Statement of Additional Information. The Portfolio may not use futures contracts and options for speculation.


The Portfolio may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Portfolio's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Portfolio's overall strategy in a manner deemed appropriate to the Adviser and consistent with the Portfolio's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Portfolio's return. While the use of these instruments by the Portfolio may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Portfolio's return. Certain strategies limit the Portfolio's possibilities to realize gains as well as limit its exposure to losses. The Portfolio also could experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Portfolio will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Portfolio's turnover rate.


The Portfolio may not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the Portfolio's net assets.


OPTIONS


PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Portfolio also may close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If the Portfolio exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Portfolio exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

SELLING (WRITING) PUT AND CALL OPTIONS. When the Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. The Portfolio may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. However, if the market is not liquid for a put option the Portfolio has written, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. However, this loss should be less than the loss from purchasing and holding the underlying instrument directly, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.


OPTIONS ON INDICES. The Portfolio is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Portfolio may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Portfolio, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus the Portfolio may not be able to close out an option position that it has previously entered into. When the Portfolio purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Portfolio may incur additional losses if the counterparty is unable to perform.

FUTURES CONTRACTS

When the Portfolio purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Portfolio wishes to close out a particular position.

When the Portfolio purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Portfolio buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Portfolio may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Portfolio to close out its futures positions. Until it closes out a futures position, the Portfolio will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Portfolio's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by FCM's other customers, potentially resulting in losses to the Portfolio.

The Portfolio will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

For further information about the Portfolio's use of futures and options and a more detailed discussion of associated risks, see "INVESTMENT OBJECTIVES AND POLICIES" in the Statement of Additional Information.

                                            ------------------------------------


                                         JPM Series Trust II
                                         JPM Bond Portfolio

NO DEALER, SALESMAN OR ANY OTHER
PERSON HAS BEEN AUTHORIZED TO GIVE
ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS, OTHER THAN THOSE
CONTAINED IN THIS PROSPECTUS, IN
CONNECTION WITH THE OFFER CONTAINED
IN THIS PROSPECTUS AND, IF GIVEN OR
MADE, SUCH OTHER INFORMATION OR
REPRESENTATIONS MUST NOT BE RELIED
UPON AS HAVING BEEN AUTHORIZED BY
THE TRUST OR THE DISTRIBUTOR. THIS
PROSPECTUS DOES NOT CONSTITUTE AN
OFFER BY THE TRUST OR BY THE
DISTRIBUTOR TO SELL OR A
SOLICITATION OF ANY OFFER TO BUY
ANY OF THE SECURITIES OFFERED
HEREBY IN ANY JURISDICTION TO ANY
PERSON TO WHOM IT IS UNLAWFUL FOR
THE TRUST OR THE DISTRIBUTOR TO
MAKE SUCH OFFER IN SUCH                  PROSPECTUS
JURISDICTION.                            APRIL 30, 1997

PROSPECTUS

JPM Series Trust II
JPM Equity Portfolio
60 State Street
Boston, Massachusetts 02109
1-800-221-7930

JPM Equity Portfolio (the "Portfolio") is a separate diversified portfolio of JPM Series Trust II, an open-end management investment company organized as a Delaware Business Trust (the "Trust"). The Portfolio seeks to provide a high total return from a portfolio comprised of selected equity securities.


The Portfolio is advised by J.P. Morgan Investment Management Inc. ("Morgan" or the "Adviser").


Shares of the Portfolio presently are offered only to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies and qualified pension and retirement plans outside the separate account context. For offers to separate accounts, this Prospectus should be read in conjunction with the prospectus of the separate accounts of the specific insurance product which should precede or accompany this Prospectus.


This Prospectus sets forth concisely information about the Trust and the Portfolio that a prospective investor should know before investing. This Prospectus should be retained for future reference. A Statement of Additional Information for the Trust, dated April 30, 1997 (as supplemented from time to time), has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request from the Trust's Distributor, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109, Attention: JPM Series Trust II, or by calling 1-800-221-7930. Inquiries about the Trust should be directed to the Trust at the same address or telephone number.


INVESTMENTS IN THE PORTFOLIO ARE NOT BANK DEPOSITS AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE FDIC OR ANY BANK. AN INVESTMENT IN THE PORTFOLIO IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

The Portfolio permits investments in any nation, which involve special considerations and risks.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE DATE OF THIS PROSPECTUS IS APRIL 30, 1997.

TABLE OF CONTENTS

                                                           PAGE
Annual Operating Expenses..............................          1
Financial Highlights...................................          2
Performance and Yield Information......................          3
The Portfolio..........................................          4
Investment Objective and Policies......................          5
  Investment Objective.................................          5
  Investment Policies..................................          5
  Risk Factors.........................................          6
Additional Investment Information......................          6
  Convertible Securities...............................          6
  When-Issued and Delayed Delivery Securities..........          6
  Repurchase Agreements................................          6
  Loans of Portfolio Securities........................          7
  Reverse Repurchase Agreements........................          7

                                                           PAGE

  Foreign Investment Information.......................          7
  Foreign Currency Exchange Transactions...............          8
  Illiquid Investments, Privately Placed and Other
   Unregistered Securities.............................          9
  Futures and Options Transactions.....................          9
  Money Market Instruments.............................          9
Portfolio Turnover.....................................          9
Investment Restrictions................................         10
Management of the Trust and Portfolio..................         10
Shares of Beneficial Interest..........................         12
Taxes and Dividends....................................         12
Offering and Redemption of Shares......................         13
Other Information......................................         14
Appendix...............................................        A-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THE PROSPECTUS.

ANNUAL OPERATING EXPENSES
(as a percentage of average daily net assets)

Management Fees.................................................................  .40%
Other Expenses..................................................................  .50%
                                                                                  ----
Total Portfolio Operating Expenses..............................................  .90%

EXAMPLE:

An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

1 Year..........................................................................  $  9
3 Years.........................................................................  $ 29
5 Years.........................................................................  $ 50
10 Years........................................................................  $111

THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES OF THE PORTFOLIO AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by the Portfolio, the payment of which will reduce investors' annual return. The information in the foregoing table has been restated to reflect an agreement by Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), an affiliate of Morgan, to reimburse the Trust to the extent certain expenses exceed in any fiscal year .90% of the Portfolio's average daily net assets. The information in the foregoing table does not reflect deduction of account fees and charges to separate accounts or related insurance policies that may be imposed by participating insurance companies. For a further description of the various costs and expenses incurred in the operation of the Portfolio, as well as expense reimbursement or waiver arrangements, see "Management of the Trust and Portfolio."

FINANCIAL HIGHLIGHTS


The following table includes selected data for a share of beneficial interest outstanding for the Portfolio for the indicated periods.(1) The related financial statements and report of Ernst & Young LLP, independent auditors, for the period ended December 31, 1995 and the fiscal year ended December 31, 1996 are incorporated by reference into the Statement of Additional Information and are available upon request and without charge by calling 1-800-221-7930.



                                                                                January 3, 1995
                                                                Year Ended          through
                                                               December 31,      December 31,
                                                                   1996              1995
                                                              ---------------   ---------------
Net asset value, beginning of period........................     $    12.63      $    10.00
                                                              ---------------   ---------------
Income From Investment Operations
  Net investment income.....................................           0.20            0.12
  Net realized and unrealized gains (losses) on securities &
   foreign currency.........................................           2.44            3.26
                                                              ---------------   ---------------
    Total from investment operations........................           2.64            3.38
                                                              ---------------   ---------------
Less Distributions to Shareholders
  Dividends from net investment income......................          (0.20)          (0.12)
  Distributions from net capital gains......................          (1.39)          (0.63)
                                                              ---------------   ---------------
Total distributions.........................................          (1.59)          (0.75)
                                                              ---------------   ---------------
Net asset value, end of period..............................     $    13.68      $    12.63
                                                              ---------------   ---------------
                                                              ---------------   ---------------
Total Return(2).............................................          21.14%          33.91%
                                                              ---------------   ---------------
                                                              ---------------   ---------------
Ratios to average net assets:
 (Annualized)
  Expenses(3)...............................................           0.90%           0.90%
  Net investment income.....................................           1.49%           1.48%
Portfolio turnover rate.....................................          89.77%          65.60%
Average commission rate paid................................     $   0.0534             N/A
Net assets, at end of period................................     $5,339,283      $4,144,458


---------
(1) From January 3, 1995 (commencement of operations) to December 31, 1996, Chubb Investment Advisory Corporation ("Chubb Investment Advisory"), a wholly-owned subsidiary of Chubb Life Insurance Company of America ("Chubb Life"), served as the Portfolio's investment manager, and Morgan Guaranty served as the Portfolio's sub-investment adviser. Effective January 1, 1997, Morgan began serving as the Portfolio's investment adviser. See "OTHER INFORMATION."

(2) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges to separate accounts or related insurance policies, which, if reflected, would reduce the Portfolio's total return for the period indicated. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized.


(3) All related party fees have been waived and all other expenses of the Portfolio have been assumed in part for 1996 and 1995 by Chubb Life and Morgan Guaranty. Had the fees not been waived and expenses not been assumed, the ratios of the Portfolio's expenses to average net assets would have been 2.13% in 1996 and 2.70% in 1995.

PERFORMANCE AND YIELD INFORMATION

From time to time the Trust may advertise the yield and/or the average annual total return of the Portfolio. These figures are based on historical earnings and are not intended to indicate future performance. Portfolio shares presently are offered only to variable annuity and variable life insurance separate accounts established by affiliated and unaffiliated life insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies" and, together with VA contracts, "Policies") and qualified pension and retirement plans outside the separate account context. None of these performance figures reflect fees and charges imposed by Participating Insurance Companies, which fees and charges will reduce the yield and total return to Policy owners; therefore, these performance figures may be of limited use for comparative purposes. Policy owners should consult the prospectus for such Policy.

The Portfolio's yield is calculated by dividing the Portfolio's net investment income per share during a recent 30-day period by maximum offering price per share (which is its net asset value) on the last day of the period.

The Portfolio's average annual total return is determined by computing the average annual percentage change in value of a $10,000 investment, made at the maximum public offering price (which is net asset value) for certain specified periods. This computation assumes reinvestment of all dividends and distributions.

Set forth below is historical performance information for the Portfolio and for an appropriate securities index with respect to the Portfolio. In addition, set forth below is hypothetical performance information derived from historical composite performance of all Private Accounts managed by Morgan which have investment objectives, policies and strategies substantially similar to those of the Portfolio and, thus, is deemed relevant to Portfolio investors. THE HYPOTHETICAL PERFORMANCE INFORMATION OF THE PRIVATE ACCOUNTS OF THE ACTIVE EQUITY COMPOSITE DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO AND SHOULD NOT BE INTERPRETED AS INDICATIVE OF THE FUTURE PERFORMANCE OF THE PORTFOLIO. Moreover, the Private Accounts are not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and, therefore, are not subject to certain investment restrictions, diversification requirements and other restrictions that are imposed by the 1940 Act and the Internal Revenue Service, which, if imposed, might have adversely affected the performance of the Private Accounts.

The hypothetical performance results of the Private Accounts set forth below represent the audited actual performance results of the composite, adjusted to reflect the deduction of the Portfolio's fees and expenses. These results have been calculated in accordance with Performance Presentation Standards of the Association for Investment Management and Research. The term "average annual total return" signifies that cumulative total returns for a stated time period have been annualized over such period. These returns are time-weighted rates of return which include all accrued income and realized and unrealized gains or losses, but do not reflect the deduction of investment advisory fees actually charged to the Private Accounts.


                                                                     Average Annual Total Return
                                                                       as of December 31, 1996
                                                              ------------------------------------------
                                                                         5 Years or        10 Years or
                                                              1 Year   Since Inception   Since Inception
                                                              ------   ---------------   ---------------
JPM Equity Portfolio........................................  21.14%        27.45%*             N/A
Active Equity Composite.....................................  21.00%        16.14%            15.86%
Standard & Poor's 500 Index**...............................  22.96%        15.22%            15.29%


---------
 * Commenced operations January 3, 1995.
** The Standard & Poor's 500-Registered Trademark- Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

THE PORTFOLIO

The Portfolio is offered as a funding vehicle for Policies to be offered by the Participating Insurance Companies. The Policies are described in the separate prospectuses and statements of additional information issued by the Participating Insurance Companies over which the Trust assumes no responsibility. Portfolio shares also are offered to qualified pension and retirement plans outside of the separate account context (including, without limitation, those trusts, plans, accounts, contracts or annuities described in Sections 401(a), 403(a), 403(b), 408(a), 408(b), 408(k), 414(d), 457(b),
501(c)(18) of the Internal Revenue Code of 1986, as amended (the "Code"), and any other trust, plan, account, contract or annuity that is determined to be within the scope of Treasury Regulation Section1.817.5(f)(3)(iii)) ("Eligible Plans" or "Plans"). Differences in tax treatment or other considerations may cause the interests of Policy owners and Eligible Plan participants to conflict, although the Trust currently does not foresee any disadvantages to Policy owners or Eligible Plan participants arising therefrom. Nevertheless, the Trust's Board of Trustees (the "Board") intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto.

The Trust currently consists of five portfolios: JPM Treasury Money Market Portfolio, JPM Bond Portfolio, JPM Equity Portfolio, JPM Small Company Portfolio and JPM International Equity Portfolio. In the future, the Trust may add or delete portfolios. By this Prospectus, shares of JPM Equity Portfolio are being offered.

Portfolio shares are both offered and redeemed at their net asset value without the addition of any sales load or redemption charge. See "OFFERING AND REDEMPTION OF SHARES."

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE: The Portfolio's investment objective is to provide a high total return from a portfolio comprised of selected equity securities. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests primarily in the common stock of U.S. corporations with market capitalizations above $1.5 billion.

The Portfolio is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index.

The Portfolio's investment objective, and certain investment restrictions discussed in the Statement of Additional Information, may be changed only with the approval of the Portfolio's shareholders. The investment policies of the Portfolio, used in furtherance of the Portfolio's objective, may be changed by the Board without the approval of the Portfolio's shareholders.

Because investment involves both opportunities for gain and risks of loss, no assurance can be given that the Portfolio will achieve its objective. Prospective purchasers of Policies and Plan participants should carefully review the objective and policies of the Portfolio and consider their ability to assume the risks involved before allocating amounts for investment therein.


INVESTMENT POLICIES: The Adviser seeks to enhance the Portfolio's total return relative to that of the universe of large and medium-sized U.S. corporations, typically represented by the S&P 500 Index, through fundamental analysis, systematic stock valuation and disciplined portfolio construction. Based on internal fundamental research, the Adviser uses a systematic stock selection process to rank companies within economic sectors according to their relative value. From the universe of securities this model shows as undervalued, the Adviser selects stocks for the Portfolio based on a variety of criteria including the company's managerial strength, prospects for growth and competitive position. The Adviser may under- or over-weight selected economic sectors against the S&P 500 Index's sector weightings to seek to enhance the Portfolio's total return or reduce the fluctuation in its market value relative to the Index.


The Portfolio intends to manage its portfolio actively in pursuit of its investment objective. The Portfolio does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective. To the extent the Portfolio engages in short term trading it may incur increased transaction costs.


EQUITY INVESTMENTS. During normal market conditions, the Adviser intends to keep the Portfolio essentially fully invested with at least 65% of the Portfolio's assets invested in equity securities, consisting of common stocks and other securities with equity characteristics such as preferred stocks, warrants, rights and convertible securities. The Portfolio's primary equity investments are the common stocks of large and medium-sized U.S. corporations and similar securities of foreign corporations. The common stock in which the Portfolio may invest includes the common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. These equity investments may or may not pay dividends and may or may not carry voting rights. The Portfolio invests in securities listed on a securities exchange or traded in an over-the-counter market, and may invest in certain restricted or unlisted securities.


FOREIGN INVESTMENTS. The Portfolio may invest in equity securities of foreign corporations which may include American Depositary Receipts ("ADRs"). However, the Portfolio does not expect to invest more than 30% of its assets at the time of purchase in securities of foreign issuers, nor does it expect more than 10% of its assets to be invested in securities of foreign issuers not listed on a national securities exchange or not denominated or principally traded in U.S. dollars. For further information on foreign investments and foreign currency exchange transactions, see "ADDITIONAL INVESTMENT INFORMATION."

The Portfolio also may invest in securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities and money market instruments (see "Money Market Instruments" for more information concerning the types of money market instruments in which the Portfolio may invest), and use options on securities and securities indices, futures contracts and options on futures contracts for hedging and risk management purposes. For a discussion of these investments and investment techniques, see "ADDITIONAL INVESTMENT INFORMATION."

RISK FACTORS: The foreign securities and ADRs in which the Portfolio may invest involve special considerations and risks. See "ADDITIONAL INVESTMENT INFORMATION" below. The prices of the types of securities usually purchased by the Portfolio will tend to fluctuate. As a result, the net asset value of the Portfolio may experience greater short-term and long-term variations than funds that invest primarily in fixed income securities.

ADDITIONAL INVESTMENT INFORMATION

CONVERTIBLE SECURITIES. The Portfolio may invest in convertible securities of domestic and, subject to the Portfolio's restrictions, foreign issuers. The convertible securities in which the Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to the Portfolio until settlement. At the time of settlement a when-issued security may be valued at less than its purchase price. The Portfolio maintains with the custodian of the Trust (the "Custodian") a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. For more information concerning the Custodian for the Trust, see "INVESTMENT ADVISORY AND OTHER SERVICES" in the Statement of Additional Information. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities other than the obligations created by these commitments.

REPURCHASE AGREEMENTS. The Portfolio may engage in repurchase agreement transactions with brokers, dealers or banks that meet the credit guidelines established by the Board. In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The Portfolio always receives securities as collateral with a market value at least equal to the purchase price plus accrued interest and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the disposition of collateral may be delayed or limited. Investments in certain repurchase agreements and certain other investments which may be considered illiquid are limited. See "Illiquid Investments, Privately Placed and Other Unregistered Securities" below.

LOANS OF PORTFOLIO SECURITIES. Subject to applicable investment restrictions, the Portfolio is permitted to lend its securities. The Portfolio may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolio in the normal settlement time, generally five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan is for the account of the Portfolio and its shareholders. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Portfolio will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Portfolio will not make any loans in excess of one year. The Portfolio will not lend its securities to any officer, Trustee, Director, employee, or affiliate of the Trust, the Adviser or Distributor, unless otherwise permitted by applicable law.

REVERSE REPURCHASE AGREEMENTS. The Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It also may be viewed as the borrowing of money by the Portfolio and, therefore, is a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

FOREIGN INVESTMENT INFORMATION. The Portfolio may invest in certain securities of foreign issuers. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Portfolio by domestic companies.

Investors should realize that the value of the Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it also may be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolio must be made in compliance with the U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the U.S.

The Portfolio may invest in securities of foreign issuers directly or in the form of ADRs, European Depositary Receipts ("EDRs") or other similar securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Certain such institutions issuing ADRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

Since investments in foreign securities involve foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. See "Foreign Currency Exchange Transactions" below.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Portfolio buys and sells securities denominated in currencies other than the U.S. dollar, and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolio will, from time to time, enter into foreign currency exchange transactions. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The cost of the Portfolio's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into foreign currency exchange transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency in an attempt to enhance return.

As a hedging strategy, although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Portfolio to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging or investment strategy is highly uncertain.

ILLIQUID INVESTMENTS, PRIVATELY PLACED AND OTHER UNREGISTERED
SECURITIES. Subject to the limitations described below, the Portfolio may acquire investments that are illiquid or have limited liquidity, such as investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the U.S. without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.

Acquisitions of illiquid investments by the Portfolio is subject to the following non-fundamental policy. The Portfolio may not invest in illiquid securities if, as a result more than 15% of the market value of its total assets would be invested in illiquid securities. The Portfolio also may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

FUTURES AND OPTIONS TRANSACTIONS. The Portfolio is permitted to enter into the futures and options transactions described in the "APPENDIX" to this Prospectus for both hedging and risk management purposes, although not for speculation. For more detailed information about these transactions, see the "APPENDIX" to this Prospectus and "OPTIONS AND FUTURES TRANSACTIONS" in the Statement of Additional Information.

MONEY MARKET INSTRUMENTS. The Portfolio is permitted to invest in money market instruments, although it intends to stay invested in equity securities to the extent practical in light of its investment objective and long-term investment perspective. The Portfolio may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. The money market investments permitted for the Portfolio include obligations of the U.S. Government and its agencies and instrumentalities, other debt securities, commercial paper, bank obligations and repurchase agreements. For more detailed information about these money market instruments, see "INVESTMENT OBJECTIVES AND POLICIES" in the Statement of Additional Information.

PORTFOLIO TURNOVER


Portfolio turnover for the Portfolio may vary from year to year or within a year depending upon economic and business conditions. Under normal market conditions, the Portfolio's annual portfolio turnover rate is not expected to exceed 100%. The annual portfolio turnover rate for the Portfolio in 1996 was approximately 90%.

INVESTMENT RESTRICTIONS

Investments of the Portfolio are further restricted by certain policies that may not be changed without the approval of the holders of the Portfolio's outstanding shares. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

MANAGEMENT OF THE TRUST AND PORTFOLIO

The Board is responsible for the administration of the affairs of the Trust. Pursuant to the Declaration of Trust for the Trust, the Trustees of the Trust decide upon matters of general policy and review the actions of the Adviser and other service providers.


The Trust's investment adviser is Morgan, a registered investment adviser which maintains its principal office at 522 Fifth Avenue, New York, New York 10036. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized under the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients. As of December 31, 1996, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $208 billion. J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial adviser to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.


Morgan supervises and assists in the overall management of the Trust's affairs under an Investment Advisory Agreement with the Trust. Subject to the supervision of the Trustees, Morgan makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments.


Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. The following persons are primarily responsible for the day-to-day management and implementation of Morgan's process for the Portfolio (the inception date of each person's responsibility for the Portfolio and their business experience for the past five years are indicated parenthetically):
William B. Petersen, Managing Director (since January, 1995, employed by Morgan since prior to 1992) and William M. Riegel, Jr., Managing Director (since January, 1995, employed by Morgan since prior to 1992).


As compensation for Morgan's services under the Investment Advisory Agreement, the Trust has agreed to pay Morgan a monthly fee at the annual rate of .40% of the Portfolio's average daily net assets.

Under the terms of an Administrative Services Agreement, Morgan Guaranty provides or arranges for the provision of certain financial and administrative services and oversees fund accounting for the Trust, including services related to taxes, financial statements, calculation of Portfolio performance data, oversight of service providers, certain regulatory and Board matters, and shareholder services. Morgan Guaranty, a wholly-owned subsidiary of J.P. Morgan, is a New York trust company which conducts a general banking and trust business and maintains its principal office at 60 Wall Street, New York, New York 10260.

In addition, Morgan Guaranty is responsible for reimbursing the Trust for certain usual and customary expenses incurred by the Trust including, without limitation, transfer, registrar and dividend disbursing costs, custody fees, legal and accounting expenses, fees of the Trust's co-administrator, insurance premiums, compensation and expenses of the Trust's Trustees, expenses of printing and mailing reports, notices and proxies to shareholders, registration fees under federal securities laws and fees under state securities laws. The Trust will pay these expenses directly and such amounts will be deducted from the fees payable to Morgan Guaranty under the Administrative Services Agreement as set forth below. If such amounts are more than the amount of Morgan Guaranty's fees under the Administrative Services Agreement, Morgan Guaranty will reimburse the Trust for such excess amounts.


The Trust pays all extraordinary expenses not incurred in the ordinary course of the Trust's business including, but not limited to, litigation and indemnification expenses; interest charges; material increases in Trust expenses due to occurrences such as significant increases in the fee schedules of the custodian or the transfer agent or a significant decrease in the Trust's asset level due to changes in tax or other laws or regulations; or other such extraordinary occurrences outside of the ordinary course of the Trust's business.

As compensation for Morgan Guaranty's services under the Administrative Services Agreement, the Trust has agreed to pay Morgan Guaranty a monthly fee at the annual rate of .50% of the Portfolio's average daily net assets.

Under the terms of the Administrative Services Agreement, Morgan Guaranty may delegate one or more of its responsibilities to other entities at Morgan Guaranty's expense.

Morgan Guaranty or its affiliates may pay from its own assets Participating Insurance Companies for providing certain administrative and account-related services to owners of Policies for which Portfolio shares are the investment vehicle.


From January 3, 1995 (commencement of operations) to December 31, 1996, Chubb Investment Advisory served as the Portfolio's investment manager and Morgan Guaranty served as sub-investment adviser. The compensation to Morgan Guaranty, as sub-investment adviser, was paid directly from the investment management fees paid by the Trust to Chubb Investment Advisory. For the period January 1, 1996 through December 31, 1996, all investment management fees payable by the Portfolio to Chubb Investment Advisory totaled .60% of the Portfolio's average daily net assets. For the period January 1, 1996 through December 31, 1996, sub-investment advisory fees payable by Chubb Investment Advisory to Morgan Guaranty totaled .40% of the Portfolio's average daily net assets. Because a portion of the Portfolio's fees and expenses were reimbursed, the ratio of the Portfolio's operating expenses to average net assets for such period was .90%. Had a portion of the Portfolio's fees and expenses not been reimbursed, the ratio of the Portfolio's operating expenses to average net assets for such period would have been 2.13%.



The Trust's distributor and co-administrator is Funds Distributor, Inc. ("FDI"), located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Under a Co-Administration Agreement with the Trust, FDI is responsible for: (i) providing office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust; (ii) providing officers for the Trust; (iii) preparing and filing documents on behalf of the Trust in accordance with state securities laws; (iv) reviewing and filing Trust marketing and sales literature; (v) filing regulatory documents and mailing communications to Trustees and investors; and (vi) maintaining related books and records.


FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI currently provides administration and distribution services for a number of other registered investment companies.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101, acts as the Trust's custodian and transfer agent and dividend paying agent and keeps the books of account for the Trust.

For more information concerning the payment of expenses of the Trust, see "INVESTMENT ADVISORY AND OTHER SERVICES" in the Statement of Additional Information.


SHARES OF BENEFICIAL INTEREST


Each Portfolio share is entitled to one vote on all matters submitted to a vote of all shareholders of the Trust, and fractional shares are entitled to a corresponding fractional vote. Portfolio shares will be voted separately from shares of the Trust's other portfolios on matters affecting only the Portfolio, including approval of the Investment Advisory Agreement, and changes in fundamental investment policies of the Portfolio. The assets of the Portfolio are charged with the liabilities of the Portfolio and a proportionate share of the general liabilities of the Trust. All shares may be redeemed at any time.

As a Delaware Business Trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment objectives and restrictions of the Portfolio; and (iii) filling vacancies on the Board in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders. At such time, the trustees then in office will call a shareholder meeting for the election of trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Trust has the obligation to assist in any such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

In accordance with current law, the Trust anticipates that Portfolio shares held in a separate account which are attributable to Policies will be voted by the Participating Insurance Company in accordance with instructions received from the owners of Policies. The Trust also anticipates that the shares held by the Participating Insurance Company, including shares for which no voting instructions have been received, shares held in the separate account representing charges imposed by the Participating Insurance Company against the separate account and shares held by the Participating Insurance Company that are not otherwise attributable to Policies, also will be voted by the Participating Insurance Company in proportion to instructions received from the owners of Policies. For further information on voting rights, Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company. Under current law, Eligible Plans are not required to provide Plan participants with the right to give voting instructions. For information on voting rights, Plan participants should consult their Plan's administrator or trustee.

TAXES AND DIVIDENDS

The Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Code. It is the Trust's policy to comply with the provisions of the Code regarding distribution of investment income. Under those provisions, the Portfolio will not be subject to federal income tax on that portion of its ordinary income and net capital gains distributed to shareholders.

The Trust expects that the Portfolio will declare and distribute by the end of each calendar year all or substantially all ordinary income and net capital gains, if any, from the sale of investments. Failure to distribute substantially all ordinary and net capital gains, as described, may subject the Trust to an excise tax.

Dividends from ordinary income will be declared and distributed at least once each year. Ordinary income is the investment company taxable income as defined in Section 852(b) of the Code determined partly (1) by excluding the amount of net capital gain, if any, and (2) with allowance of the deduction for dividends paid. All dividends and distributions will be automatically reinvested in additional Portfolio shares with respect to which dividends have been declared, at net asset value, as of the ex-dividend date of such dividends.

Section 817(h) of the Code and regulations thereunder set standards for diversification of the investments underlying Policies in order for the Policies to be treated as life insurance. These requirements, which are in addition to diversification requirements applicable to the Portfolio under Subchapter M and the 1940 Act, may affect the composition of the Portfolio's investments. Since the shares of the Trust are currently sold to segregated asset accounts underlying such Policies, the Trust intends to comply with the diversification requirements as set forth in the regulations.

The Secretary of the Treasury may in the future issue additional regulations or revenue rulings that will prescribe the circumstances in which a policy owner's control of the investments of a separate account may cause the policy owner, rather than the insurance company, to be treated as the owner of assets of the separate account. Failure to comply with Section 817(h) of the Code or any regulation thereunder, or with any regulations or revenue rulings on policy owner control, if promulgated, would cause earnings regarding a policy owner's interest in the separate account to be includable in the policy owner's gross income in the year earned.


Dividends paid by the Trust to Eligible Plans ordinarily will not be subject to taxation until the proceeds are distributed from the Plan. The Trust will not report dividends paid to Plans to the Internal Revenue Service ("IRS"). Generally, distributions from Eligible Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 59 1/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from an Eligible Plan for any taxable year following the later of the year in which the participant reaches age 70 1/2 or the year in which the participant retires is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Plan will be responsible for reporting distributions from the Plan to the IRS. Participants in Eligible Plans will receive a disclosure statement describing the consequences of a distribution from the Plan from the administrator, trustee or custodian of the Plan prior to receiving the distribution. Moreover, certain contributions to an Eligible Plan in excess of the amounts permitted by law may be subject to an excise tax.


OFFERING AND REDEMPTION OF SHARES

Portfolio shares are currently offered only to separate accounts of Participating Insurance Companies to which premiums have been allocated by Policy owners and Eligible Plans. Shares are sold and redeemed at their net asset value as next determined following receipt of an order or request by the Trust or its agent. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company and Plan participants should consult the Plan's administrator or trustee for more information on the purchase or redemption of Portfolio shares.

Should any conflict between VA contract holders, VLI policy holders and/or Plan participants arise which would require that a substantial amount of the Portfolio's net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders and/or Plan participants.

Distributions from Eligible Plans, except distributions representing returns of non-deductible contributions to the Plan, generally are taxable income to the participant. Distributions from a Plan to a participant prior to the time the participant reaches age 59 1/2 or becomes permanently disabled may subject the participant to an additional 10% penalty tax imposed by the IRS. Participants should consult their tax advisers concerning the timing and consequences of distributions from an Eligible Plan.

Net asset value is normally determined as of 4:15 p.m. (Eastern Standard Time) on each day during which the New York Stock Exchange is open for trading. Net asset value per share is computed by dividing the value of the Portfolio's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. Equity securities typically are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Board. Debt securities having remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such method does not represent fair value. Other debt securities are valued using available market quotations or at fair value which may be determined by one or more pricing services. For further information regarding the methods employed in valuing the Portfolio's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

OTHER INFORMATION

At a Special Meeting of Shareholders of the Trust held on December 12, 1996, the resignation of Chubb Investment Advisory as the Portfolio's investment manager was accepted and Morgan was engaged to serve, effective January 1, 1997, as the Portfolio's investment adviser pursuant to the Investment Advisory Agreement. The Trust was organized on October 28, 1993. Prior to January 1, 1997, the Trust's name was The Chubb Series Trust and the Portfolio's name was The Resolute Equity Portfolio.

APPENDIX


The Portfolio may (a) purchase and sell exchange traded and over-the-counter ("OTC") put and call options on equity securities and indices of equity securities, (b) purchase and sell futures contracts on indices of equity securities, and (c) purchase and sell put and call options on futures contracts on indices of equity securities.



The Portfolio may use futures contracts and options for hedging and risk management purposes. See "RISK MANAGEMENT" in the Statement of Additional Information. The Portfolio may not use futures contracts and options for speculation.


The Portfolio may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Portfolio's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Portfolio's overall strategy in a manner deemed appropriate to the Adviser and consistent with the Portfolio's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Portfolio's return. While the use of these instruments by the Portfolio may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Portfolio's return. Certain strategies limit the Portfolio's possibilities to realize gains as well as limit its exposure to losses. The Portfolio also could experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Portfolio will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Portfolio's turnover rate.


The Portfolio may not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the Portfolio's net assets.


OPTIONS


PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Portfolio also may close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If the Portfolio exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Portfolio exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

SELLING (WRITING) PUT AND CALL OPTIONS. When the Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. The Portfolio may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. However, if the market is not liquid for a put option the Portfolio has written, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. However, this loss should be less than the loss from purchasing and holding the underlying instrument directly, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.


OPTIONS ON INDICES. The Portfolio is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Portfolio may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Portfolio, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus the Portfolio may not be able to close out an option position that it has previously entered into. When the Portfolio purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Portfolio may incur additional losses if the counterparty is unable to perform.

FUTURES CONTRACTS

When the Portfolio purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Portfolio wishes to close out a particular position.

When the Portfolio purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Portfolio buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Portfolio may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Portfolio to close out its futures positions. Until it closes out a futures position, the Portfolio will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Portfolio's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by FCM's other customers, potentially resulting in losses to the Portfolio.

The Portfolio will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

For further information about the Portfolio's use of futures and options and a more detailed discussion of associated risks, see "INVESTMENT OBJECTIVES AND POLICIES" in the Statement of Additional Information.

                                            ------------------------------------


                                         JPM Series Trust II
                                         JPM Equity Portfolio

NO DEALER, SALESMAN OR ANY OTHER
PERSON HAS BEEN AUTHORIZED TO GIVE
ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS, OTHER THAN THOSE
CONTAINED IN THIS PROSPECTUS, IN
CONNECTION WITH THE OFFER CONTAINED
IN THIS PROSPECTUS AND, IF GIVEN OR
MADE, SUCH OTHER INFORMATION OR
REPRESENTATIONS MUST NOT BE RELIED
UPON AS HAVING BEEN AUTHORIZED BY
THE TRUST OR THE DISTRIBUTOR. THIS
PROSPECTUS DOES NOT CONSTITUTE AN
OFFER BY THE TRUST OR BY THE
DISTRIBUTOR TO SELL OR A
SOLICITATION OF ANY OFFER TO BUY
ANY OF THE SECURITIES OFFERED
HEREBY IN ANY JURISDICTION TO ANY
PERSON TO WHOM IT IS UNLAWFUL FOR
THE TRUST OR THE DISTRIBUTOR TO
MAKE SUCH OFFER IN SUCH                  PROSPECTUS
JURISDICTION.                            APRIL 30, 1997

PROSPECTUS
JPM Series Trust II
JPM International Equity Portfolio
60 State Street
Boston, Massachusetts 02109
1-800-221-7930

JPM International Equity Portfolio (the "Portfolio") is a separate diversified portfolio of JPM Series Trust II, an open-end management investment company organized as a Delaware Business Trust (the "Trust"). The Portfolio seeks to provide a high total return from a portfolio of equity securities of foreign corporations.


The Portfolio is advised by J.P. Morgan Investment Management Inc. ("Morgan" or the "Adviser").


Shares of the Portfolio presently are offered only to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies and qualified pension and retirement plans outside the separate account context. For offers to separate accounts, this Prospectus should be read in conjunction with the prospectus of the separate accounts of the specific insurance product which should precede or accompany this Prospectus.


This Prospectus sets forth concisely information about the Trust and the Portfolio that a prospective investor should know before investing. This Prospectus should be retained for future reference. A Statement of Additional Information for the Trust, dated April 30, 1997 (as supplemented from time to time), has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request from the Trust's Distributor, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109, Attention: JPM Series Trust II, or by calling 1-800-221-7930. Inquiries about the Trust should be directed to the Trust at the same address or telephone number.


INVESTMENTS IN THE PORTFOLIO ARE NOT BANK DEPOSITS AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE FDIC OR ANY BANK. AN INVESTMENT IN THE PORTFOLIO IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

The Portfolio permits investments in any nation, which involve special considerations and risks.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE DATE OF THIS PROSPECTUS IS APRIL 30, 1997.

TABLE OF CONTENTS

                                                           PAGE
Annual Operating Expenses..............................          1
Financial Highlights...................................          2
Performance and Yield Information......................          3
The Portfolio..........................................          4
Investment Objective and Policies......................          4
  Investment Objective.................................          4
  Investment Policies..................................          5
  Risk Factors.........................................          6
Additional Investment Information......................          6
  Convertible Securities...............................          6
  When-Issued and Delayed Delivery Securities..........          6
  Repurchase Agreements................................          6
  Loans of Portfolio Securities........................          6
  Reverse Repurchase Agreements........................          7
  Foreign Investment Information.......................          7

                                                           PAGE
  Foreign Currency Exchange Transactions...............          8
  Illiquid Investments, Privately Placed and Other
   Unregistered Securities.............................          9
  Futures and Options Transactions.....................          9
  Money Market Instruments.............................          9
Portfolio Turnover.....................................         10
Investment Restrictions................................         10
Management of the Trust and Portfolio..................         10
Shares of Beneficial Interest..........................         12
Taxes and Dividends....................................         13
Offering and Redemption of Shares......................         14
Other Information......................................         14
Appendix...............................................        A-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THE PROSPECTUS.

ANNUAL OPERATING EXPENSES
(as a percentage of average daily net assets)

Management Fees............................................................................       .60%
Other Expenses.............................................................................       .60%
                                                                                             ---------
Total Portfolio Operating Expenses.........................................................      1.20%

EXAMPLE:

An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

1 Year................................................................   $ 12
3 Years...............................................................   $ 38
5 Years...............................................................   $ 66
10 Years..............................................................   $145

THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES OF THE PORTFOLIO AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by the Portfolio, the payment of which will reduce investors' annual return. The information in the foregoing table has been restated to reflect an agreement by Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), an affiliate of Morgan, to reimburse the Trust to the extent certain expenses exceed in any fiscal year 1.20% of the Portfolio's average daily net assets. The information in the foregoing table does not reflect deduction of account fees and charges to separate accounts or related insurance policies that may be imposed by participating insurance companies. For a further description of the various costs and expenses incurred in the operation of the Portfolio, as well as expense reimbursement or waiver arrangements, see "Management of the Trust and Portfolio."

FINANCIAL HIGHLIGHTS


The following table includes selected data for a share of beneficial interest outstanding for the Portfolio for the indicated periods.(1) The related financial statements and report of Ernst & Young LLP, independent auditors, for the period ended December 31, 1995 and the fiscal year ended December 31, 1996 are incorporated by reference into the Statement of Additional Information and are available upon request and without charge by calling 1-800-221-7930.



                                                               Year Ended      January 3, 1995
                                                              December 31,         through
                                                                  1996        December 31, 1995
                                                              -------------   -----------------
Net asset value, beginning of period........................   $    10.86        $    10.00
                                                              -------------   -----------------
Income From Investment Operations
  Net investment income.....................................         0.20              0.15
  Net realized and unrealized gains (losses) on securities &
   foreign currency.........................................         1.23              1.08
                                                              -------------   -----------------
    Total from investment operations........................         1.43              1.23
                                                              -------------   -----------------
Less Distributions to Shareholders
  Dividends from net investment income......................        (0.09)            (0.09)
  Dividends in excess of net investment income..............                          (0.10)
  Distributions from net capital gains......................        (0.47)            (0.18)
                                                              -------------   -----------------
Total distributions.........................................        (0.56)            (0.37)
                                                              -------------   -----------------
Net asset value, end of period..............................   $    11.73        $    10.86
                                                              -------------   -----------------
                                                              -------------   -----------------
Total Return(2).............................................        13.12%            12.38%
                                                              -------------   -----------------
                                                              -------------   -----------------
Ratios to average net assets:
 (Annualized)
  Expenses(3)...............................................         1.20%             1.20%
  Net investment income.....................................         1.25%             1.06%
Portfolio turnover rate.....................................        71.24%            68.00%
Average commission rate paid................................   $   0.0020               N/A
Net assets, at end of period................................   $6,249,926        $3,992,275


---------
(1) From January 3, 1995 (commencement of operations) to December 31, 1996, Chubb Investment Advisory Corporation ("Chubb Investment Advisory"), a wholly-owned subsidiary of Chubb Life Insurance Company of America ("Chubb Life"), served as the Portfolio's investment manager, and Morgan Guaranty served as the Portfolio's sub-investment adviser. Effective January 1, 1997, Morgan began serving as the Portfolio's investment adviser. See "OTHER INFORMATION."

(2) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges to separate accounts or related insurance policies, which, if reflected, would reduce the Portfolio's total return for the period indicated. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized.


(3) All related party fees have been waived and all other expenses of the Portfolio have been assumed in part for 1996 and 1995 by Chubb Life and Morgan Guaranty. Had the fees not been waived and expenses not been assumed, the ratios of the Portfolio's expenses to average net assets would have been 3.18% in 1996 and 3.16% in 1995.

PERFORMANCE AND YIELD INFORMATION

From time to time the Trust may advertise the yield and/or the average annual total return of the Portfolio. These figures are based on historical earnings and are not intended to indicate future performance. Portfolio shares presently are offered only to variable annuity and variable life insurance separate accounts established by affiliated and unaffiliated life insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies" and, together with VA contracts, "Policies") and qualified pension and retirement plans outside the separate account context. None of these performance figures reflect fees and charges imposed by Participating Insurance Companies, which fees and charges will reduce the yield and total return to Policy owners; therefore, these performance figures may be of limited use for comparative purposes. Policy owners should consult the prospectus for such Policy.

The Portfolio's yield is calculated by dividing the Portfolio's net investment income per share during a recent 30-day period by maximum offering price per share (which is its net asset value) on the last day of the period.

The Portfolio's average annual total return is determined by computing the average annual percentage change in value of a $10,000 investment, made at the maximum public offering price (which is net asset value) for certain specified periods. This computation assumes reinvestment of all dividends and distributions.

Set forth below is historical performance information for the Portfolio and for an appropriate securities index with respect to the Portfolio. In addition, set forth below is hypothetical performance information derived from historical composite performance of all Private Accounts managed by Morgan which have investment objectives, policies and strategies substantially similar to those of the Portfolio and, thus, is deemed relevant to Portfolio investors. THE HYPOTHETICAL PERFORMANCE INFORMATION OF THE PRIVATE ACCOUNTS OF THE INTERNATIONAL EQUITY COMPOSITE DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO AND SHOULD NOT BE INTERPRETED AS INDICATIVE OF THE FUTURE PERFORMANCE OF THE PORTFOLIO. Moreover, the Private Accounts are not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and, therefore, are not subject to certain investment restrictions, diversification requirements and other restrictions that are imposed by the 1940 Act and the Internal Revenue Service, which, if imposed, might have adversely affected the performance of the Private Accounts. In addition, unlike the Portfolio, the Private Accounts do not limit their country allocations to no more than 25% of their assets and typically do not invest in emerging markets securities.

The hypothetical performance results of the Private Accounts set forth below represent the audited actual performance results of the composite, adjusted to reflect the deduction of the Portfolio's fees and expenses. These results have been calculated in accordance with Performance Presentation Standards of the Association for Investment Management and Research. The term "average annual total return" signifies that cumulative total returns for a stated time period have been annualized over such period. These returns are time-weighted rates of return which include all accrued income and realized and unrealized gains or losses, but do not reflect the deduction of investment advisory fees actually charged to the Private Accounts.


                                                                     Average Annual Total Return
                                                                       as of December 31, 1996
                                                              ------------------------------------------
                                                                         5 Years or        10 Years or
                                                              1 Year   Since Inception   Since Inception
                                                              ------   ---------------   ---------------
JPM International Equity Portfolio..........................  13.12%        12.79%*             N/A
International Equity Composite..............................   8.64%         8.10%             9.49%
Morgan Stanley Capital International Europe, Australia, Far
 East (Free) Index**........................................   6.05%         8.15%             8.42%


---------
 * Commenced operations January 3, 1995.
** The Morgan Stanley Capital International Europe, Australia, Far East (Free) Index is a broadly diversified international index composed of the equity securities of approximately 1,000 companies located outside the United States.

THE PORTFOLIO

The Portfolio is offered as a funding vehicle for Policies to be offered by the Participating Insurance Companies. The Policies are described in the separate prospectuses and statements of additional information issued by the Participating Insurance Companies over which the Trust assumes no responsibility. Portfolio shares also are offered to qualified pension and retirement plans outside of the separate account context (including, without limitation, those trusts, plans, accounts, contracts or annuities described in Sections 401(a), 403(a), 403(b), 408(a), 408(b), 408(k), 414(d), 457(b),
501(c)(18) of the Internal Revenue Code of 1986, as amended (the "Code"), and any other trust, plan, account, contract or annuity that is determined to be within the scope of Treasury Regulation Section1.817.5(f)(3)(iii)) ("Eligible Plans" or "Plans"). Differences in tax treatment or other considerations may cause the interests of Policy owners and Eligible Plan participants to conflict, although the Trust currently does not foresee any disadvantages to Policy owners or Eligible Plan participants arising therefrom. Nevertheless, the Trust's Board of Trustees (the "Board") intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto.

The Trust currently consists of five portfolios: JPM Treasury Money Market Portfolio, JPM Bond Portfolio, JPM Equity Portfolio, JPM Small Company Portfolio and JPM International Equity Portfolio. In the future, the Trust may add or delete portfolios. By this Prospectus, shares of JPM International Equity Portfolio are being offered.

Portfolio shares are both offered and redeemed at their net asset value without the addition of any sales load or redemption charge. See "OFFERING AND REDEMPTION OF SHARES."

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE: The Portfolio's investment objective is to provide a high total return from a portfolio of equity securities of foreign corporations. Total return will consist of realized and unrealized capital gains and losses plus income less expenses.

The Portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the U.S.

INVESTMENT POLICIES: The Portfolio seeks to achieve its investment objective through country allocation and stock valuation and selection. Based on fundamental research, quantitative valuation techniques, and experienced judgment, the Adviser uses a structured decision-making process to allocate the Portfolio's investments across the countries of the world outside the United States.

Under normal market conditions, the Portfolio will invest in a minimum of three different foreign countries. However, when the Adviser determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest in less than three different foreign countries.

Using a systematic stock selection process and analysts' industry expertise, securities within each country are ranked within economic sectors according to their relative value. Based on this valuation, the Adviser selects the securities which appear the most attractive for the Portfolio. The Adviser believes that, under normal market conditions, economic sector weightings generally will be similar to those of one or more relevant equity indices.

Finally, the Adviser actively manages currency exposure, in conjunction with country and stock allocation, in an attempt to protect and possibly enhance the Portfolio's market value. Through the use of forward foreign currency exchange contracts, the Adviser will adjust the Portfolio's foreign currency weightings to reduce its exposure to currencies deemed unattractive and, in certain circumstances, increase exposure to currencies deemed attractive, as market conditions warrant, based on fundamental research, technical factors, and the judgment of a team of experienced currency managers. For further information on foreign currency exchange transactions, see "ADDITIONAL INVESTMENT INFORMATION."

The Portfolio intends to manage its portfolio actively in pursuit of its investment objective. The Portfolio does not expect to trade in securities for short-term profits; however, when circumstances warrant, securities may be sold without regard to the length of time held. To the extent the Portfolio engages in short-term trading it may incur increased transaction costs.

EQUITY INVESTMENTS. Under normal market conditions, the Adviser intends to keep the Portfolio essentially fully invested with at least 65% of the value of its total assets in equity securities of foreign issuers, consisting of common stocks and other securities with equity characteristics such as preferred stock, warrants, rights and convertible securities which may be held through American Depositary Receipts ("ADRs"). The Portfolio's primary equity investments are the common stock of companies based in developed countries outside the U.S. and in developing countries. The common stock in which the Portfolio may invest includes the common stock of any class or series or any similar equity interest such as trust or limited partnership interests. See "ADDITIONAL INVESTMENT INFORMATION." The Portfolio invests in securities listed on the foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities.

The Portfolio also may invest in dollar and non-dollar denominated money market instruments (see "Money Market Instruments" for more information concerning the types of money market instruments in which the Portfolio may invest) and securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities and enter into certain hedging transactions, including options on equity securities, options on foreign stock indices and forward foreign currency exchange contracts. For a discussion of these investments and investment techniques, see "ADDITIONAL INVESTMENT INFORMATION."

RISK FACTORS: All or a significant portion of the Portfolio may be invested in foreign securities and ADRs, and investors should understand the special considerations and risks related to such an investment emphasis, including foreign currency risks. See "ADDITIONAL INVESTMENT INFORMATION." The prices of the types of securities usually purchased by the Portfolio will tend to fluctuate. As a result, the net asset value of the Portfolio may experience greater short-term and long-term variations than funds that invest primarily in fixed income securities.

ADDITIONAL INVESTMENT INFORMATION

CONVERTIBLE SECURITIES. The Portfolio may invest in convertible securities of domestic and, subject to the Portfolio's restrictions, foreign issuers. The convertible securities in which the Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to the Portfolio until settlement. At the time of settlement a when-issued security may be valued at less than its purchase price. The Portfolio maintains with the custodian of the Trust (the "Custodian") a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. For more information concerning the Custodian for the Trust, see "INVESTMENT ADVISORY AND OTHER SERVICES" in the Statement of Additional Information. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities other than the obligations created by these commitments.

REPURCHASE AGREEMENTS. The Portfolio may engage in repurchase agreement transactions with brokers, dealers or banks that meet the credit guidelines established by the Board. In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The Portfolio always receives securities as collateral with a market value at least equal to the purchase price plus accrued interest and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the disposition of collateral may be delayed or limited. Investments in certain repurchase agreements and certain other investments which may be considered illiquid are limited. See "Illiquid Investments, Privately Placed and Other Unregistered Securities" below.

LOANS OF PORTFOLIO SECURITIES. Subject to applicable investment restrictions, the Portfolio is permitted to lend its securities. The Portfolio may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolio in the normal settlement time, generally five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan is for the account of the Portfolio and its shareholders. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Portfolio will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Portfolio will not make any loans in excess of one year. The Portfolio will not lend its securities to any officer, Trustee, Director, employee, or affiliate of the Trust, the Adviser or Distributor, unless otherwise permitted by applicable law.

REVERSE REPURCHASE AGREEMENTS. The Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It also may be viewed as the borrowing of money by the Portfolio and, therefore, is a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

FOREIGN INVESTMENT INFORMATION. The Portfolio invests primarily in securities of foreign issuers. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Portfolio by domestic companies.

Investors should realize that the value of the Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it also may be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolio must be made in compliance with the U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the U.S.

The Portfolio may invest in securities of issuers in "emerging markets." Emerging markets include any country which in the opinion of the Adviser is generally considered to be an emerging or developing country by the international financial community. These countries generally include every country in the world except the U.S., Canada, Japan, Australia, New Zealand and most countries in Western Europe. Investments in securities of emerging markets countries entail a high degree of risk. Investments in securities of issuers in emerging markets carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of the markets for securities of emerging markets issuers and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

The Portfolio may invest in securities of foreign issuers directly or in the form of ADRs, European Depositary Receipts ("EDRs") or other similar securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Certain such institutions issuing ADRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

Since investments in foreign securities involve foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. See "Foreign Currency Exchange Transactions" below.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Portfolio buys and sells securities denominated in currencies other than the U.S. dollar, and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolio will, from time to time, enter into foreign currency exchange transactions. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The cost of the Portfolio's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into foreign currency exchange transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency in an attempt to enhance return.

As a hedging strategy, although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Portfolio to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging or investment strategy is highly uncertain.

ILLIQUID INVESTMENTS, PRIVATELY PLACED AND OTHER UNREGISTERED
SECURITIES. Subject to the limitations described below, the Portfolio may acquire investments that are illiquid or have limited liquidity, such as investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the U.S. without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.

Acquisitions of illiquid investments by the Portfolio is subject to the following non-fundamental policy. The Portfolio may not invest in illiquid securities if, as a result more than 15% of the market value of its total assets would be invested in illiquid securities. The Portfolio also may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

FUTURES AND OPTIONS TRANSACTIONS. The Portfolio is permitted to enter into the futures and options transactions described in the "APPENDIX" to this Prospectus for both hedging and risk management purposes, although not for speculation. For more detailed information about these transactions, see the "APPENDIX" to this Prospectus and "OPTIONS AND FUTURES TRANSACTIONS" in the Statement of Additional Information.

MONEY MARKET INSTRUMENTS. The Portfolio is permitted to invest in money market instruments, although it intends to stay invested in equity securities to the extent practical in light of its investment objective and long-term investment perspective. The Portfolio may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. The money market investments permitted for the Portfolio include obligations of the U.S. Government and its agencies and instrumentalities, other debt securities, commercial paper, bank obligations and repurchase agreements. The Portfolio also may invest in short-term obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions. For more detailed information about these money market instruments, see "INVESTMENT OBJECTIVES AND POLICIES" in the Statement of Additional Information.

PORTFOLIO TURNOVER


Portfolio turnover for the Portfolio may vary from year to year or within a year depending upon economic and business conditions. Under normal market conditions, the Portfolio's annual portfolio turnover rate is not expected to exceed 100%. The annual portfolio turnover rate for the Portfolio in 1996 was approximately 71%.


INVESTMENT RESTRICTIONS

Investments of the Portfolio are further restricted by certain policies that may not be changed without the approval of the holders of the Portfolio's outstanding shares. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

MANAGEMENT OF THE TRUST AND PORTFOLIO

The Board is responsible for the administration of the affairs of the Trust. Pursuant to the Declaration of Trust for the Trust, the Trustees of the Trust decide upon matters of general policy and review the actions of the Adviser and other service providers.


The Trust's investment adviser is Morgan, a registered investment adviser which maintains its principal office at 522 Fifth Avenue, New York, New York 10036. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized under the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients. As of December 31, 1996, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $208 billion. J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial adviser to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.


Morgan supervises and assists in the overall management of the Trust's affairs under an Investment Advisory Agreement with the Trust. Subject to the supervision of the Trustees, Morgan makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments.


Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. The following persons are primarily responsible for the day-to-day management and implementation of Morgan's process for the Portfolio (the inception date of each person's responsibility for the Portfolio and their business experience for the past five years are indicated parenthetically): Paul
A. Quinsee, Vice President (since January, 1995, employed by Morgan since February, 1992, previously Vice President, Citibank), Thomas P. Madsen, Managing Director (since January, 1995, employed by Morgan since prior to 1992) and Anne
H. Richards, Vice President (since January, 1997, employed by Morgan since May, 1994, employed by Alliance Capital Ltd. from September, 1992 to April, 1994).


As compensation for Morgan's services under the Investment Advisory Agreement, the Trust has agreed to pay Morgan a monthly fee at the annual rate of .60% of the Portfolio's average daily net assets.

Under the terms of an Administrative Services Agreement, Morgan Guaranty provides or arranges for the provision of certain financial and administrative services and oversees fund accounting for the Trust, including services related to taxes, financial statements, calculation of Portfolio performance data, oversight of service providers, certain regulatory and Board matters, and shareholder services. Morgan Guaranty, a wholly-owned subsidiary of J.P. Morgan, is a New York trust company which conducts a general banking and trust business and maintains its principal office at 60 Wall Street, New York, New York 10260.


In addition, Morgan Guaranty is responsible for reimbursing the Trust for certain usual and customary expenses incurred by the Trust including, without limitation, transfer, registrar and dividend disbursing costs, custody fees, legal and accounting expenses, fees of the Trust's co-administrator, insurance premiums, compensation and expenses of the Trust's Trustees, expenses of printing and mailing reports, notices and proxies to shareholders, registration fees under federal securities laws and fees under state securities laws. The Trust will pay these expenses directly and such amounts will be deducted from the fees payable to Morgan Guaranty under the Administrative Services Agreement as set forth below. If such amounts are more than the amount of Morgan Guaranty's fees under the Administrative Services Agreement, Morgan Guaranty will reimburse the Trust for such excess amounts.


The Trust pays all extraordinary expenses not incurred in the ordinary course of the Trust's business including, but not limited to, litigation and indemnification expenses; interest charges; material increases in Trust expenses due to occurrences such as significant increases in the fee schedules of the custodian or the transfer agent or a significant decrease in the Trust's asset level due to changes in tax or other laws or regulations; or other such extraordinary occurrences outside of the ordinary course of the Trust's business.

As compensation for Morgan Guaranty's services under the Administrative Services Agreement, the Trust has agreed to pay Morgan Guaranty a monthly fee at the annual rate of .60% of the Portfolio's average daily net assets.

Under the terms of the Administrative Services Agreement, Morgan Guaranty may delegate one or more of its responsibilities to other entities at Morgan Guaranty's expense.

Morgan Guaranty or its affiliates may pay from its own assets Participating Insurance Companies for providing certain administrative and account-related services to owners of Policies for which Portfolio shares are the investment vehicle.


From January 3, 1995 (commencement of operations) to December 31, 1996, Chubb Investment Advisory served as the Portfolio's investment manager and Morgan Guaranty served as sub-investment adviser. The compensation to Morgan Guaranty, as sub-investment adviser, was paid directly from the investment management fees paid by the Trust to Chubb Investment Advisory. For the period January 1, 1996 through December 31, 1996, all investment management fees payable by the Portfolio to Chubb Investment Advisory totaled .80% of the Portfolio's average daily net assets. For the period January 1, 1996 through December 31, 1996, sub-investment advisory fees payable by Chubb Investment Advisory to Morgan Guaranty totaled .60% of the Portfolio's average daily net assets. Because a portion of the Portfolio's fees and expenses were reimbursed, the ratio of the Portfolio's operating expenses to average net assets for such period was 1.20%. Had a portion of the Portfolio's fees and expenses not been reimbursed, the ratio of the Portfolio's operating expenses to average net assets for such period would have been 3.18%.



The Trust's distributor and co-administrator is Funds Distributor, Inc. ("FDI"), located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Under a Co-Administration Agreement with the Trust, FDI is responsible for: (i) providing office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust; (ii) providing officers for the Trust; (iii) preparing and filing documents on behalf of the Trust in accordance with state securities laws; (iv) reviewing and filing Trust marketing and sales literature; (v) filing regulatory documents and mailing communications to Trustees and investors; and (vi) maintaining related books and records.


FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI currently provides administration and distribution services for a number of other registered investment companies.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101, acts as the Trust's custodian and transfer agent and dividend paying agent and keeps the books of account for the Trust.

For more information concerning the payment of expenses of the Trust, see "INVESTMENT ADVISORY AND OTHER SERVICES" in the Statement of Additional Information.


SHARES OF BENEFICIAL INTEREST


Each Portfolio share is entitled to one vote on all matters submitted to a vote of all shareholders of the Trust, and fractional shares are entitled to a corresponding fractional vote. Portfolio shares will be voted separately from shares of the Trust's other portfolios on matters affecting only the Portfolio, including approval of the Investment Advisory Agreement, and changes in fundamental investment policies of the Portfolio. The assets of the Portfolio are charged with the liabilities of the Portfolio and a proportionate share of the general liabilities of the Trust. All shares may be redeemed at any time.

As a Delaware Business Trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment objectives and restrictions of the Portfolio; and (iii) filling vacancies on the Board in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders. At such time, the trustees then in office will call a shareholder meeting for the election of trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Trust has the obligation to assist in any such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

In accordance with current law, the Trust anticipates that Portfolio shares held in a separate account which are attributable to Policies will be voted by the Participating Insurance Company in accordance with instructions received from the owners of Policies. The Trust also anticipates that the shares held by the Participating Insurance Company, including shares for which no voting instructions have been received, shares held in the separate account representing charges imposed by the Participating Insurance Company against the separate account and shares held by the Participating Insurance Company that are not otherwise attributable to Policies, also will be voted by the Participating Insurance Company in proportion to instructions received from the owners of Policies. For further information on voting rights, Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company. Under current law, Eligible Plans are not required to provide Plan participants with the right to give voting instructions. For information on voting rights, Plan participants should consult their Plan's administrator or trustee.

TAXES AND DIVIDENDS

The Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Code. It is the Trust's policy to comply with the provisions of the Code regarding distribution of investment income. Under those provisions, the Portfolio will not be subject to federal income tax on that portion of its ordinary income and net capital gains distributed to shareholders.

The Trust expects that the Portfolio will declare and distribute by the end of each calendar year all or substantially all ordinary income and net capital gains, if any, from the sale of investments. Failure to distribute substantially all ordinary and net capital gains, as described, may subject the Trust to an excise tax.

Dividends from ordinary income will be declared and distributed at least once each year. Ordinary income is the investment company taxable income as defined in Section 852(b) of the Code determined partly (1) by excluding the amount of net capital gain, if any, and (2) with allowance of the deduction for dividends paid. All dividends and distributions will be automatically reinvested in additional Portfolio shares with respect to which dividends have been declared, at net asset value, as of the ex-dividend date of such dividends.

Section 817(h) of the Code and regulations thereunder set standards for diversification of the investments underlying Policies in order for the Policies to be treated as life insurance. These requirements, which are in addition to diversification requirements applicable to the Portfolio under Subchapter M and the 1940 Act, may affect the composition of the Portfolio's investments. Since the shares of the Trust are currently sold to segregated asset accounts underlying such Policies, the Trust intends to comply with the diversification requirements as set forth in the regulations.

The Secretary of the Treasury may in the future issue additional regulations or revenue rulings that will prescribe the circumstances in which a policy owner's control of the investments of a separate account may cause the policy owner, rather than the insurance company, to be treated as the owner of assets of the separate account. Failure to comply with Section 817(h) of the Code or any regulation thereunder, or with any regulations or revenue rulings on policy owner control, if promulgated, would cause earnings regarding a policy owner's interest in the separate account to be includable in the policy owner's gross income in the year earned.


Dividends paid by the Trust to Eligible Plans ordinarily will not be subject to taxation until the proceeds are distributed from the Plan. The Trust will not report dividends paid to Plans to the Internal Revenue Service ("IRS"). Generally, distributions from Eligible Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 59 1/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from an Eligible Plan for any taxable year following the later of the year in which the participant reaches age 70 1/2 or the year in which the participant retires is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Plan will be responsible for reporting distributions from the Plan to the IRS. Participants in Eligible Plans will receive a disclosure statement describing the consequences of a distribution from the Plan from the administrator, trustee or custodian of the Plan prior to receiving the distribution. Moreover, certain contributions to an Eligible Plan in excess of the amounts permitted by law may be subject to an excise tax.

OFFERING AND REDEMPTION OF SHARES

Portfolio shares are currently offered only to separate accounts of Participating Insurance Companies to which premiums have been allocated by Policy owners and Eligible Plans. Shares are sold and redeemed at their net asset value as next determined following receipt of an order or request by the Trust or its agent. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company and Plan participants should consult the Plan's administrator or trustee for more information on the purchase or redemption of Portfolio shares.

Should any conflict between VA contract holders, VLI policy holders and/or Plan participants arise which would require that a substantial amount of the Portfolio's net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders and/or Plan participants.

Distributions from Eligible Plans, except distributions representing returns of non-deductible contributions to the Plan, generally are taxable income to the participant. Distributions from a Plan to a participant prior to the time the participant reaches age 59 1/2 or becomes permanently disabled may subject the participant to an additional 10% penalty tax imposed by the IRS. Participants should consult their tax advisers concerning the timing and consequences of distributions from an Eligible Plan.

Net asset value is normally determined as of 4:15 p.m. (Eastern Standard Time) on each day during which the New York Stock Exchange is open for trading. Net asset value per share is computed by dividing the value of the Portfolio's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. Equity securities typically are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Board. Debt securities having remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such method does not represent fair value. Other debt securities are valued using available market quotations or at fair value which may be determined by one or more pricing services. For further information regarding the methods employed in valuing the Portfolio's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

OTHER INFORMATION

At a Special Meeting of Shareholders of the Trust held on December 12, 1996, the resignation of Chubb Investment Advisory as the Portfolio's investment manager was accepted and Morgan was engaged to serve, effective January 1, 1997, as the Portfolio's investment adviser pursuant to the Investment Advisory Agreement. The Trust was organized on October 28, 1993. Prior to January 1, 1997, the Trust's name was The Chubb Series Trust and the Portfolio's name was The Resolute International Equity Portfolio.

APPENDIX


The Portfolio may (a) purchase and sell exchange traded and over-the-counter ("OTC") put and call options on equity securities and indices of equity securities, (b) purchase and sell futures contracts on indices of equity securities, and (c) purchase and sell put and call options on futures contracts on indices of equity securities.



The Portfolio may use futures contracts and options for hedging and risk management purposes. See "RISK MANAGEMENT" in the Statement of Additional Information. The Portfolio may not use futures contracts and options for speculation.


The Portfolio may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Portfolio's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Portfolio's overall strategy in a manner deemed appropriate to the Adviser and consistent with the Portfolio's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Portfolio's return. While the use of these instruments by the Portfolio may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Portfolio's return. Certain strategies limit the Portfolio's possibilities to realize gains as well as limit its exposure to losses. The Portfolio also could experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Portfolio will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Portfolio's turnover rate.


The Portfolio may not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the Portfolio's net assets.


OPTIONS

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Portfolio also may close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If the Portfolio exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Portfolio exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.


The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

SELLING (WRITING) PUT AND CALL OPTIONS. When the Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. The Portfolio may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. However, if the market is not liquid for a put option the Portfolio has written, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. However, this loss should be less than the loss from purchasing and holding the underlying instrument directly, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.


OPTIONS ON INDICES. The Portfolio is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Portfolio may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Portfolio, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus the Portfolio may not be able to close out an option position that it has previously entered into. When the Portfolio purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Portfolio may incur additional losses if the counterparty is unable to perform.

FUTURES CONTRACTS

When the Portfolio purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Portfolio wishes to close out a particular position.

When the Portfolio purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Portfolio buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Portfolio may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Portfolio to close out its futures positions. Until it closes out a futures position, the Portfolio will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Portfolio's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by FCM's other customers, potentially resulting in losses to the Portfolio.

The Portfolio will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

For further information about the Portfolio's use of futures and options and a more detailed discussion of associated risks, see "INVESTMENT OBJECTIVES AND POLICIES" in the Statement of Additional Information.

                                            ------------------------------------


                                         JPM Series Trust II
                                         JPM International
                                         Equity Portfolio

NO DEALER, SALESMAN OR ANY OTHER
PERSON HAS BEEN AUTHORIZED TO GIVE
ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS, OTHER THAN THOSE
CONTAINED IN THIS PROSPECTUS, IN
CONNECTION WITH THE OFFER CONTAINED
IN THIS PROSPECTUS AND, IF GIVEN OR
MADE, SUCH OTHER INFORMATION OR
REPRESENTATIONS MUST NOT BE RELIED
UPON AS HAVING BEEN AUTHORIZED BY
THE TRUST OR THE DISTRIBUTOR. THIS
PROSPECTUS DOES NOT CONSTITUTE AN
OFFER BY THE TRUST OR BY THE
DISTRIBUTOR TO SELL OR A
SOLICITATION OF ANY OFFER TO BUY
ANY OF THE SECURITIES OFFERED
HEREBY IN ANY JURISDICTION TO ANY
PERSON TO WHOM IT IS UNLAWFUL FOR
THE TRUST OR THE DISTRIBUTOR TO
MAKE SUCH OFFER IN SUCH                  PROSPECTUS
JURISDICTION.                            APRIL 30, 1997

PROSPECTUS
JPM Series Trust II
JPM Small Company Portfolio
60 State Street
Boston, Massachusetts 02109
1-800-221-7930

JPM Small Company Portfolio (the "Portfolio") is a separate diversified portfolio of JPM Series Trust II, an open-end management investment company organized as a Delaware Business Trust (the "Trust"). The Portfolio seeks to provide a high total return from a portfolio of equity securities of small companies.


The Portfolio is advised by J.P. Morgan Investment Management Inc. ("Morgan" or the "Adviser").


Shares of the Portfolio presently are offered only to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies and qualified pension and retirement plans outside the separate account context. For offers to separate accounts, this Prospectus should be read in conjunction with the prospectus of the separate accounts of the specific insurance product which should precede or accompany this Prospectus.


This Prospectus sets forth concisely information about the Trust and the Portfolio that a prospective investor should know before investing. This Prospectus should be retained for future reference. A Statement of Additional Information for the Trust, dated April 30, 1997 (as supplemented from time to time), has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request from the Trust's Distributor, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109, Attention: JPM Series Trust II, or by calling 1-800-221-7930. Inquiries about the Trust should be directed to the Trust at the same address or telephone number.


INVESTMENTS IN THE PORTFOLIO ARE NOT BANK DEPOSITS AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE FDIC OR ANY BANK. AN INVESTMENT IN THE PORTFOLIO IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

The Portfolio permits investments in any nation, which involve special considerations and risks.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE DATE OF THIS PROSPECTUS IS APRIL 30, 1997.

TABLE OF CONTENTS

                                                           PAGE
Annual Operating Expenses..............................          1
Financial Highlights...................................          2
Performance and Yield Information......................          3
The Portfolio..........................................          4
Investment Objective and Policies......................          4
  Investment Objective.................................          4
  Investment Policies..................................          4
  Risk Factors.........................................          5
Additional Investment Information......................          6
  Convertible Securities...............................          6
  When-Issued and Delayed Delivery Securities..........          6
  Repurchase Agreements................................          6
  Loans of Portfolio Securities........................          6
  Reverse Repurchase Agreements........................          7

                                                           PAGE

  Foreign Investment Information.......................          7
  Foreign Currency Exchange Transactions...............          8
  Illiquid Investments, Privately Placed and
   Other Unregistered Securities.......................          8
  Futures and Options Transactions.....................          9
  Money Market Instruments.............................          9
Portfolio Turnover.....................................          9
Investment Restrictions................................          9
Management of the Trust and Portfolio..................          9
Shares of Beneficial Interest..........................         11
Taxes and Dividends....................................         12
Offering and Redemption of Shares......................         13
Other Information......................................         14
Appendix...............................................        A-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THE PROSPECTUS.

ANNUAL OPERATING EXPENSES
(as a percentage of average daily net assets)

Management Fees..........................................................   .60%
Other Expenses...........................................................   .55%
                                                                           -----
Total Portfolio Operating Expenses.......................................  1.15%

EXAMPLE:

An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

1 Year................................................................   $ 12
3 Years...............................................................   $ 37
5 Years...............................................................   $ 63
10 Years..............................................................   $140

THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES OF THE PORTFOLIO AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by the Portfolio, the payment of which will reduce investors' annual return. The information in the foregoing table has been restated to reflect an agreement by Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), an affiliate of Morgan, to reimburse the Trust to the extent certain expenses exceed in any fiscal year 1.15% of the Portfolio's average daily net assets. The information in the foregoing table does not reflect deduction of account fees and charges to separate accounts or related insurance policies that may be imposed by participating insurance companies. For a further description of the various costs and expenses incurred in the operation of the Portfolio, as well as expense reimbursement or waiver arrangements, see "Management of the Trust and Portfolio."

FINANCIAL HIGHLIGHTS


The following table includes selected data for a share of beneficial interest outstanding for the Portfolio for the indicated periods.(1) The related financial statements and report of Ernst & Young LLP, independent auditors, for the period ended December 31, 1995 and the fiscal year ended December 31, 1996 are incorporated by reference into the Statement of Additional Information and are available upon request and without charge by calling 1-800-221-7930.



                                                                                                          January 3, 1995
                                                                                         Year Ended           through
                                                                                     December 31, 1996   December 31, 1995
                                                                                     ------------------  ------------------
Net asset value, beginning of period...............................................     $      11.83        $      10.00
                                                                                          ----------          ----------
Income From Investment Operations
  Net investment income............................................................             0.06                0.11
  Net realized and unrealized gains (losses) on securities & foreign currency......             2.43                3.18
                                                                                          ----------          ----------
    Total from investment operations...............................................             2.49                3.29
                                                                                          ----------          ----------
Less Distributions to Shareholders
  Dividends from net investment income.............................................            (0.06)              (0.11)
  Distributions from net capital gains.............................................            (1.73)              (1.35)
                                                                                          ----------          ----------
Total distributions................................................................            (1.79)              (1.46)
                                                                                          ----------          ----------
Net asset value, end of period.....................................................     $      12.53        $      11.83
                                                                                          ----------          ----------
                                                                                          ----------          ----------
Total Return(2)....................................................................            21.74%              32.91%
                                                                                          ----------          ----------
                                                                                          ----------          ----------
Ratios to average net assets:
 (Annualized)
  Expenses(3)......................................................................             1.15%               1.15%
  Net investment income............................................................             0.54%                .99%
Portfolio turnover rate............................................................           144.44%             100.43%
Average commission rate paid.......................................................           $0.0427                N/A
Net assets, at end of period.......................................................     $  3,867,002        $  2,536,258


---------
(1) From January 3, 1995 (commencement of operations) to December 31, 1996, Chubb Investment Advisory Corporation ("Chubb Investment Advisory"), a wholly-owned subsidiary of Chubb Life Insurance Company of America ("Chubb Life"), served as the Portfolio's investment manager, and Morgan Guaranty served as the Portfolio's sub-investment adviser. Effective January 1, 1997, Morgan began serving as the Portfolio's investment adviser. See "OTHER INFORMATION."
(2) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges to separate accounts or related insurance policies, which, if reflected, would reduce the Portfolio's total return for the period indicated. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized.

(3) All related party fees have been waived and all other expenses of the Portfolio have been assumed in part for 1996 and 1995 by Chubb Life and Morgan Guaranty. Had the fees not been waived and expenses not been assumed, the ratios of the Portfolio's expenses to average net assets would have been 2.69% in 1996 and 3.22% in 1995.

PERFORMANCE AND YIELD INFORMATION

From time to time the Trust may advertise the yield and/or the average annual total return of the Portfolio. These figures are based on historical earnings and are not intended to indicate future performance. Portfolio shares presently are offered only to variable annuity and variable life insurance separate accounts established by affiliated and unaffiliated life insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies" and, together with VA contracts, "Policies") and qualified pension and retirement plans outside the separate account context. None of these performance figures reflect fees and charges imposed by Participating Insurance Companies, which fees and charges will reduce the yield and total return to Policy owners; therefore, these performance figures may be of limited use for comparative purposes. Policy owners should consult the prospectus for such Policy.

The Portfolio's yield is calculated by dividing the Portfolio's net investment income per share during a recent 30-day period by maximum offering price per share (which is its net asset value) on the last day of the period.

The Portfolio's average annual total return is determined by computing the average annual percentage change in value of a $10,000 investment, made at the maximum public offering price (which is net asset value) for certain specified periods. This computation assumes reinvestment of all dividends and distributions.

Set forth below is historical performance information for the Portfolio and for an appropriate securities index with respect to the Portfolio. In addition, set forth below is hypothetical performance information derived from historical composite performance of all Private Accounts managed by Morgan which have investment objectives, policies and strategies substantially similar to those of the Portfolio and, thus, is deemed relevant to Portfolio investors. THE HYPOTHETICAL PERFORMANCE INFORMATION OF THE PRIVATE ACCOUNTS OF THE SMALL COMPANY COMPOSITE DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE PORTFOLIO AND SHOULD NOT BE INTERPRETED AS INDICATIVE OF THE FUTURE PERFORMANCE OF THE PORTFOLIO. Moreover, the Private Accounts are not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and, therefore, are not subject to certain investment restrictions, diversification requirements and other restrictions that are imposed by the 1940 Act and the Internal Revenue Service, which, if imposed, might have adversely affected the performance of the Private Accounts.

The hypothetical performance results of the Private Accounts set forth below represent the audited actual performance results of the composite, adjusted to reflect the deduction of the Portfolio's fees and expenses. These results have been calculated in accordance with Performance Presentation Standards of the Association for Investment Management and Research. The term "average annual total return" signifies that cumulative total returns for a stated time period have been annualized over such period. These returns are time-weighted rates of return which include all accrued income and realized and unrealized gains or losses, but do not reflect the deduction of investment advisory fees actually charged to the Private Accounts.


                                                                                          Average Annual Total Return
                                                                                            as of December 31, 1996
                                                                                   ------------------------------------------
                                                                                                 5 Years or     10 Years or
                                                                                                   Since           Since
                                                                                     1 Year      Inception       Inception
                                                                                   ----------  --------------  --------------
JPM Small Company Portfolio......................................................      21.74%         27.29%*           N/A
Small Company Composite..........................................................      22.25%         16.95%          13.36%
Russell 2000-Registered Trademark- Index**.......................................      16.49%         15.64%          12.41%


---------
 * Commenced operations January 3, 1995.

** The Russell 2000-Registered Trademark- Index is composed of 2,000 common stocks of U.S. companies with an average market capitalization of approximately $420 million.

THE PORTFOLIO

The Portfolio is offered as a funding vehicle for Policies to be offered by the Participating Insurance Companies. The Policies are described in the separate prospectuses and statements of additional information issued by the Participating Insurance Companies over which the Trust assumes no responsibility. Portfolio shares also are offered to qualified pension and retirement plans outside of the separate account context (including, without limitation, those trusts, plans, accounts, contracts or annuities described in Sections 401(a), 403(a), 403(b), 408(a), 408(b), 408(k), 414(d), 457(b),
501(c)(18) of the Internal Revenue Code of 1986, as amended (the "Code"), and any other trust, plan, account, contract or annuity that is determined to be within the scope of Treasury Regulation Section1.817.5(f)(3)(iii)) ("Eligible Plans" or "Plans"). Differences in tax treatment or other considerations may cause the interests of Policy owners and Eligible Plan participants to conflict, although the Trust currently does not foresee any disadvantages to Policy owners or Eligible Plan participants arising therefrom. Nevertheless, the Trust's Board of Trustees (the "Board") intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto.

The Trust currently consists of five portfolios: JPM Treasury Money Market Portfolio, JPM Bond Portfolio, JPM Equity Portfolio, JPM Small Company Portfolio and JPM International Equity Portfolio. In the future, the Trust may add or delete portfolios. By this Prospectus, shares of JPM Small Company Portfolio are being offered.

Portfolio shares are both offered and redeemed at their net asset value without the addition of any sales load or redemption charge. See "OFFERING AND REDEMPTION OF SHARES."

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE: The Portfolio's investment objective is to provide a high total return from a portfolio of equity securities of small companies. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies primarily with market capitalizations less than $1 billion.

The Portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies.

INVESTMENT POLICIES: The Adviser seeks to enhance the Portfolio's total return relative to that of the U.S. small company universe. To do so, the Adviser uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. The Adviser continually screens the universe of small capitalization companies to identify for further analysis those companies which exhibit favorable characteristics such as significant and predictable cash flow and high quality management. Based on this investment process, as well as fundamental research, the Adviser ranks these companies within economic sectors according to their relative value. The Adviser then selects for purchase the most attractive companies within each economic sector.

The Adviser uses a disciplined portfolio construction process to seek to enhance returns and reduce volatility in the market value of the Portfolio relative to that of the U.S. small company universe, typically represented by the Russell 2000-Registered Trademark- Index. The disciplined portfolio construction process involves continuously screening the small company universe and consists of three basic steps: first, calculating each company's internal rate of return ("IRR") based on projected cash flow; second, sorting those companies within twenty economic sectors by IRR quintile rank; third, concentrating purchases in the top three quintiles of each sector and selling fourth and fifth quintiles. Variance in industry weights from the Russell 2000-Registered Trademark- are minimized to ensure that stock selection is the principal source of excess return.


The Adviser believes that under normal market conditions the Portfolio will have sector weightings comparable to that of the U.S. small company universe, although it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Portfolio.


The Portfolio intends to manage its investments actively to accomplish its investment objective. Since the Portfolio has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective. To the extent the Portfolio engages in short-term trading it may incur increased transaction costs.


EQUITY INVESTMENTS. During normal market conditions, the Adviser intends to keep the Portfolio essentially fully invested with at least 65% of the Portfolio's assets invested in equity securities, consisting of common stocks and other securities with equity characteristics such as preferred stocks, warrants, rights and convertible securities. The Portfolio's primary equity investments are the common stocks of large and medium-sized U.S. corporations and similar securities of foreign corporations. The common stock in which the Portfolio may invest includes the common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. These equity investments may or may not pay dividends and may or may not carry voting rights. The Portfolio invests in securities listed on a securities exchange or traded in an over-the-counter market, and may invest in certain restricted or unlisted securities.


FOREIGN INVESTMENTS. The Portfolio may invest in equity securities of foreign corporations which may include American Depositary Receipts ("ADRs"). However, the Portfolio does not expect to invest more than 30% of its assets at the time of purchase in securities of foreign issuers, nor does it expect more than 10% of its assets to be invested in securities of foreign issuers not listed on a national securities exchange or not denominated or principally traded in U.S. dollars. For further information on foreign investments and foreign currency exchange transactions, see "ADDITIONAL INVESTMENT INFORMATION."

The Portfolio also may invest in securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities and money market instruments (see "Money Market Instruments" for more information concerning the types of money market instruments in which the Portfolio may invest), and use options on securities and securities indices, futures contracts and options on futures contracts for hedging and risk management purposes. For a discussion of these investments and investment techniques, see "ADDITIONAL INVESTMENT INFORMATION."

RISK FACTORS: The foreign securities and ADRs in which the Portfolio may invest involve special considerations and risks. See "ADDITIONAL INVESTMENT INFORMATION" below. The prices of the types of securities usually purchased by the Portfolio will tend to fluctuate. As a result, the net asset value of the Portfolio may experience greater short-term and long-term variations than funds that invest primarily in fixed income securities.

ADDITIONAL INVESTMENT INFORMATION

CONVERTIBLE SECURITIES. The Portfolio may invest in convertible securities of domestic and, subject to the Portfolio's restrictions, foreign issuers. The convertible securities in which the Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to the Portfolio until settlement. At the time of settlement a when-issued security may be valued at less than its purchase price. The Portfolio maintains with the custodian of the Trust (the "Custodian") a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. For more information concerning the Custodian for the Trust, see "INVESTMENT ADVISORY AND OTHER SERVICES" in the Statement of Additional Information. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities other than the obligations created by these commitments.

REPURCHASE AGREEMENTS. The Portfolio may engage in repurchase agreement transactions with brokers, dealers or banks that meet the credit guidelines established by the Board. In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The Portfolio always receives securities as collateral with a market value at least equal to the purchase price plus accrued interest and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the disposition of collateral may be delayed or limited. Investments in certain repurchase agreements and certain other investments which may be considered illiquid are limited. See "Illiquid Investments, Privately Placed and Other Unregistered Securities" below.

LOANS OF PORTFOLIO SECURITIES. Subject to applicable investment restrictions, the Portfolio is permitted to lend its securities. The Portfolio may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolio in the normal settlement time, generally five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan is for the account of the Portfolio and its shareholders. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Portfolio will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Portfolio will not make any loans in excess of one year. The Portfolio will not lend its securities to any officer, Trustee, Director, employee, or affiliate of the Trust, the Adviser or Distributor, unless otherwise permitted by applicable law.

REVERSE REPURCHASE AGREEMENTS. The Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It also may be viewed as the borrowing of money by the Portfolio and, therefore, is a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

FOREIGN INVESTMENT INFORMATION. The Portfolio may invest in certain securities of foreign issuers. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Portfolio by domestic companies.

Investors should realize that the value of the Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it also may be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolio must be made in compliance with the U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the U.S.

The Portfolio may invest in securities of foreign issuers directly or in the form of ADRs, European Depositary Receipts ("EDRs") or other similar securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Certain such institutions issuing ADRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

Since investments in foreign securities involve foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. See "Foreign Currency Exchange Transactions" below.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Portfolio buys and sells securities denominated in currencies other than the U.S. dollar, and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolio will, from time to time, enter into foreign currency exchange transactions. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The cost of the Portfolio's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into foreign currency exchange transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency in an attempt to enhance return.

As a hedging strategy, although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Portfolio to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging or investment strategy is highly uncertain.

ILLIQUID INVESTMENTS, PRIVATELY PLACED AND OTHER UNREGISTERED
SECURITIES. Subject to the limitations described below, the Portfolio may acquire investments that are illiquid or have limited liquidity, such as investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the U.S. without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.

Acquisitions of illiquid investments by the Portfolio is subject to the following non-fundamental policy. The Portfolio may not invest in illiquid securities if, as a result more than 15% of the market value of its total assets would be invested in illiquid securities. The Portfolio also may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

FUTURES AND OPTIONS TRANSACTIONS. The Portfolio is permitted to enter into the futures and options transactions described in the "APPENDIX" to this Prospectus for both hedging and risk management purposes, although not for speculation. For more detailed information about these transactions, see the "APPENDIX" to this Prospectus and "OPTIONS AND FUTURES TRANSACTIONS" in the Statement of Additional Information.

MONEY MARKET INSTRUMENTS. The Portfolio is permitted to invest in money market instruments, although it intends to stay invested in equity securities to the extent practical in light of its investment objective and long-term investment perspective. The Portfolio may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. The money market investments permitted for the Portfolio include obligations of the U.S. Government and its agencies and instrumentalities, other debt securities, commercial paper, bank obligations and repurchase agreements. For more detailed information about these money market instruments, see "INVESTMENT OBJECTIVES AND POLICIES" in the Statement of Additional Information.

PORTFOLIO TURNOVER


Portfolio turnover for the Portfolio may vary from year to year or within a year depending upon economic and business conditions. The annual portfolio turnover rate for the Portfolio in 1996 was approximately 144%. The higher a portfolio turnover rate is, the greater the likelihood that the Portfolio will realize gains or losses and pay more brokerage commissions or other transaction related costs.


INVESTMENT RESTRICTIONS

Investments of the Portfolio are further restricted by certain policies that may not be changed without the approval of the holders of the Portfolio's outstanding shares. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

MANAGEMENT OF THE TRUST AND PORTFOLIO

The Board is responsible for the administration of the affairs of the Trust. Pursuant to the Declaration of Trust for the Trust, the Trustees of the Trust decide upon matters of general policy and review the actions of the Adviser and other service providers.


The Trust's investment adviser is Morgan, a registered investment adviser which maintains its principal office at 522 Fifth Avenue, New York, New York 10036. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized under the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients. As of December 31, 1996, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $208 billion. J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial adviser to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

Morgan supervises and assists in the overall management of the Trust's affairs under an Investment Advisory Agreement with the Trust. Subject to the supervision of the Trustees, Morgan makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments.


Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. The following persons are primarily responsible for the day-to-day management and implementation of Morgan's process for the Portfolio (the inception date of each person's responsibility for the Portfolio and their business experience for the past five years are indicated parenthetically):
James B. Otness, Managing Director (since January, 1995, employed by Morgan since prior to 1992) and Candice Eggerss, Vice President (since May, 1996, employed by Weiss, Peck & Greer from June, 1993 to May, 1996 and Equitable Capital Management prior to June, 1993).


As compensation for Morgan's services under the Investment Advisory Agreement, the Trust has agreed to pay Morgan a monthly fee at the annual rate of .60% of the Portfolio's average daily net assets.

Under the terms of an Administrative Services Agreement, Morgan Guaranty provides or arranges for the provision of certain financial and administrative services and oversees fund accounting for the Trust, including services related to taxes, financial statements, calculation of Portfolio performance data, oversight of service providers, certain regulatory and Board matters, and shareholder services. Morgan Guaranty, a wholly-owned subsidiary of J.P. Morgan, is a New York trust company which conducts a general banking and trust business and maintains its principal office at 60 Wall Street, New York, New York 10260.


In addition, Morgan Guaranty is responsible for reimbursing the Trust for certain usual and customary expenses incurred by the Trust including, without limitation, transfer, registrar and dividend disbursing costs, custody fees, legal and accounting expenses, fees of the Trust's co-administrator, insurance premiums, compensation and expenses of the Trust's Trustees, expenses of printing and mailing reports, notices and proxies to shareholders, registration fees under federal securities laws and fees under state securities laws. The Trust will pay these expenses directly and such amounts will be deducted from the fees payable to Morgan Guaranty under the Administrative Services Agreement as set forth below. If such amounts are more than the amount of Morgan Guaranty's fees under the Administrative Services Agreement, Morgan Guaranty will reimburse the Trust for such excess amounts.


The Trust pays all extraordinary expenses not incurred in the ordinary course of the Trust's business including, but not limited to, litigation and indemnification expenses; interest charges; material increases in Trust expenses due to occurrences such as significant increases in the fee schedules of the custodian or the transfer agent or a significant decrease in the Trust's asset level due to changes in tax or other laws or regulations; or other such extraordinary occurrences outside of the ordinary course of the Trust's business.

As compensation for Morgan Guaranty's services under the Administrative Services Agreement, the Trust has agreed to pay Morgan Guaranty a monthly fee at the annual rate of .55% of the Portfolio's average daily net assets.

Under the terms of the Administrative Services Agreement, Morgan Guaranty may delegate one or more of its responsibilities to other entities at Morgan Guaranty's expense.

Morgan Guaranty or its affiliates may pay from its own assets Participating Insurance Companies for providing certain administrative and account-related services to owners of Policies for which Portfolio shares are the investment vehicle.


From January 3, 1995 (commencement of operations) to December 31, 1996, Chubb Investment Advisory served as the Portfolio's investment manager and Morgan Guaranty served as sub-investment adviser. The compensation to Morgan Guaranty, as sub-investment adviser, was paid directly from the investment management fees paid by the Trust to Chubb Investment Advisory. For the period January 1, 1996 through December 31, 1996, all investment management fees payable by the Portfolio to Chubb Investment Advisory totaled .80% of the Portfolio's average daily net assets. For the period January 1, 1996 through December 31, 1996, sub-investment advisory fees payable by Chubb Investment Advisory to Morgan Guaranty totaled .60% of the Portfolio's average daily net assets. Because a portion of the Portfolio's fees and expenses were reimbursed, the ratio of the Portfolio's operating expenses to average net assets for such period was 1.15%. Had a portion of the Portfolio's fees and expenses not been reimbursed, the ratio of the Portfolio's operating expenses to average net assets for such period would have been 2.69%.



The Trust's distributor and co-administrator is Funds Distributor, Inc. ("FDI"), located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Under a Co-Administration Agreement with the Trust, FDI is responsible for: (i) providing office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust; (ii) providing officers for the Trust; (iii) preparing and filing documents on behalf of the Trust in accordance with state securities laws; (iv) reviewing and filing Trust marketing and sales literature; (v) filing regulatory documents and mailing communications to Trustees and investors; and (vi) maintaining related books and records.


FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI currently provides administration and distribution services for a number of other registered investment companies.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101, acts as the Trust's custodian and transfer agent and dividend paying agent and keeps the books of account for the Trust.

For more information concerning the payment of expenses of the Trust, see "INVESTMENT ADVISORY AND OTHER SERVICES" in the Statement of Additional Information.


SHARES OF BENEFICIAL INTEREST


Each Portfolio share is entitled to one vote on all matters submitted to a vote of all shareholders of the Trust, and fractional shares are entitled to a corresponding fractional vote. Portfolio shares will be voted separately from shares of the Trust's other portfolios on matters affecting only the Portfolio, including approval of the Investment Advisory Agreement, and changes in fundamental investment policies of the Portfolio. The assets of the Portfolio are charged with the liabilities of the Portfolio and a proportionate share of the general liabilities of the Trust. All shares may be redeemed at any time.

As a Delaware Business Trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment objectives and restrictions of the Portfolio; and (iii) filling vacancies on the Board in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders. At such time, the trustees then in office will call a shareholder meeting for the election of trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Trust has the obligation to assist in any such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

In accordance with current law, the Trust anticipates that Portfolio shares held in a separate account which are attributable to Policies will be voted by the Participating Insurance Company in accordance with instructions received from the owners of Policies. The Trust also anticipates that the shares held by the Participating Insurance Company, including shares for which no voting instructions have been received, shares held in the separate account representing charges imposed by the Participating Insurance Company against the separate account and shares held by the Participating Insurance Company that are not otherwise attributable to Policies, also will be voted by the Participating Insurance Company in proportion to instructions received from the owners of Policies. For further information on voting rights, Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company. Under current law, Eligible Plans are not required to provide Plan participants with the right to give voting instructions. For information on voting rights, Plan participants should consult their Plan's administrator or trustee.

TAXES AND DIVIDENDS

The Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Code. It is the Trust's policy to comply with the provisions of the Code regarding distribution of investment income. Under those provisions, the Portfolio will not be subject to federal income tax on that portion of its ordinary income and net capital gains distributed to shareholders.

The Trust expects that the Portfolio will declare and distribute by the end of each calendar year all or substantially all ordinary income and net capital gains, if any, from the sale of investments. Failure to distribute substantially all ordinary and net capital gains, as described, may subject the Trust to an excise tax.

Dividends from ordinary income will be declared and distributed at least once each year. Ordinary income is the investment company taxable income as defined in Section 852(b) of the Code determined partly (1) by excluding the amount of net capital gain, if any, and (2) with allowance of the deduction for dividends paid. All dividends and distributions will be automatically reinvested in additional Portfolio shares with respect to which dividends have been declared, at net asset value, as of the ex-dividend date of such dividends.

Section 817(h) of the Code and regulations thereunder set standards for diversification of the investments underlying Policies in order for the Policies to be treated as life insurance. These requirements, which are in addition to diversification requirements applicable to the Portfolio under Subchapter M and the 1940 Act, may affect the composition of the Portfolio's investments. Since the shares of the Trust are currently sold to segregated asset accounts underlying such Policies, the Trust intends to comply with the diversification requirements as set forth in the regulations.

The Secretary of the Treasury may in the future issue additional regulations or revenue rulings that will prescribe the circumstances in which a policy owner's control of the investments of a separate account may cause the policy owner, rather than the insurance company, to be treated as the owner of assets of the separate account. Failure to comply with Section 817(h) of the Code or any regulation thereunder, or with any regulations or revenue rulings on policy owner control, if promulgated, would cause earnings regarding a policy owner's interest in the separate account to be includable in the policy owner's gross income in the year earned.


Dividends paid by the Trust to Eligible Plans ordinarily will not be subject to taxation until the proceeds are distributed from the Plan. The Trust will not report dividends paid to Plans to the Internal Revenue Service ("IRS"). Generally, distributions from Eligible Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 59 1/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from an Eligible Plan for any taxable year following the later of the year in which the participant reaches age 70 1/2 or the year in which the participant retires is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Plan will be responsible for reporting distributions from the Plan to the IRS. Participants in Eligible Plans will receive a disclosure statement describing the consequences of a distribution from the Plan from the administrator, trustee or custodian of the Plan prior to receiving the distribution. Moreover, certain contributions to an Eligible Plan in excess of the amounts permitted by law may be subject to an excise tax.


OFFERING AND REDEMPTION OF SHARES

Portfolio shares are currently offered only to separate accounts of Participating Insurance Companies to which premiums have been allocated by Policy owners and Eligible Plans. Shares are sold and redeemed at their net asset value as next determined following receipt of an order or request by the Trust or its agent. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company and Plan participants should consult the Plan's administrator or trustee for more information on the purchase or redemption of Portfolio shares.

Should any conflict between VA contract holders, VLI policy holders and/or Plan participants arise which would require that a substantial amount of the Portfolio's net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders and/or Plan participants.

Distributions from Eligible Plans, except distributions representing returns of non-deductible contributions to the Plan, generally are taxable income to the participant. Distributions from a Plan to a participant prior to the time the participant reaches age 59 1/2 or becomes permanently disabled may subject the participant to an additional 10% penalty tax imposed by the IRS. Participants should consult their tax advisers concerning the timing and consequences of distributions from an Eligible Plan.

Net asset value is normally determined as of 4:15 p.m. (Eastern Standard Time) on each day during which the New York Stock Exchange is open for trading. Net asset value per share is computed by dividing the value of the Portfolio's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. Equity securities typically are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Board. Debt securities having remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such method does not represent fair value. Other debt securities are valued using available market quotations or at fair value which may be determined by one or more pricing services. For further information regarding the methods employed in valuing the Portfolio's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

OTHER INFORMATION

At a Special Meeting of Shareholders of the Trust held on December 12, 1996, the resignation of Chubb Investment Advisory as the Portfolio's investment manager was accepted and Morgan was engaged to serve, effective January 1, 1997, as the Portfolio's investment adviser pursuant to the Investment Advisory Agreement. The Trust was organized on October 28, 1993. Prior to January 1, 1997, the Trust's name was The Chubb Series Trust and the Portfolio's name was The Resolute Small Company Portfolio.

APPENDIX


The Portfolio may (a) purchase and sell exchange traded and over-the-counter ("OTC") put and call options on equity securities and indices of equity securities, (b) purchase and sell futures contracts on indices of equity securities, and (c) purchase and sell put and call options on futures contracts on indices of equity securities.



The Portfolio may use futures contracts and options for hedging and risk management purposes. See "RISK MANAGEMENT" in the Statement of Additional Information. The Portfolio may not use futures contracts and options for speculation.


The Portfolio may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Portfolio's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Portfolio's overall strategy in a manner deemed appropriate to the Adviser and consistent with the Portfolio's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Portfolio's return. While the use of these instruments by the Portfolio may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Portfolio's return. Certain strategies limit the Portfolio's possibilities to realize gains as well as limit its exposure to losses. The Portfolio also could experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Portfolio will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Portfolio's turnover rate.


The Portfolio may not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the Portfolio's net assets.


OPTIONS


PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Portfolio also may close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If the Portfolio exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Portfolio exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

SELLING (WRITING) PUT AND CALL OPTIONS. When the Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. The Portfolio may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. However, if the market is not liquid for a put option the Portfolio has written, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. However, this loss should be less than the loss from purchasing and holding the underlying instrument directly, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.


OPTIONS ON INDICES. The Portfolio is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Portfolio may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Portfolio, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus the Portfolio may not be able to close out an option position that it has previously entered into. When the Portfolio purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Portfolio may incur additional losses if the counterparty is unable to perform.

FUTURES CONTRACTS

When the Portfolio purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Portfolio wishes to close out a particular position.

When the Portfolio purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Portfolio buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Portfolio may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Portfolio to close out its futures positions. Until it closes out a futures position, the Portfolio will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Portfolio's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by FCM's other customers, potentially resulting in losses to the Portfolio.

The Portfolio will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

For further information about the Portfolio's use of futures and options and a more detailed discussion of associated risks, see "INVESTMENT OBJECTIVES AND POLICIES" in the Statement of Additional Information.

                                            ------------------------------------


                                         JPM Series Trust II
                                         JPM Small Company
                                         Portfolio

NO DEALER, SALESMAN OR ANY OTHER
PERSON HAS BEEN AUTHORIZED TO GIVE
ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS, OTHER THAN THOSE
CONTAINED IN THIS PROSPECTUS, IN
CONNECTION WITH THE OFFER CONTAINED
IN THIS PROSPECTUS AND, IF GIVEN OR
MADE, SUCH OTHER INFORMATION OR
REPRESENTATIONS MUST NOT BE RELIED
UPON AS HAVING BEEN AUTHORIZED BY
THE TRUST OR THE DISTRIBUTOR. THIS
PROSPECTUS DOES NOT CONSTITUTE AN
OFFER BY THE TRUST OR BY THE
DISTRIBUTOR TO SELL OR A
SOLICITATION OF ANY OFFER TO BUY
ANY OF THE SECURITIES OFFERED
HEREBY IN ANY JURISDICTION TO ANY
PERSON TO WHOM IT IS UNLAWFUL FOR
THE TRUST OR THE DISTRIBUTOR TO
MAKE SUCH OFFER IN SUCH                  PROSPECTUS
JURISDICTION.                            APRIL 30, 1997

PROSPECTUS
JPM Series Trust II
JPM Treasury Money Market Portfolio
60 State Street
Boston, Massachusetts 02109
1-800-221-7930

JPM Treasury Money Market Portfolio (the "Portfolio") is a separate diversified portfolio of JPM Series Trust II, an open-end management investment company organized as a Delaware Business Trust (the "Trust"). The Portfolio seeks to provide current income, maintain a high level of liquidity and preserve capital.


The Portfolio is advised by J.P. Morgan Investment Management Inc. ("Morgan" or the "Adviser").


Shares of the Portfolio presently are offered only to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies and qualified pension and retirement plans outside the separate account context. For offers to separate accounts, this Prospectus should be read in conjunction with the prospectus of the separate accounts of the specific insurance product which should precede or accompany this Prospectus.


This Prospectus sets forth concisely information about the Trust and the Portfolio that a prospective investor should know before investing. This Prospectus should be retained for future reference. A Statement of Additional Information for the Trust, dated April 30, 1997 (as supplemented from time to time), has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request from the Trust's Distributor, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109, Attention: JPM Series Trust II, or by calling 1-800-221-7930. Inquiries about the Trust should be directed to the Trust at the same address or telephone number.



AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT. INVESTMENTS IN THE PORTFOLIO ARE NOT BANK DEPOSITS AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE FDIC OR ANY BANK. AN INVESTMENT IN THE PORTFOLIO IS SUBJECT TO RISK THAT MAY CAUSE THE NET ASSET VALUE OF THE PORTFOLIO'S SHARES TO FLUCTUATE, AND WHEN SHARES ARE REDEEMED, THE PROCEEDS MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE DATE OF THIS PROSPECTUS IS APRIL 30, 1997.

TABLE OF CONTENTS

                                                           PAGE
Annual Operating Expenses..............................          1
Financial Highlights...................................          2
Yield Information......................................          3
The Portfolio..........................................          3
Investment Objective and Policies......................          3
  Investment Objective.................................          3
  Investment Policies..................................          4
  Risk Factors.........................................          4
Additional Investment Information......................          4
  When-Issued and Delayed Delivery Securities..........          4

                                                           PAGE
  Repurchase Agreements................................          4
  Loans of Portfolio Securities........................          4
  Reverse Repurchase Agreements........................          5
  Illiquid Investments, Privately Placed and Other
    Unregistered Securities............................          5
Investment Restrictions................................          5
Management of the Trust and Portfolio..................          5
Shares of Beneficial Interest..........................          7
Taxes and Dividends....................................          8
Offering and Redemption of Shares......................          9
Other Information......................................         10


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THE PROSPECTUS.

ANNUAL OPERATING EXPENSES
(as a percentage of average daily net assets)

Management Fees.............................................................................    .20%
Other Expenses..............................................................................    .40%
                                                                                              ---------
Total Portfolio Operating Expenses..........................................................    .60%

EXAMPLE:

An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

1 Year................................................................   $ 6
3 Years...............................................................   $19
5 Years...............................................................   $33
10 Years..............................................................   $75

THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES OF THE PORTFOLIO AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by the Portfolio, the payment of which will reduce investors' annual return. The information in the foregoing table has been restated to reflect an agreement by Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), an affiliate of Morgan, to reimburse the Trust to the extent certain expenses exceed in any fiscal year .60% of the Portfolio's average daily net assets. The information in the foregoing table does not reflect deduction of account fees and charges to separate accounts or related insurance policies that may be imposed by participating insurance companies. For a further description of the various costs and expenses incurred in the operation of the Portfolio, as well as expense reimbursement or waiver arrangements, see "Management of the Trust and Portfolio."

FINANCIAL HIGHLIGHTS


The following table includes selected data for a share of beneficial interest outstanding for the Portfolio for the indicated periods.(1) The related financial statements and report of Ernst & Young LLP, independent auditors, for the period ended December 31, 1995 and the fiscal year ended December 31, 1996 are incorporated by reference into the Statement of Additional Information and are available upon request and without charge by calling 1-800-221-7930.



                                                                                January 3, 1995
                                                                Year Ended          through
                                                               December 31,      December 31,
                                                                   1996              1995
                                                              ---------------   ---------------
Net asset value, beginning of period........................     $    10.06        $    10.00
                                                              ---------------   ---------------
Income From Investment Operations
  Net investment income.....................................           0.44              0.45
  Net realized and unrealized gains (losses) on securities &
   foreign currency.........................................           0.03              0.06
                                                              ---------------   ---------------
    Total from investment operations........................           0.47              0.51
                                                              ---------------   ---------------
Less Distributions to Shareholders
  Dividends from net investment income......................          (0.44)            (0.45)
                                                              ---------------   ---------------
Total distributions.........................................          (0.44)            (0.45)
                                                              ---------------   ---------------
Net asset value, end of period..............................     $    10.09        $    10.06
                                                              ---------------   ---------------
                                                              ---------------   ---------------
Total Return(2).............................................           4.69%             5.09%
                                                              ---------------   ---------------
                                                              ---------------   ---------------
Ratios to average net assets:
 (Annualized)
  Expenses(3)...............................................           0.60%             0.60%
  Net investment income.....................................           4.56%             4.95%
Portfolio turnover rate.....................................            N/A               N/A
Average commission rate paid................................            N/A               N/A
Net assets, at end of period................................     $1,386,518        $1,272,932


---------

(1) From January 3, 1995 (commencement of operations) to December 31, 1996, Chubb Investment Advisory Corporation ("Chubb Investment Advisory"), a wholly-owned subsidiary of Chubb Life Insurance Company of America ("Chubb Life"), served as the Portfolio's investment manager, and Morgan Guaranty served as the Portfolio's sub-investment adviser. Effective January 1, 1997, Morgan began serving as the Portfolio's investment adviser. See "OTHER INFORMATION".

(2) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges to separate accounts or related insurance policies, which, if reflected, would reduce the Portfolio's total return for the period indicated. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized.


(3) All related party fees have been waived and all other expenses of the Portfolio have been assumed in part for 1996 and 1995 by Chubb Life and Morgan Guaranty. Had the fees not been waived and expenses not been assumed, the ratios of the Portfolio's expenses to average net assets would have been 2.02% in 1996 and 2.77% in 1995.

YIELD INFORMATION

From time to time the Trust may advertise the Portfolio's yield, which represents the Portfolio's investment income, less expenses, expressed as a percentage of assets on an annualized basis for a seven-day period. The yield is expressed as both a simple annualized yield and a compounded effective yield. These figures are based on historical earnings and are not intended to indicate future performance. Portfolio shares presently are offered only to variable annuity and variable life insurance separate accounts established by affiliated and unaffiliated life insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies" and, together with VA contracts, "Policies") and qualified pension and retirement plans outside the separate account context. None of these performance figures reflect fees and charges imposed by Participating Insurance Companies, which fees and charges will reduce the yield and total return to Policy owners; therefore, these performance figures may be of limited use for comparative purposes. Policy owners should consult the prospectus for such Policy.

THE PORTFOLIO

The Portfolio is offered as a funding vehicle for Policies to be offered by the Participating Insurance Companies. The Policies are described in the separate prospectuses and statements of additional information issued by the Participating Insurance Companies over which the Trust assumes no responsibility. Portfolio shares also are offered to qualified pension and retirement plans outside of the separate account context (including, without limitation, those trusts, plans, accounts, contracts or annuities described in Sections 401(a), 403(a), 403(b), 408(a), 408(b), 408(k), 414(d), 457(b),
501(c)(18) of the Internal Revenue Code of 1986, as amended (the "Code"), and any other trust, plan, account, contract or annuity that is determined to be within the scope of Treasury Regulation Section1.817.5(f)(3)(iii)) ("Eligible Plans" or "Plans"). Differences in tax treatment or other considerations may cause the interests of Policy owners and Eligible Plan participants to conflict, although the Trust currently does not foresee any disadvantages to Policy owners or Eligible Plan participants arising therefrom. Nevertheless, the Trust's Board of Trustees (the "Board") intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto.

The Trust currently consists of five portfolios: JPM Treasury Money Market Portfolio, JPM Bond Portfolio, JPM Equity Portfolio, JPM Small Company Portfolio and JPM International Equity Portfolio. In the future, the Trust may add or delete portfolios. By this Prospectus, shares of JPM Treasury Money Market Portfolio are being offered.

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE: The Portfolio's investment objective is to provide current income, maintain a high level of liquidity, and preserve capital. The Portfolio's investment objective, and certain investment restrictions discussed in the Statement of Additional Information, may be changed only with the approval of the Portfolio's shareholders. The investment policies of the Portfolio, used in furtherance of the Portfolio's objective, may be changed by the Board without the approval of the Portfolio's shareholders.


The Portfolio seeks to achieve its investment objective by investing in direct obligations of the United States (U.S.) Treasury and engaging in repurchase agreement transactions with respect to those obligations. The Portfolio maintains a dollar-weighted average portfolio maturity of not more than 90 days and invests in Treasury Securities (as defined below) which have effective maturities of 397 calendar days or less.

INVESTMENT POLICIES: Treasury Securities. The Portfolio will invest in Treasury Bills, Notes, and Bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States of America ("Treasury Securities"). Each such obligation must have a remaining maturity of 397 calendar days or less at the time of purchase by the Portfolio. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. The Portfolio will not invest in obligations of U.S. Government Agencies ("U.S. Government Agency Obligations").


The Portfolio also may purchase Treasury Securities on a when-issued or delayed delivery basis, loan its portfolio securities and may engage in repurchase and reverse repurchase agreement transactions involving Treasury Securities. For a discussion of these transactions, see "ADDITIONAL INVESTMENT INFORMATION."

RISK FACTORS: Obligations of the U.S. Treasury are guaranteed by the U.S. Government as to the timely payment of principal and interest, but the market value of such obligations is not guaranteed and may rise and fall in response to changes in interest rates. Neither the shares of the Trust nor the interests in the Portfolio are guaranteed or insured by the U.S. Government.

ADDITIONAL INVESTMENT INFORMATION

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to the Portfolio until settlement. At the time of settlement a when-issued security may be valued at less than its purchase price. The Portfolio maintains with the custodian of the Trust (the "Custodian") a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. For more information concerning the Custodian for the Trust, see "INVESTMENT ADVISORY AND OTHER SERVICES" in the Statement of Additional Information. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities other than the obligations created by these commitments.


REPURCHASE AGREEMENTS. The Portfolio may engage in repurchase agreement transactions with brokers, dealers or banks that meet the credit guidelines established by the Board. The Portfolio will only enter into repurchase agreements involving U.S. Treasury securities. In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The Portfolio always receives securities as collateral with a market value at least equal to the purchase price plus accrued interest and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the disposition of collateral may be delayed or limited. Investments in certain repurchase agreements and certain other investments which may be considered illiquid are limited. See "Illiquid Investments, Privately Placed and Other Unregistered Securities" below.

LOANS OF PORTFOLIO SECURITIES. Subject to applicable investment restrictions, the Portfolio is permitted to lend its securities. The Portfolio may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolio in the normal settlement time, generally five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan is for the account of the Portfolio and its respective shareholders. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Portfolio will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Portfolio will not make any loans in excess of one year. The Portfolio will not lend its securities to any officer, Trustee, Director, employee, or affiliate of the Trust, the Adviser or Distributor, unless otherwise permitted by applicable law.

REVERSE REPURCHASE AGREEMENTS. The Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It also may be viewed as the borrowing of money by the Portfolio and, therefore, is a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

ILLIQUID INVESTMENTS, PRIVATELY PLACED AND OTHER UNREGISTERED
SECURITIES. Subject to the limitations described below, the Portfolio may acquire investments that are illiquid or have limited liquidity, such as investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the U.S. without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.

Acquisitions of illiquid investments by the Portfolio is subject to the following non-fundamental policy. The Portfolio may not acquire any illiquid securities if, as a result thereof, more than 10% of the market value of the Portfolio's total assets would be in illiquid investments. The Portfolio also may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

INVESTMENT RESTRICTIONS

Investments of the Portfolio are further restricted by certain policies that may not be changed without the approval of the holders of the Portfolio's outstanding shares. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

MANAGEMENT OF THE TRUST AND PORTFOLIO

The Board is responsible for the administration of the affairs of the Trust. Pursuant to the Declaration of Trust for the Trust, the Trustees of the Trust decide upon matters of general policy and review the actions of the Adviser and other service providers.

The Trust's investment adviser is Morgan, a registered investment adviser which maintains its principal office at 522 Fifth Avenue, New York, New York 10036. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized under the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients. As of December 31, 1996, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $208 billion. J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial adviser to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.


Morgan supervises and assists in the overall management of the Trust's affairs under an Investment Advisory Agreement with the Trust. Subject to the supervision of the Trustees, Morgan makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments.


Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. The following persons are primarily responsible for the day-to-day management and implementation of Morgan's process for the Portfolio (the inception date of each person's responsibility for the Portfolio and their business experience for the past five years are indicated parenthetically):
Robert R. Johnson, Vice President (since January, 1995, employed by Morgan since prior to 1992) and Daniel B. Mulvey, Vice President (since August, 1995, employed by Morgan since September, 1992).


As compensation for Morgan's services under the Investment Advisory Agreement, the Trust has agreed to pay Morgan a monthly fee at the annual rate of .20% of the value of the Portfolio's average daily net assets.

Under the terms of an Administrative Services Agreement, Morgan Guaranty provides or arranges for the provision of certain financial and administrative services and oversees fund accounting for the Trust, including services related to taxes, financial statements, calculation of Portfolio performance data, oversight of service providers, certain regulatory and Board matters, and shareholder services. Morgan Guaranty, a wholly-owned subsidiary of J.P. Morgan, is a New York trust company which conducts a general banking and trust business and maintains its principal office at 60 Wall Street, New York, New York 10260.


In addition, Morgan Guaranty is responsible for reimbursing the Trust for certain usual and customary expenses incurred by the Trust including, without limitation, transfer, registrar and dividend disbursing costs, custody fees, legal and accounting expenses, fees of the Trust's co-administrator, insurance premiums, compensation and expenses of the Trust's Trustees, expenses of printing and mailing reports, notices and proxies to shareholders, registration fees under federal securities laws and fees under state securities laws. The Trust will pay these expenses directly and such amounts will be deducted from the fees payable to Morgan Guaranty under the Administrative Services Agreement as set forth below. If such amounts are more than the amount of Morgan Guaranty's fees under the Administrative Services Agreement, Morgan Guaranty will reimburse the Trust for such excess amounts.


The Trust pays all extraordinary expenses not incurred in the ordinary course of the Trust's business including, but not limited to, litigation and indemnification expenses; interest charges; material increases in Trust expenses due to occurrences such as significant increases in the fee schedules of the custodian or the transfer agent or a significant decrease in the Trust's asset level due to changes in tax or other laws or regulations; or other such extraordinary occurrences outside of the ordinary course of the Trust's business.

As compensation for Morgan Guaranty's services under the Administrative Services Agreement, the Trust has agreed to pay Morgan Guaranty a monthly fee at the annual rate of .40% of the value of the Portfolio's average daily net assets.

Under the terms of the Administrative Services Agreement, Morgan Guaranty may delegate one or more of its responsibilities to other entities at Morgan Guaranty's expense.

Morgan Guaranty or its affiliates may pay from its own assets Participating Insurance Companies for providing certain administrative and account-related services to owners of Policies for which Portfolio shares are the investment vehicle.


From January 3, 1995 (commencement of operations) to December 31, 1996, Chubb Investment Advisory served as the Portfolio's investment manager and Morgan Guaranty served as sub-investment adviser. The compensation to Morgan Guaranty, as sub-investment adviser, was paid directly from the investment management fees paid by the Trust to Chubb Investment Advisory. For the period January 1, 1996 through December 31, 1996, all investment management fees payable by the Portfolio to Chubb Investment Advisory totaled .40% of the Portfolio's average daily net assets. For the period January 1, 1996 through December 31, 1996, sub-investment advisory fees payable by Chubb Investment Advisory to Morgan Guaranty totaled .20% of the Portfolio's average daily net assets. Because a portion of the Portfolio's fees and expenses were reimbursed, the ratio of the Portfolio's operating expenses to average net assets for such period was .60%. Had a portion of the Portfolio's fees and expenses not been reimbursed, the ratio of the Portfolio's operating expenses to average net assets for such period would have been 2.02%.



The Trust's distributor and co-administrator is Funds Distributor, Inc. ("FDI"), located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Under a Co-Administration Agreement with the Trust, FDI is responsible for: (i) providing office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust; (ii) providing officers for the Trust; (iii) preparing and filing documents on behalf of the Trust in accordance with state securities laws; (iv) reviewing and filing Trust marketing and sales literature; (v) filing regulatory documents and mailing communications to Trustees and investors; and (vi) maintaining related books and records.


FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI currently provides administration and distribution services for a number of other registered investment companies.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101, acts as the Trust's custodian and transfer agent and dividend paying agent and keeps the books of account for the Trust.

For more information concerning the payment of expenses of the Trust, see "INVESTMENT ADVISORY AND OTHER SERVICES" in the Statement of Additional Information.


SHARES OF BENEFICIAL INTEREST


Each Portfolio share is entitled to one vote on all matters submitted to a vote of all shareholders of the Trust, and fractional shares are entitled to a corresponding fractional vote. Portfolio shares will be voted separately from shares of the Trust's other portfolios on matters affecting only the Portfolio, including approval of the Investment Advisory

Agreement, and changes in fundamental investment policies of the Portfolio. The assets of the Portfolio are charged with the liabilities of the Portfolio and a proportionate share of the general liabilities of the Trust. All shares may be redeemed at any time.

As a Delaware Business Trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the Investment Company Act of 1940, as amended (the "1940 Act"); (ii) changing fundamental investment objectives and restrictions of the Portfolio; and (iii) filling vacancies on the Board in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders. At such time, the trustees then in office will call a shareholder meeting for the election of trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Trust has the obligation to assist in any such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

In accordance with current law, the Trust anticipates that Portfolio shares held in a separate account which are attributable to Policies will be voted by the Participating Insurance Company in accordance with instructions received from the owners of Policies. The Trust also anticipates that the shares held by the Participating Insurance Company, including shares for which no voting instructions have been received, shares held in the separate account representing charges imposed by the Participating Insurance Company against the separate account and shares held by the Participating Insurance Company that are not otherwise attributable to Policies, also will be voted by the Participating Insurance Company in proportion to instructions received from the owners of Policies. For further information on voting rights, Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company. Under current law, Eligible Plans are not required to provide Plan participants with the right to give voting instructions. For information on voting rights, Plan participants should consult their Plan's administrator or trustee.

TAXES AND DIVIDENDS

The Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Code. It is the Trust's policy to comply with the provisions of the Code regarding distribution of investment income. Under those provisions, the Portfolio will not be subject to federal income tax on that portion of its ordinary income and net capital gains distributed to shareholders.

The Trust expects that the Portfolio will declare and distribute by the end of each calendar year all or substantially all ordinary income and net capital gains, if any, from the sale of investments. Failure to distribute substantially all ordinary and net capital gains, as described, may subject the Trust to an excise tax.

Dividends from ordinary income will be declared and distributed at least once each year. Ordinary income of the Portfolio is the investment company taxable income as defined in Section 852(b) of the Code determined partly (1) by excluding the amount of net capital gain, if any, and (2) with allowance of the deduction for dividends paid. All dividends and distributions will be automatically reinvested in additional Portfolio shares with respect to which dividends have been declared, at net asset value, as of the ex-dividend date of such dividends.

Section 817(h) of the Code and regulations thereunder set standards for diversification of the investments underlying Policies in order for the Policies to be treated as life insurance. These requirements, which are in addition to diversification requirements applicable to the Portfolio under Subchapter M and the 1940 Act, may affect the composition of the Portfolio's investments. Since the shares of the Trust are currently sold to segregated asset accounts underlying such Policies, the Trust intends to comply with the diversification requirements as set forth in the regulations.

The Secretary of the Treasury may in the future issue additional regulations or revenue rulings that will prescribe the circumstances in which a policy owner's control of the investments of a separate account may cause the policy owner, rather than the insurance company, to be treated as the owner of assets of the separate account. Failure to comply with Section 817(h) of the Code or any regulation thereunder, or with any regulations or revenue rulings on policy owner control, if promulgated, would cause earnings regarding a policy owner's interest in the separate account to be includable in the policy owner's gross income in the year earned.


Dividends paid by the Trust to Eligible Plans ordinarily will not be subject to taxation until the proceeds are distributed from the Plan. The Trust will not report dividends paid to Plans to the Internal Revenue Service ("IRS"). Generally, distributions from Eligible Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 59-1/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from an Eligible Plan for any taxable year following the later of the year in which the participant reaches age 70-1/2 or the year in which the participant retires is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Plan will be responsible for reporting distributions from the Plan to the IRS. Participants in Eligible Plans will receive a disclosure statement describing the consequences of a distribution from the Plan from the administrator, trustee or custodian of the Plan prior to receiving the distribution. Moreover, certain contributions to an Eligible Plan in excess of the amounts permitted by law may be subject to an excise tax.


OFFERING AND REDEMPTION OF SHARES

Portfolio shares are currently offered only to separate accounts of Participating Insurance Companies to which premiums have been allocated by Policy owners and Eligible Plans. Shares are sold and redeemed at their net asset value as next determined following receipt of an order or request by the Trust or its agent. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company and Plan participants should consult the Plan's administrator or trustee for more information on the purchase or redemption of Portfolio shares.

Should any conflict between VA contract holders, VLI policy holders and/or Plan participants arise which would require that a substantial amount of the Portfolio's net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders and/or Plan participants.

Distributions from Eligible Plans, except distributions representing returns of non-deductible contributions to the Plan, generally are taxable income to the participant. Distributions from a Plan to a participant prior to the time the participant reaches age 59-1/2 or becomes permanently disabled may subject the participant to an additional 10% penalty tax imposed by the IRS. Participants should consult their tax advisers concerning the timing and consequences of distributions from an Eligible Plan.

Net asset value is normally determined as of 4:15 p.m. (Eastern Standard Time) on each day during which the New York Stock Exchange is open for trading. Net asset value per share is computed by dividing the value of the Portfolio's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.

OTHER INFORMATION

At a Special Meeting of Shareholders of the Trust held on December 12, 1996, the resignation of Chubb Investment Advisory as the Portfolio's investment manager was accepted and Morgan was engaged to serve, effective January 1, 1997, as the Portfolio's investment adviser pursuant to the Investment Advisory Agreement. The Trust was organized on October 28, 1993. Prior to January 1, 1997, the Trust's name was The Chubb Series Trust and the Portfolio's name was The Resolute Treasury Money Market Portfolio.

                                            ------------------------------------


                                         JPM Series Trust II
                                         JPM Treasury
                                         Money Market
                                         Portfolio

NO DEALER, SALESMAN OR ANY OTHER
PERSON HAS BEEN AUTHORIZED TO GIVE
ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS, OTHER THAN THOSE
CONTAINED IN THIS PROSPECTUS, IN
CONNECTION WITH THE OFFER CONTAINED
IN THIS PROSPECTUS AND, IF GIVEN OR
MADE, SUCH OTHER INFORMATION OR
REPRESENTATIONS MUST NOT BE RELIED
UPON AS HAVING BEEN AUTHORIZED BY
THE TRUST OR THE DISTRIBUTOR. THIS
PROSPECTUS DOES NOT CONSTITUTE AN
OFFER BY THE TRUST OR BY THE
DISTRIBUTOR TO SELL OR A
SOLICITATION OF ANY OFFER TO BUY
ANY OF THE SECURITIES OFFERED
HEREBY IN ANY JURISDICTION TO ANY
PERSON TO WHOM IT IS UNLAWFUL FOR
THE TRUST OR THE DISTRIBUTOR TO
MAKE SUCH OFFER IN SUCH                  PROSPECTUS
JURISDICTION.                            APRIL 30, 1997

                               JPM SERIES TRUST II
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-221-7930



                               A SERIES TRUST WITH
                       JPM TREASURY MONEY MARKET PORTFOLIO
                               JPM BOND PORTFOLIO
                              JPM EQUITY PORTFOLIO
                           JPM SMALL COMPANY PORTFOLIO
                       JPM INTERNATIONAL EQUITY PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 30, 1997


         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS BUT SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE TRUST. IT IS INCORPORATED BY REFERENCE INTO THE PROSPECTUS. A COPY OF THE PROSPECTUS MAY BE OBTAINED BY WRITING OR CALLING THE TRUST AT THE ADDRESS OR TELEPHONE NUMBER ABOVE.

         The date of the Prospectus to which this Statement of Additional Information relates is April 30, 1997.

                                TABLE OF CONTENTS

                                                                            Page

BUSINESS HISTORY                                                            B-1
INVESTMENT OBJECTIVES AND POLICIES                                          B-1
         JPM Treasury Money Market Portfolio                                B-1
         JPM Bond Portfolio                                                 B-1
         JPM Equity Portfolio                                               B-2
         JPM Small Company Portfolio                                        B-2
         JPM International Equity Portfolio                                 B-2
         Money Market Instruments                                           B-3
                  U.S. Treasury Securities                                  B-3
                  Additional U.S. Government Obligations                    B-3
                  Foreign Government Obligations                            B-3
                  Bank Obligations                                          B-3
                  Commercial Paper                                          B-4
                  Repurchase Agreements                                     B-4
         Corporate Bonds and Other Debt Securities                          B-5
                  High-Yield/High-Risk Bonds                                B-5
                  Asset-Backed Securities                                   B-6
         Equity Investments                                                 B-6
                  Equity Securities                                         B-6
         Foreign Investments                                                B-7
         Additional Investments                                             B-7
                  When-Issued and Delayed Delivery Securities               B-7
                  Investment Company Securities                             B-8
                  Reverse Repurchase Agreements                             B-8
                  Mortgage Dollar Roll Transactions                         B-9
                  Loans of Portfolio Securities                             B-9
                  Privately Placed and Certain
                    Unregistered Securities                                 B-9
         Quality and Diversification Requirements                           B-9
                  JPM Treasury Money Market Portfolio                       B-10
                  JPM Bond Portfolio                                        B-10
                  JPM Equity, Small Company and
                    International Equity Portfolios                         B-10
         Options and Futures Transactions                                   B-11
                  Exchange Traded and Over the Counter Options              B-11
                  Futures Contracts and Options on Futures
                    Contracts                                               B-11
                  Combined Positions                                        B-12
                  Correlation of Price Changes                              B-12
                  Liquidity of Options and Futures Contracts                B-12
                  Position Limits                                           B-13
                  Asset Coverage for Futures Contracts and
                    Option Positions                                        B-13
         Risk Management                                                    B-13
INVESTMENT RESTRICTIONS                                                     B-14
         Fundamental Investment Restrictions                                B-14
         Non-Fundamental Investment Restrictions                            B-15
                  JPM Treasury Money Market
                    Portfolio                                               B-15

                  JPM Bond, Equity, Small Company
                    and International Equity Portfolios                     B-15
TRUSTEES AND OFFICERS                                                       B-16
INVESTMENT ADVISORY AND OTHER SERVICES                                      B-20
         Investment Advisory Agreement                                      B-20
         Administrative Services Agreement                                  B-21
         Prior Management Arrangements                                      B-22
         Independent Auditors                                               B-23
         Distributor                                                        B-23
         Co-Administrator                                                   B-24
         Custodian                                                          B-24
         Payment of Expenses                                                B-24
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS                            B-25
SHARES OF BENEFICIAL INTEREST                                               B-26
OFFERING AND REDEMPTION OF SHARES                                           B-27
DETERMINATION OF NET ASSET VALUE                                            B-28
TAXES                                                                       B-29
PERFORMANCE AND YIELD INFORMATION                                           B-31
         Money Market Portfolio                                             B-31
         Non-Money Market Portfolios                                        B-31
DELAWARE BUSINESS TRUST                                                     B-33
FINANCIAL STATEMENTS                                                        B-34
ADDITIONAL INFORMATION                                                      B-34
APPENDIX A

BUSINESS HISTORY

         JPM Series Trust II (the "Trust"), a Delaware Business Trust, is an open-end diversified management investment company established to provide for the investment of assets of separate accounts of life insurance companies ("Participating Insurance Companies") and of qualified pension and retirement plans outside of the separate account context ("Eligible Plans" or "Plans"). Separate accounts acquire such assets pursuant to the sale of variable annuity contracts and variable life insurance policies (collectively, the "Policies"). The Trust is composed of five separate portfolios (each, a "Portfolio" and collectively, the "Portfolios") which operate as distinct investment vehicles. The Portfolios are JPM Treasury Money Market Portfolio, JPM Bond Portfolio, JPM Equity Portfolio, JPM Small Company Portfolio and JPM International Equity Portfolio.

         The Trust was organized in Delaware on October 28, 1993 and had no business history prior to that date. Prior to January 1, 1997, the Trust's name was The Chubb Series Trust and the names of the corresponding Portfolios were The Resolute Treasury Money Market Portfolio, The Resolute Bond Portfolio, The Resolute Equity Portfolio, The Resolute Small Company Portfolio and The Resolute International Equity Portfolio. In the future, the Trust may add or delete portfolios.

        Each Portfolio's investment adviser is J.P. Morgan Investment Management Inc. ("Morgan" or the "Adviser").

INVESTMENT OBJECTIVES AND POLICIES

         JPM TREASURY MONEY MARKET PORTFOLIO is designed to be a convenient means of making substantial investments in short-term direct obligations of the United States Treasury. JPM Treasury Money Market Portfolio's investment objective is to provide current income, maintain a high level of liquidity, and preserve capital.

         The Portfolio attempts to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. Treasury securities described in the Prospectus and in this Statement of Additional Information that have effective maturities of 397 calendar days or less.

         JPM BOND PORTFOLIO is designed to be a convenient means of making substantial investments in a broad range of corporate and government debt obligations and related investments, subject to certain quality and other restrictions. JPM Bond Portfolio's investment objective is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of JPM Bond Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective.

         The Portfolio attempts to achieve its investment objective by investing primarily in corporate and government debt obligations and related securities described in the Prospectus and this Statement of Additional Information. The Portfolio may purchase or sell financial futures contracts and options in order to attempt to reduce the volatility of its portfolio, manage market risk and minimize fluctuations in net asset value. For a discussion of these investments, see "OPTIONS AND FUTURES TRANSACTIONS."

         JPM EQUITY PORTFOLIO is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index. JPM Equity Portfolio's investment objective is to provide a high total return from a portfolio comprised of selected equity securities.

         During normal market conditions, at least 65% of the Portfolio's net assets will be invested in equity securities, consisting of common stocks and other securities with equity characteristics such as preferred stock, warrants, rights and convertible securities. The Portfolio's primary investments are the common stock of U.S. corporations with market capitalizations above $1.5 billion.

         JPM SMALL COMPANY PORTFOLIO is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies. JPM Small Company Portfolio's investment objective is to provide a high total return from a portfolio of equity securities of small companies.

         The Portfolio may invest in the same types of securities as permitted for the JPM Equity Portfolio.

         JPM INTERNATIONAL EQUITY PORTFOLIO is designed for investors with a long-term investment horizon who want to diversify their portfolios by adding international equities and take advantage of investment opportunities outside the U.S. JPM International Equity Portfolio's investment objective is to provide a high total return from a portfolio of equity securities of foreign corporations.

         The Portfolio seeks to achieve its investment objective by investing primarily in the equity securities of foreign corporations, consisting of common stock and other securities with equity characteristics such as preferred stock, warrants, rights and convertible securities. Under normal circumstances, the Portfolio expects to invest at least 65% of its total assets in such securities. The Portfolio does not intend to invest in U.S. securities (other than short-term instruments), except temporarily when extraordinary circumstances prevailing at the same time in a significant number of foreign countries render investments in such countries inadvisable.

         The following discussion supplements the information regarding the investment objective of each Portfolio and the policies to be employed to achieve its objective as set forth above and in the Prospectus.

MONEY MARKET INSTRUMENTS

         As discussed in the Prospectus, each Portfolio may invest in money market instruments to the extent consistent with its investment objective and policies. A description of the various types of money market instruments that may be purchased by the Portfolios appears below. See "QUALITY AND DIVERSIFICATION REQUIREMENTS."

         U.S. TREASURY SECURITIES. Each of the Portfolios may invest in direct obligations of the U.S. Treasury, including Treasury Bills, Notes and Bonds, all of which are backed as to principal and interest payments by the full faith and credit of the U.S.

         ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Portfolios, except the JPM Treasury Money Market Portfolio, may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the full faith and credit of the U.S., each Portfolio must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Portfolio, except the JPM Treasury Money Market Portfolio, may invest that are not backed by the full faith and credit of the U.S. Government include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association, and the United States Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the U.S. Government include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

         FOREIGN GOVERNMENT OBLIGATIONS. Each of the Portfolios, except the JPM Treasury Money Market Portfolio, subject to its applicable investment policies, also may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in U.S. dollars or in another currency. See "FOREIGN INVESTMENTS."

         BANK OBLIGATIONS. Each of the Portfolios, except the JPM Treasury Money Market Portfolio, unless otherwise noted in the Prospectus or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of(i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets (the "Asset Limitation") and are organized under the laws of the U.S. or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Asset Limitation does not apply to the JPM International Equity Portfolio. See "FOREIGN INVESTMENTS." The Portfolios will not invest in bank obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Portfolios, other than JPM Treasury Money Market Portfolio, also may invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstructions, development or trade between nations (e.g., the European Investment Bank, the InterAmerican Development Bank, or the World Bank).

         COMMERCIAL PAPER. Each of the Portfolios, except the JPM Treasury Money Market Portfolio, may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser, acting as agent, for no additional fee. The monies loaned to the borrower come from accounts maintained with or managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve Commercial Paper Composite Rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Portfolios may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the particular Portfolio's quality restrictions. See "QUALITY AND DIVERSIFICATION REQUIREMENTS." Although there is no secondary market for master demand obligations, such obligations are considered by the Portfolios to be liquid because they are payable upon demand. The Portfolios do not have any specific percentage limitation on investments in master demand obligations.

         REPURCHASE AGREEMENTS. Each of the Portfolios may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Trust's Board of Trustees (the "Board"). In a repurchase agreement, a Portfolio buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Portfolio is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement also may be viewed as a fully collateralized loan of money by a Portfolio to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Portfolio invest in repurchase agreements for more than 397 calendar days. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of 397 calendar days from the effective date of the repurchase agreement. JPM Treasury Money Market Portfolio will only enter into repurchase agreements involving U.S.

Treasury securities. The Portfolios will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Portfolios in each agreement plus accrued interest, and the Portfolios will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Trust's custodian. JPM Treasury Money Market Portfolio will be fully collateralized within the meaning of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). If the seller defaults, a Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Portfolio may be delayed or limited. See "INVESTMENT RESTRICTIONS."

         Each of the Portfolios (other than JPM Treasury Money Market Portfolio) may make investments in other debt securities with remaining effective maturities of 397 calendar days or less, including, without limitation, corporate bonds of foreign and domestic issuers, asset-backed securities and other obligations described in the Prospectus or this Statement of Additional Information.

         CORPORATE BONDS AND OTHER DEBT SECURITIES

         As discussed in the Prospectus, JPM Bond Portfolio may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears in the Prospectus and below. See "QUALITY AND
DIVERSIFICATION REQUIREMENTS." For information on short-term investments in these securities, see "MONEY MARKET INSTRUMENTS."

         HIGH YIELD/HIGH RISK BONDS. High yield/high risk, below investment grade securities (commonly known as "junk bonds") involve significant credit and liquidity concerns and fluctuating yields. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. More careful analysis of the financial condition of each issuer of lower rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals to obtain additional financing. The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new proposed laws also may have a greater negative impact on the market for lower rated bonds.

         ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Portfolio may invest are subject to the Portfolio's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities also may experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

EQUITY INVESTMENTS

         As discussed in the Prospectus, JPM Equity, Small Company and International Equity Portfolios invest primarily in equity securities consisting of common stock and other securities with equity characteristics. The securities in which these Portfolios invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter markets, as well as certain restricted or unlisted securities. A discussion of the various types of equity investments which may be purchased by these Portfolios appears in the Prospectus and below. See "QUALITY AND DIVERSIFICATION REQUIREMENTS."

         EQUITY SECURITIES. The common stocks in which the Portfolios may invest include the common stock of any class or series of a domestic or foreign corporation or any similar equity interest, such as trust or partnership interests. The Portfolios' equity investments also may include preferred stock, warrants, rights and convertible securities. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

         The convertible securities in which the Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

FOREIGN INVESTMENTS

         JPM International Equity Portfolio makes substantial investments in foreign securities. JPM Bond, Equity and Small Company Portfolios may invest in certain foreign securities. JPM Equity and Small Company Portfolios do not expect to invest more than 30% and 30%, respectively, of their respective total assets at the time of purchase in securities of foreign issuers. JPM Bond Portfolio does not expect more than 20% of its foreign investments to be in securities which are not U.S. dollar denominated. JPM Equity and Small Company Portfolios do not expect more than 10% of their respective foreign investments to be in securities which are not listed on a national securities exchange or which are not U.S. dollar-denominated. In the case of JPM Bond Portfolio, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs").

         Generally, ADRs and EDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or European, in the case of EDRs, securities markets.

         Since investments in foreign securities may involve foreign currencies, the value of a Portfolio's assets as measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations, including currency blockage. JPM Bond, Equity, Small Company and International Equity Portfolios may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions, to hedge the underlying currency exposure related to foreign investments or to gain exposure to the foreign currency in an attempt to realize gains. See "ADDITIONAL INVESTMENT INFORMATION" in the Prospectus.

         For a description of the risks associated with investing in foreign securities, see "ADDITIONAL INVESTMENT INFORMATION" in the Prospectus.

ADDITIONAL INVESTMENTS

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Portfolio until settlement takes place. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Portfolio will maintain with the Trust's custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. See "INVESTMENT ADVISORY AND OTHER SERVICES" for more information concerning the Trust's custodian. On delivery dates for such transactions, each Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

         INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each Portfolio to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made,
(i)not more than 5% of the value of the Portfolio's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Portfolio's total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro-rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations.

         REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio sells a security and agrees to repurchase the same security at a mutually agreed upon date and price (JPM Treasury Money Market Portfolio will only enter into reverse repurchase agreements involving Treasury securities). Reverse repurchase agreements also may be viewed as the borrowing of money by the Portfolio and, therefore, is a form of leverage. The Portfolios will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Portfolios will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Portfolios will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Portfolio may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets less liabilities other than the obligations created by reverse repurchase agreements. Each Portfolio will establish and maintain with the Trust's custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements.

         MORTGAGE DOLLAR ROLL TRANSACTIONS. JPM Bond Portfolio may engage in mortgage dollar roll transactions with respect to mortgage-related securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a mortgage dollar roll transaction, the Portfolio sells a mortgage-related security and simultaneously agrees to repurchase a substantially similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio also may be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the Trust's custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Portfolio's investment restrictions.

         LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolios in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Portfolio and its respective shareholders. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Portfolios will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Portfolios will not make any loans in excess of one year. The Portfolios will not lend their securities to any officer, Trustee, Director, employee, or affiliate of the Portfolios, the Adviser or the Trust's distributor, unless otherwise permitted by applicable law.

         PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. Each Portfolio, except JPM Treasury Money Market Portfolio, may invest in privately placed, restricted, Rule 144A or other unregistered securities as described in the Prospectus.

QUALITY AND DIVERSIFICATION REQUIREMENTS

         As a diversified investment company, each Portfolio is subject to the following fundamental limitations with respect to 75% of its assets: (1) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of a Portfolio's assets not subject to the limitations described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer, subject to the limitation of any applicable state securities laws, or with respect to JPM Treasury Money Market Portfolio, as described below. Investments not subject to the limitations described above could involve an increased risk to a Portfolio should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

         JPM TREASURY MONEY MARKET PORTFOLIO. In order to attain its investment objective, JPM Treasury Money Market Portfolio will limit its investments to direct obligations of the U.S. Treasury including Treasury Bills, Notes and Bonds with remaining maturities of 397 calendar days or less at the time of purchase and will maintain a dollar-weighted average portfolio maturity of not more than 90 days.

         JPM BOND PORTFOLIO. JPM Bond Portfolio invests principally in a diversified portfolio of "high quality" and "investment grade" securities. Investment grade debt is rated, on the date of investment, within the four highest rating categories of Moody's Investors Service, Inc. ("Moody's"), currently Aaa, Aa, A and Baa, or of Standard & Poor's Ratings Group ("Standard & Poor's"), currently AAA, AA, A and BBB, while high grade debt is rated on the date of the investment within the three highest of such categories. The Portfolio also may invest up to 10% of its total assets in securities which are "below investment grade." The Portfolio may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable if, in the Adviser's opinion, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Portfolio invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion.

         JPM EQUITY, SMALL COMPANY AND INTERNATIONAL EQUITY PORTFOLIOS. JPM Equity, Small Company and International Equity Portfolios may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time the Portfolio invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-l by Moody's or A-1 by Standard & Poor's or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time the Portfolio invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

         In determining the suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions such as comparability to other issuers.

OPTIONS AND FUTURES TRANSACTIONS

         EXCHANGE TRADED AND OVER-THE-COUNTER OPTIONS. All options purchased or sold by the Portfolios will be traded on a securities exchange or will be purchased or sold by securities dealers ("over-the-counter" or "OTC" options) that meet the creditworthiness standards approved by the Board. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Portfolio relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Portfolio purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

         The staff of the Securities and Exchange Commission ("SEC") has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, a Portfolio may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that maximum repurchase price under the formula exceeds the intrinsic value of the option.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolios may purchase or sell futures contracts and purchase put and call options and sell (i.e., write) covered put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indices of fixed income securities and indices of equity securities.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Portfolio are paid by the Portfolio into a segregated account, in the name of the Futures Commission Merchant ("FCM"), as required by the 1940 Act and the SEC's interpretations thereunder.

         COMBINED POSITIONS. The Portfolios may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position.

         For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Portfolio's current or anticipated investments exactly. A Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, structural differences in how options and futures and securities are traded, or imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular options or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions also could be impaired. (See "EXCHANGE TRADED AND OVER-THE-COUNTER OPTIONS" above for a discussion of the liquidity of options not traded on an exchange.)

         POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Portfolio or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Portfolios intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Portfolio can commit assets to initial margin deposits and option premiums. In addition, the Portfolios will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

RISK MANAGEMENT

         The Portfolios may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause the Portfolio to purchase futures contracts on long-term debt securities. Similarly, if the Adviser wishes to decrease fixed income securities or purchase equities, it could cause the Portfolio to sell futures contracts on debt securities and purchase future contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

         INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

         The investment restrictions below have been adopted by the Trust with respect to each Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies that, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio to which it relates. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholders meeting if the holders of more than 50% of the outstanding shares are present and represented by proxy, or (b) more than 50% of the outstanding shares. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

         Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC Staff interpretations thereof are amended or modified, no Portfolio may:

1. Purchase any security if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in securities of issuers having their principal business activities in the same industry. This limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. Borrow money, except that the Portfolio may (i) borrow money from banks for temporary or emergency purposes (not for leveraging purposes) and
         (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in total do not exceed 33-1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time any borrowings come to exceed 33-1/3% of the value of the Portfolio's total assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 33-1/3% limitation;

3. With respect to 75% of its total assets, purchase any security if, as a result, (a) more than 5% of the value of the Portfolio's total assets would be invested in securities or other obligations of any one issuer or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. This limitation shall not apply to U.S. Government securities (as defined in the 1940 Act);

4. Make loans to other persons, except through the purchase of debt obligations (including privately placed securities), loans of portfolio securities, and participation in repurchase agreements;

5. Purchase or sell physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but the Portfolio may purchase or sell futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) and may enter into foreign currency forward contracts;

6. Purchase or sell real estate, but the Portfolio may purchase or sell securities that are secured by real estate or issued by companies (including real estate investment trusts) that invest or deal in real estate;

7. Underwrite securities of other issuers, except to the extent the Portfolio, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended; or

8. Issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         The investment restrictions that follow are not fundamental policies of the respective Portfolios and may be changed by the Board.

JPM TREASURY MONEY MARKET PORTFOLIO may not:

         (i) Acquire any illiquid securities if as a result thereof, more than 10% of the market value of the Portfolio's total assets would be in investments that are illiquid.

         JPM BOND, EQUITY, SMALL COMPANY AND INTERNATIONAL EQUITY PORTFOLIOS may not:

         (i) Acquire securities of other investment companies, except as permitted by the 1940 Act or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange;

   (ii) Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange, to the extent permitted by applicable state securities laws;

         (iii) Acquire any illiquid securities if, as a result thereof, more than 15% of the market value of the Portfolio's total assets would be in investments that are illiquid;

         (iv) Purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years;

         (v) Sell any security short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold or unless it covers such short sales as required by the current rules or positions of the SEC or its Staff. Transactions in futures contracts and options shall not constitute selling securities short;

         (vi) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

         (vii) Purchase securities of any issuer if, to the knowledge of the Trust, any of the Trust's officers or Trustees or any officer of the Adviser, would after the Portfolio's purchase of the securities of such issuer, individually own more than 1/2 of 1% of the issuer's outstanding securities and such persons owning more than 1/2 of 1% of such securities together beneficially would own more than 5% of such securities, all taken at market; or

         (viii)Invest in real estate limited partnerships or purchase interests in oil, gas or mineral exploration or development programs or leases.
         TRUSTEES AND OFFICERS

         The Trustees and officers of the Trust, their business addresses, dates of birth and their principal occupations during the past five years are set forth below.

Name, Address                     Position with        Principal Occupations
and Date of Birth                 Trust                During Past Five Years

John N. Bell                      Trustee              Retired; Assistant
462 Lenox Avenue                                       Treasurer at
South Orange, New Jersey                               Consolidated Edison
07079                                                  Company of New York,
Date of Birth: 06/09/31                                Inc.(since prior to
                                                       1992).

John R. Rettberg                  Trustee              Retired; Consultant,
79-165 Montego Bay Drive                               Northrop Grumman
Bermuda Dunes, California                              Corporation ("Northrop")
92201                                                  (since January, 1995;)
Date of Birth: 09/01/37                                Corporate Vice President
                                                       and Treasurer, Northrop
                                                       (prior to January, 1995);
                                                       Director, Independent
                                                       Colleges of Southern
                                                       California (prior to
                                                       1994); Director, Junior
                                                       Achievement (prior to
                                                       1993).

Name, Address                  Position with            Principal Occupations
and Date of Birth              Trust                    During Past Five Years

John F. Ruffle*                Trustee                  Retired; Consultant,
2234 Oyster Catcher                                     J.P. Morgan & Co.
Court Seabrook Island,                                  Incorporated (since
South Carolina  29455                                   June, 1993); Director
Date of Birth: 03/28/37                                 and Vice Chairman of
                                                        J.P. Morgan & Co.
                                                        Incorporated (prior to
                                                        June, 1993); Director
                                                        Trident Corporation
                                                        (since April, 1994);
                                                        Director, Bethlehem
                                                        Steel Corporation
                                                        (since prior to 1992);
                                                        Trustee, Johns Hopkins
                                                        University (since prior
                                                        to 1992); Trustee,
                                                        Overlook Hospital
                                                        Foundation (since prior
                                                        to 1992; Director,
                                                        Student Loan Marketing
                                                        Association (since prior
                                                        to 1992).

Kenneth Whipple, Jr.           Trustee                  Executive Vice
1115 Country Club Drive                                 President, Ford Motor
Bloomfield Hills, Michigan                              Company, President,
48304                                                   Ford Financial Services
Date of Birth: 09/28/34                                 Group, and Chairman,
                                                        Ford Motor Credit
                                                        Company; Director and
                                                        President, Ford
                                                        Holdings, Inc. (since
                                                        prior to 1992);
                                                        Director, CMS Energy
                                                        Corporation and
                                                        Consumers Power Company
                                                        (since January, 1993);
                                                        Director, Detroit
                                                        Country Day School
                                                        (since January, 1993);
                                                        Director, Granite
                                                        Management Corporation


----------------------
* "Interested person" within the meaning of Section 2(a)(19) of the 1940 Act.

Name, Address             Position with                  Principal Occupations
and Date of Birth         Trust                          During Past Five Years


                                                         (formerly First
                                                          Nationwide Financial
                                                          Corporation) and
                                                          Granite Savings Bank
                                                          (formerly First
                                                          Nationwide Bank)
                                                          (since prior to
                                                           1992); Director,
                                                           United Way of
                                                           Southeastern Michigan
                                                           (since prior to
                                                           1992); Director, USL
                                                           Capital Corporation
                                                           (since prior to
                                                           1992); Chairman,
                                                           Director and First
                                                           Vice President,
                                                           WTVS-TV (since
                                                           prior to 1992).



         The Trust will pay its Trustees an annual retainer of $20,000 and reimburse them for their related expenses. The estimated aggregate amount of compensation to be paid to each Trustee by the Trust for the fiscal year ending December 31, 1997 is as follows:

                                                                    Estimated
                                                                  Compensation
                  Name of Trustee                                  From Trust

                  John N. Bell                                         $20,000
                  John R. Rettberg                                     $20,000
                  John F. Ruffle                                       $20,000
                  Kenneth Whipple, Jr.                                 $20,000

         OFFICERS OF THE TRUST

         MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI and Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies advised or administered by the Dreyfus Corporation ("Dreyfus") or is affiliates. From December 1991 to July 1994, Ms. Connolly was President and Chief Compliance Officer of FDI. Her date of birth is August 1, 1957.

         DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Supervisor of Treasury Services and Administration of FDI and an officer of certain investment companies advised or administered by Dreyfus or its affiliates.
From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, Mr. Conroy was employed as a fund accountant at The Boston Company, Inc. His date of birth is March 31, 1969.

         RICHARD W. INGRAM; President and Treasurer. Executive Vice President and Director of Client Services and Treasury Administration of FDI, Senior Vice President of Premier Mutual and an officer of RCM Capital Funds, Inc., RCM Equity Funds, Inc. (together "RCM"), Waterhouse Investors Cash Management Fund, Inc. ("Waterhouse") and certain investment companies advised or administered by Dreyfus or Harris Trust and Savings Bank ("Harris") or their respective affiliates. Prior to April 1997, Mr. Ingram was Senior Vice President and Director of Client Services and Treasury Administration of FDI. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager of First Data Investor Services Group, Inc. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. His date of birth is September 15, 1955.

         KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Assistant Vice President of FDI and an officer of RCM, Waterhouse and Harris or their
respective affiliates.   From June 1994 to January 1996, Ms. Jacoppo-Wood was
a Manager, SEC Registration, Scudder, Stevens & Clark, Inc. From 1988 to May 1994, Ms. Jacoppo-Wood was a senior paralegal at The Boston Company Advisors, Inc. ("TBCA"). Her date of birth is December 29, 1966.

         ELIZABETH A. KEELEY; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and Premier Mutual and an officer of RCM, Waterhouse and certain investment companies advised or administered by Dreyfus or Harris or their respective affiliates. Prior to August 1996, Ms. Keeley was Assistant Vice President and Counsel of FDI and Premier Mutual. Prior to September 1995, Ms. Keeley was enrolled at Fordham University School of Law and received her JD in May 1995. Prior to September 1992, Ms. Keeley was an assistant at the National Association for Public Interest Law. Address: 200 Park Avenue, New York, New York 10166. Her date of birth is September 14, 1969.

         CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Associate General Counsel of FDI and Premier Mutual and an officer of Waterhouse and certain investment companies advised or administered by Harris or its affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. From 1992 to 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. Prior to September 1992, Mr. Kelley was enrolled at Boston College Law School and received his JD in May 1992. His date of birth is December 24, 1964.

         MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual, an officer of RCM, Waterhouse and certain investment companies advised or administered by Dreyfus or Harris or their respective affiliates. From 1989 to 1994, Ms. Nelson was an Assistant Vice President and Client Manager for The Boston Company, Inc. Her date of birth is April 22, 1964.

        JOHN E. PELLETIER; Vice President and Secretary. Senior Vice President, General Counsel, Secretary and Clerk of FDI and Premier Mutual and an officer of RCM, Waterhouse and certain investment companies advised or administered by Dreyfus or Harris or their respective affiliates. From February 1992 to April

1994, Mr. Pelletier served as Counsel for TBCA. From August 1990 to February 1992, Mr. Pelletier was employed as an Associate at Ropes & Gray. His date of birth is June 24, 1964.

         MICHAEL S. PETRUCELLI; Vice President and Assistant Secretary. Senior Vice President and Director of Strategic Client Initiatives for FDI since December 1996. From December 1989 through November 1996, Mr. Petrucelli was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. Address: FDI, 200 Park Avenue, New York, New York 10166. His date of birth is May 18, 1961.

         JOSEPH F. TOWER III; Vice President and Assistant Treasurer. Executive Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI. Senior Vice President, Treasurer, Chief
Financial Officer, Chief Administrative Officer and Director of Premier Mutual and an officer of Waterhouse and certain investment companies advised or administered by Dreyfus or its affiliates. Prior to April 1997, Mr. Tower was Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI. From July 1988 to November 1993, Mr. Tower was Financial Manager of The Boston Company, Inc. His date of birth is June 13, 1962.

         The business address of each of the officers, unless otherwise noted, is 60 State Street, Boston, Massachusetts 02109.

         INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

         The Trust has entered into an Investment Advisory Agreement with Morgan with respect to each of the Portfolios. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). See "MANAGEMENT OF TRUST
AND PORTFOLIOS" in the Prospectus.

         The Investment Advisory Agreement provides that Morgan, subject to control and review by the Board, is responsible for the overall management and supervision of each Portfolio. Morgan makes each Portfolio's day-to-day investment decisions to buy, sell or hold any particular security or other instrument.

         Morgan and its affiliates provide investment advice to other clients, including, but not limited to, mutual funds, individuals, pension funds and other institutional investors. Some of the advisory accounts of Morgan and its affiliates may have investment objectives and investment programs similar to those of the Portfolios. Accordingly, occasions may arise when securities that are held by other advisory accounts, or that are currently being purchased or sold for other advisory accounts, are also being selected for purchase or sale for a Portfolio. It is the practice of Morgan and its affiliates to allocate such purchases or sales insofar as feasible among their several clients in a manner they deem equitable, to all accounts involved. While in some cases this procedure may adversely affect the price or number of shares involved in the Trust's transaction, it is believed that the equitable allocation of purchases and sales generally contributes to better overall execution of the Trust's portfolio transactions. It also is the policy of Morgan and its affiliates not to favor any one account over the other.

         For providing investment advisory and management services to the Trust, Morgan receives monthly compensation from the Trust at annual rates computed as described under "MANAGEMENT OF THE TRUST AND PORTFOLIOS" in the Prospectus.

         The Investment Advisory Agreement was approved by the Board on October 25, 1996 and by shareholders on December 12, 1996. Unless earlier terminated, the Agreement will remain in effect as to the applicable Portfolio until December 31, 1997 and thereafter from year to year with respect to each such Portfolio, if approved annually (1) by the Board or by a majority of the outstanding shares of the Portfolio, and (2) by a majority of members of the Board who are not interested persons, within the meaning of the 1940 Act, of any party to such Agreement. The Agreement is not assignable and may be terminated without penalty, with respect to any Portfolio, by vote of a majority of the Trust's Trustees or by the requisite vote of the shareholders of that Portfolio on 60 days' written notice to Morgan, or by Morgan on 90 days' written notice to the Trust. See "SHARES OF BENEFICIAL INTEREST" in this Statement of Additional Information.

ADMINISTRATIVE SERVICES AGREEMENT

         The Trust has entered into an Administrative Services Agreement with Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), an affiliate of Morgan, effective January 1, 1997. Pursuant to the Administrative Services Agreement, Morgan Guaranty provides or arranges for the provision of certain financial and administrative services and oversees fund accounting for the Trust. The services to be provided by Morgan Guaranty under the Administrative Services Agreement include, but are not limited to, services related to taxes, financial statements, calculation of Portfolio performance data, oversight of service providers, certain regulatory and Board of Trustees matters, and shareholder services. In addition, Morgan Guaranty is responsible for reimbursing the Trust for certain usual and customary expenses incurred by the Trust including, without limitation, transfer, registrar and dividend disbursing costs, custody fees, legal and accounting expenses, fees of the Trust's co-administrator, insurance premiums, compensation and expenses of the Trust's Trustees, expenses of printing and mailing reports, notices and proxies to shareholders, registration fees under federal securities laws and filing fees under state securities laws. See "MANAGEMENT OF TRUST AND PORTFOLIOS" in the Prospectus.

         For providing its services under the Administrative Services Agreement, Morgan Guaranty receives monthly compensation from the Trust at annual rates computed as described under "MANAGEMENT OF THE TRUST AND PORTFOLIOS" in the Prospectus. However, the Administrative Services Agreement also provides that until December 31, 1998, the aggregate fees, expressed in dollars, paid by a Portfolio under the Administrative Services Agreement and the Investment Advisory Agreement will not exceed the expenses (excluding extraordinary expenses) that would be payable by such Portfolio assuming (i) the prior management agreement remained in effect in accordance with its terms, (ii) the asset levels were the same, (iii) no effect was given to the voluntary expense reimbursement arrangements or other limitation on expenses under such prior agreement and (iv) the expenses the Portfolio would have been charged were adjusted to reflect differences in services provided under the prior management agreement, on the one hand, and the Administrative Services Agreement and Investment Advisory Agreement, on the other.

         The Administrative Services Agreement may be amended only by mutual written consent; provided, however, that until December 31, 1998, no amendment shall be made to (a) increase the fees payable by the Trust, on behalf of a Portfolio, to Morgan Guaranty or (b) change the types of services to be rendered or expenses to be borne under the Agreement by Morgan Guaranty without the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Portfolio(s). See "SHARES OF BENEFICIAL INTEREST" in this Statement of Additional Information.
         The Administrative Services Agreement was approved by the Board on October 25, 1996. The Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty, by the Board or, after December 31, 1998, by Morgan Guaranty on not more than 60 days' nor less than 30 days' written notice to the other party.

         PRIOR MANAGEMENT ARRANGEMENTS

         Prior to January 1, 1997, Chubb Investment Advisory Corporation ("Chubb Investment Advisory") provided investment advisory and management services to the Trust pursuant to separate management agreements with each Portfolio. Chubb Investment Advisory engaged Morgan Guaranty to provide sub-investment advisory services to the Portfolios pursuant to separate Sub-Investment Advisory Agreements with each Portfolio. The fees payable to Morgan Guaranty for its sub-advisory services were paid by Chubb Investment Advisory.

         For the period January 3, 1995 (commencement of operations) through December 31, 1995, the management fees payable to Chubb Investment Advisory for JPM Treasury Money Market Portfolio, JPM Bond Portfolio, JPM Equity Portfolio, JPM Small Company Portfolio and JPM International Equity Portfolio amounted to $4,520, $6,224, $16,451, $19,131 and $24,543, respectively, which amounts were reduced pursuant to an undertaking by Chubb Investment Advisory. For the period January 1, 1996 through December 31, 1996, management fees amounted to $5,312, $10,394, $31,027, $28,464 and $42,034 for JPM Treasury Money Market Portfolio, JPM Bond Portfolio, JPM Equity Portfolio, JPM Small Company Portfolio and JPM International Equity Portfolio, respectively.


         For the period January 3, 1995 (commencement of operations) through December 31, 1995, the sub-advisory fees payable by Chubb Investment Advisory to Morgan Guaranty for JPM Treasury Money Market Portfolio, JPM Bond Portfolio, JPM Equity Portfolio, JPM Small Company Portfolio and JPM International Equity Portfolio amounted to $2,260, $3,734, $10,967, $14,348 and $18,407, respectively, which amounts were reduced pursuant to an undertaking by Morgan Guaranty. For the period January 1, 1996 through

December 31, 1996, sub-advisory fees amounted to $2,656, $6,237, $20,685, $21,347 and $31,526 for JPM Treasury Money Market Portfolio, JPM Bond Portfolio, JPM Equity Portfolio, JPM Small Company Portfolio and JPM International Equity Portfolio, respectively.

INDEPENDENT AUDITORS

         Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, had served as the independent auditors of the Trust prior to fiscal 1997. Price Waterhouse LLP has been selected as the independent auditors of the Trust for the fiscal year commencing January 1, 1997. The financial statements of the Trust incorporated by reference in this Statement of Additional Information and the related financial highlights included in the Prospectus for the period January 3, 1995 (commencement of operations) to December 31, 1995 and for the fiscal year ended December 31, 1996 have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon, which also is incorporated by reference herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.




         DISTRIBUTOR

         Funds Distributor, Inc. ("FDI") serves as the Trust's Distributor and holds itself available to receive purchase orders for each of the Portfolio's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Portfolio's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor.

         The Distribution Agreement shall continue in effect with respect to each of the Portfolios for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Trust's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of (i) 67% or more of the Trust's shares or the Portfolios' outstanding voting securities present at a meeting, if the holders of more than 50% of the Trust's outstanding shares or the Portfolios' outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Trust's outstanding shares or the Portfolios' outstanding voting securities, whichever is less and in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

         Under the Co-Administration Agreement with the Trust dated January 1, 1997, FDI also serves as the Trust's Co-Administrator. The Co-Administration Agreement may be renewed or amended by the Trustees without a shareholder vote. The Co-Administration Agreement is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions.

         For its services under the Co-Administration Agreement, each Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust and certain other registered investment companies subject to similar agreements with FDI. Under the terms of the Administrative Services Agreement with Morgan Guaranty, Morgan Guaranty is responsible for the payment of the fees and expenses of FDI as Co- Administrator.

CUSTODIAN

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02101, serves as the Trust's Custodian and Transfer and Dividend Disbursing Agent. Pursuant to the Custodian Contract with the Trust, State Street is responsible for maintaining the books and records of portfolio transactions and holding portfolio securities and cash. State Street also keeps the books of account for the Trust.

         The Trust has also appointed, with the approval of the Board, and in the future may appoint from time to time, sub-custodians, qualified under Rule 17f-5 of the 1940 Act, with respect to certain foreign securities. The Trust may authorize State Street to enter into an agreement with any U.S. banking institution or trust company to act as a sub-custodian pursuant to a resolution of the Board. Securities owned by the Trust subject to repurchase agreements may be held in the custody of other U.S. banks.

PAYMENT OF EXPENSES

         Morgan Guaranty is obligated to assume the cost of certain administrative expenses for the Trust, as described in the Prospectus under the heading "MANAGEMENT OF THE TRUST AND PORTFOLIOS." The Trust is responsible for Morgan's fees as investment adviser pursuant to the Investment Advisory Agreement and for Morgan Guaranty's services pursuant to the Administrative Services Agreement. In addition, the Trust pays all extraordinary expenses not incurred in the ordinary course of the Trust's business including, but not limited to, litigation and indemnification expenses; interest charges; material increases in Trust expenses due to occurrences such as significant increases in the fee schedules of the Custodian or the Transfer Agent or a significant decrease in the Trust's asset level due to changes in tax or other laws or regulations; or other such extraordinary occurrences outside of the ordinary course of the Trust's business. See "OFFERING AND REDEMPTION OF SHARES" below.

         PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS

         Under the Investment Advisory Agreement, Morgan has ultimate authority to select broker-dealers through which securities are to be purchased and sold, subject to the general control of the Board.

         Money market instruments usually will be purchased on a principal basis directly from issuers, underwriters or dealers. Accordingly, minimal brokerage charges are expected to be paid on such transactions. Purchases from an underwriter generally include a commission or concession paid by the issuer, and transactions with a dealer usually include the dealer's mark-up.

         Insofar as known to management, no trustee, director or officer of the Trust, Morgan or any person affiliated with any of them has any material direct or indirect interest in any broker-dealer employed by or on behalf of the Trust.

         In selecting broker-dealers to execute transactions for the Trust, Morgan is obligated to use its best effort to obtain for each Portfolio the most favorable overall price and execution available, considering all the circumstances. Such circumstances include the price of the security, the size of the broker-dealer's "spread" or commission, the willingness of the broker-dealer to position the trade, the reliability, financial strength and stability and operational capabilities of the broker-dealer, the ability to effect the transaction at all where a large block is involved, the availability of the broker-dealer to stand ready to execute possibly difficult transactions in the future, including broker-dealers who specialize in any Canadian or foreign securities held by the Portfolios. Such considerations are judgmental and are weighed by Morgan in seeking the most favorable overall economic result for the Trust, including past experience as to choosing qualified broker-dealers.

         Notwithstanding the foregoing, however, and subject to appropriate policies and procedures as then approved by the Board, Morgan is authorized to allocate portfolio transactions to broker-dealers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities and Exchange Act of 1934, for the Portfolios or other advisory accounts as to which Morgan may cause the Portfolios to pay a broker-dealer a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting the same transaction, if Morgan determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services, as defined above, provided by such broker-dealer viewed in terms of either that particular transaction or the overall responsibilities of Morgan with respect to the Portfolios or their other advisory accounts. Such brokerage and research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and, portfolio strategy. Such brokerage and research services may be used by Morgan in connection with any other advisory accounts managed by it. Conversely, research services for any other advisory accounts may be used by Morgan in managing the investments of a Portfolio. Morgan also may receive from such broker-dealers quotations for Portfolio valuation purposes, provided that this results in no additional cost to the Trust.

         As of December 31, 1996, JPM Equity Portfolio held 1,500 shares of Dean Witter Discover & Co. with a value of $99,375; 900 shares of Nations Bank with a value of $87,975; 1,800 shares of First Chicago NBD Corp. with a value of $96,750 and 1,200 shares of Salomon, Inc. with a value of $56,550; JPM Small Company Portfolio held 300 shares of Hambrecht and Quist Group with a value of $6,487; and JPM International Equity Portfolio held 1,000 shares of Daiwa Securities Co. with a value of $8,874, all of which are regular brokers of the Trust.


         For the year ended December 31, 1996, the Trust paid in the aggregate $22,032 as brokerage commissions. No commissions were allocated for research.



         Portfolio turnover for each Portfolio may vary from year to year or within a year depending upon economic and business conditions. The annual portfolio turnover rates for the Portfolios in 1996 were approximately as follows: 198% for JPM Bond Portfolio, 90% for JPM Equity Portfolio, 144% for JPM Small Company Portfolio and 71% for JPM International Equity Portfolio. A Portfolio having a turnover rate in excess of 100% may realize larger amounts of gains or losses than it would with a lower portfolio turnover rate. A Portfolio turnover rate in excess of 100% may result in a Portfolio paying more brokerage commissions or other transaction related costs. A Portfolio turnover in excess of 100% may be considered high due to the following factors: (1) the need to restructure the Portfolio due to changing market and/or economic conditions; (2) the need to rebalance the Portfolio as securities age down the yield curve; (3) the need to trade securities whose characteristics are affected by moderate to large changes in interest rates and (4) value added to trading opportunities.



         SHARES OF BENEFICIAL INTEREST

         The Trust consists of an unlimited number of outstanding shares of beneficial interest which are divided into five series: JPM Treasury Money Market Portfolio, JPM Bond Portfolio, JPM Equity Portfolio, JPM Small Company Portfolio and JPM International Equity Portfolio. The Trust has the right to issue additional shares without the consent of shareholders, and may allocate its additional shares to new series or to one or more of the five existing series.

         The assets received by the Trust for the issuance or sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof are specifically allocated to each Portfolio. They constitute the underlying assets of each Portfolio, are required to be segregated on the books of accounts and are to be charged with the expenses of such Portfolio. Any assets which are not clearly allocable to a particular Portfolio or Portfolios are allocated in a manner determined by the Board. Accrued liabilities which are not clearly allocable to one or more Portfolios would generally be allocated among the Portfolios in proportion to their relative net assets before adjustment for such unallocated liabilities. Each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared with respect to such Portfolio and in the net assets of such Portfolio upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

         The shares of each Portfolio are fully paid and non-assessable, will have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights.

         As of March 31, 1997, Chubb Life owned as of record and beneficially the following percentages of the Trust's Portfolios in its General Account:
99.99% of JPM Treasury Money Market Portfolio, 99.99% of JPM Bond Portfolio, 99.99% of JPM Equity Portfolio, 99.99% of JPM Small Company Portfolio, and 99.99% of JPM International Equity Portfolio. Chubb Life's ownership of more than 25% of the shares of each of the Trust's Portfolios may result in Chubb Life being deemed to be a controlling entity of each Portfolio. Chubb Separate Account C, a separate account established by Chubb Life, owned of record as of March 31, 1997 the following percentages of the Trust's Portfolios: 99.99% of JPM Treasury Money Market Portfolio, 99.99% of JPM Bond Portfolio, 99.99% of JPM Equity Portfolio, 99.99% of JPM Small Company Portfolio, and 99.99% of JPM International Equity Portfolio.

         The shares held by Chubb Life or its affiliated insurance companies, including shares for which no voting instructions have been received, shares held in a separate account representing charges imposed by Chubb Life or its affiliates and shares held by Chubb Life that are not otherwise attributable to Policies, will be voted by Chubb Life or its affiliated insurance companies in proportion to instructions received from the owners of Policies. Chubb Life and its affiliated insurance companies reserve the right to vote any or all such shares at their discretion to the extent consistent with then current interpretations of the 1940 Act and rules thereunder.


         The officers and Trustees cannot directly own shares of the Trust without purchasing a Policy or investing as a participant in an Eligible Plan. As of March 31, 1997, the amount of shares owned by the officers and Trustees as a group was less than 1% of each Portfolio.

         OFFERING AND REDEMPTION OF SHARES

         The Trust offers shares of each Portfolio only for purchase by separate accounts established by Participating Insurance Companies or by Eligible Plans. It thus will serve as an investment medium for the Policies offered by Participating Insurance Companies and for participants in Eligible Plans. The offering is without a sales charge and is made at each Portfolio's net asset value per share, which is determined in the manner set forth below under "DETERMINATION OF NET ASSET VALUE."

        The Trust redeems all full and fractional shares of the Trust at the net asset value per share applicable to each Portfolio. See "DETERMINATION OF NET ASSET VALUE" below.

         Redemptions ordinarily are made in cash, but the Trust has authority, at its discretion, to make full or partial payment by assignment to the separate account of Portfolio securities at their value used in determining the redemption price. The Trust, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form N-18f-1, by which the Trust has committed itself to pay to the separate account in cash, all such separate account's requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Portfolio's net asset value at the beginning of such period. The securities, if any, to be paid in-kind to the separate account will be selected in such manner as the Board deems fair and equitable. In such cases, the separate account or Eligible Plan might incur brokerage costs should it wish to liquidate these portfolio securities.

         The right to redeem shares or to receive payment with respect to any redemption of shares of any Portfolio may only be suspended (1) for any period during which trading on the New York Stock Exchange is restricted or such Exchange is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of that Portfolio is not reasonably practicable, or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Portfolio.

         DETERMINATION OF NET ASSET VALUE

         The net asset value of the shares of each Portfolio of the Trust is normally determined as of 4:15 p.m (Eastern Standard Time), on each day during which the New York Stock Exchange is open for trading. The New York Stock Exchange is open from Monday through Friday except on the following national holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Portfolios would expect to close for purchases and redemptions at the same time. The Portfolios may also close for purchases and redemptions at such other times as may be determined by the Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Portfolios business days. The net asset value per share of each Portfolio is computed by dividing the sum of the value of the securities held by that

Portfolio, plus any cash or other assets and minus all liabilities by the total number of outstanding shares of the Portfolio at such time. Any expenses borne by the Trust, including the investment advisory fee payable to the Adviser, are accrued daily except for extraordinary or non-recurring expenses. See "INVESTMENT ADVISORY AND OTHER SERVICES" above.

         The value of investments listed on a domestic securities exchange, other than options on stock indexes, generally is based on the last sale prices on the New York Stock Exchange at 4:00 p.m. or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the prevailing market rates available at the time of valuation.

         Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m., New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time.

         Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

         Short-term investments which mature in 60 days or less are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Trading in securities on most foreign exchanges and OTC markets normally is completed before the close of trading on the New York Stock Exchange and also may take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

         TAXES

         In order for each Portfolio of the Trust to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities. In addition, in general, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of each Portfolio's annual gross income. It is the Trust's policy to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), regarding distribution of investment income and capital gains so that each Portfolio will not be subject to federal income tax on amounts distributed and undistributed or an excise tax on certain undistributed income or capital gains. For these purposes, if a regulated investment company declares a dividend in December to shareholders of record in December and pays such dividends before the end of January they will be treated as paid in the preceding calendar year and to have been received by such shareholder in December.
         Federal Tax Matters. A Policy owner's interest in earnings on assets held in a separate account and invested in the Trust are not includable in the Policy owner's gross income, assuming the Policies presently qualify as life insurance contracts for federal income tax purposes.

         The Trust intends that each Portfolio comply with Section 817(h) of the Code and the regulations thereunder. Pursuant to that Section, the only shareholders of the Trust and its Portfolios will be separate accounts funding variable annuities and variable life insurance policies established by one or more insurance companies and, pursuant to Treasury Regulation ss1.817-5(f)(3)(iii), qualified pension and retirement plans.

         The Internal Revenue Service defines the term "qualified pension or retirement plan" for the purposes of such Regulation ss1.817-5(f)(3)(iii). It provides in pertinent part, as follows:

          1.       A plan described in Section 401(a) that includes a trust
                           exempt from tax under Section 501(a);

          2.       An annuity plan described in Section 403(a);

          3.       An annuity contract described in Section 403(b), including a custodial account described in Section 403(b)(7);

          4.       An individual retirement account described in Section
                           408(a);

          5.       An individual retirement annuity described in Section
                           408(b);

          6. A governmental plan within the meaning of Section 414(d) or an eligible deferred compensation plan within the meaning of
                   Section 457(b);

           7. A simplified employee pension of an employer that satisfies the requirements of Section 408(k);
           8.       A plan described in Section 501(c)(18); and

           9. Any other trust, plan, account, contract or annuity that the Internal Revenue Service has determined in a letter ruling to be within the scope of such Regulation.

         In addition, Section 817(h) of the Code and the regulations thereunder impose diversification requirements on the separate accounts and on the
Portfolios.   These   diversification   requirements  are  in  addition  to  the
diversification requirements imposed by the Code for the Portfolios to be treated as regulated investment companies. Failure to meet the requirements of
Section 817(h) could result in taxation to the Participating Insurance Companies and the immediate taxation of the owners of the Policies funded by the Trust.

         PERFORMANCE AND YIELD INFORMATION

MONEY MARKET PORTFOLIO

         JPM Treasury Money Market Portfolio's yield is its investment income, less expenses, expressed as a percentage of assets on an annualized basis for a seven-day period. The yield does not reflect the fees and charges imposed on the assets of separate account.

         The simple annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the seven-day period, dividing the net change in account value by the value of the account at the beginning of the period, and annualizing the resulting quotient (base period return) on a 365-day basis. The net change in account value reflects the value of additional shares purchased with dividends from the original shares in the account during the seven-day period, dividends declared on such additional shares during the period, and expenses accrued during the period.

         The compounded effective yield is computed by determining the unannualized base period return, adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result.

NON-MONEY MARKET PORTFOLIOS

         This yield figure represents the net annualized yield based on a specified 30-day (or one month) period assuming semi-annual reinvestment and compounding of income. Yield is calculated by dividing the average daily net investment income per share earned during the specified period by the maximum offering price, which is net asset value per share, on the last day of the period, and annualizing the result according to the following formula:

         Yield = 2 [(A-B + 1)6 - 1]
                           CD

where A equals dividends and interest earned during the period, B equals expenses accrued for the period (net of waiver and reimbursements), C equals the average daily number of shares outstanding during the period that were entitled to receive dividends, and D equals the maximum offering price per share on the last day of the period.

         The average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Portfolio and the ending value of that account measured by the then current net asset value of that Portfolio assuming that all dividends and capital gains distributions during the stated period were reinvested in shares of the Portfolio when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would compare the initial amount to the ending redeemable value of such investment according to the following formula:

         P (1 + T)n = ERV

where T equals average annual total return, where ERV, the ending redeemable value, is the value, at the end of the applicable period, of a hypothetical $10,000 payment made at the beginning of the applicable period, where P equals a hypothetical initial payment of $10,000, and where N equals the number of years.

         From time to time, in reports and sales literature: (1) each Portfolio's performance or P/E ratio may be compared to, as applicable: (i) the S&P 500 Index and Dow Jones Industrial Average so that, as applicable, an investor may compare that Portfolio's results with those of a group of unmanaged securities widely regarded by investors as representative of the U.S. stock market in general; (ii) other groups of mutual funds tracked by: (A) Lipper Analytical Services, a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Funds Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as the Wall Street Journal, Business
Week, Money Magazine, and Barron's, which provide similar information; (iii) indexes of stocks comparable to those in which the particular Portfolio invests;
(2) the Consumer Price Index; (3) other U.S. government statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, may be used to illustrate investment attributes of each Portfolio or the general economic, business, investment, or financial environment in which each Portfolio operates; and (4) the effect of tax-deferred compounding on the particular Portfolio's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the particular Portfolio (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis. Each Portfolio's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which ranks mutual funds on the basis of historical risk and total return. Morningstar rankings are calculated using the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 1, 3, 5, and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the funds it follows and its four star rankings to 22.5% of the funds it follows. Rankings are not absolute or necessarily predictive of future performance.

         The performance of the Portfolios may be compared, for example, to the record of the Salomon Investment Grade Bond Index, IDC/Donoghue, S&P 500 Index, the Russell 2000(r), the NASDAQ Composite Index, the Morgan Stanley Capital International and the Europe, Australia, Far Eastern (EAFE) Index. The S&P 500 Index is a well known measure of the price performance of 500 leading larger domestic stocks which represent approximately 80% of the market capitalization of the U.S. Equity market. The Russell 2000(r) Small Stock Index is designed to be a comprehensive representation of the U.S. small cap equity market. It is composed of 2,000 issues of smaller domestic stocks which represent nearly 7% of U.S. market capitalization. The NASDAQ Composite Index is comprised of all stocks on NASDAQ's National Market Systems, as well as other NASDAQ domestic equity securities. The NASDAQ Composite Index has typically included smaller, less mature companies representing 10% to 15% of the capitalization of the entire domestic equity market. The EAFE Index is comprised of more than 900 companies in Europe, Australia and the Far East. All of these indices are unmanaged and capitalization weighted. In general, the securities comprising the Russell 2000(r) and NASDAQ Composite Index are more growth oriented and have a somewhat higher volatility than those in the S&P 500 Index.

         The total returns of all of these indices will show the changes in prices for the stocks in each index. All indices include the reinvestment of all capital gains distributions and dividends paid by the stocks in each data base. Tax consequences will not be included in such illustration, nor will brokerage or other fees or expenses of investing be reflected in the NASDAQ Composite, S&P 500, EAFE Index and Russell 2000(r).

         DELAWARE BUSINESS TRUST

         The Trust is a business organization of the type commonly known as a "Delaware Business Trust" of which each Portfolio is a series. The Trust has filed a certificate of trust with the office of the Secretary of State of Delaware. Except to the extent otherwise provided in the governing instrument of the business trust, the beneficial owners shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware.

         The Trust provides for the establishment of designated series of beneficial interests (the Portfolios) having separate rights, powers or duties with respect to specified property or obligations of the Trust or profits and losses associated with specified property or obligations, and, to the extent provided in the Declaration of Trust, any such series may have a separate business purpose or investment objective.

         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.


                              FINANCIAL STATEMENTS

         The audited financial statements contained in the Trust's December 31, 1996 Annual Report to Shareholders are incorporated herein by reference.


                             ADDITIONAL INFORMATION

         The Annual report containing financial statements of the Trust will be sent to all Trust shareholders.

APPENDIX A

DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.

BBB Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than for debts in higher rated categories.

BB Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B Debt rated B is regarded as having a greater vulnerability to default but presently as having the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated CCC is regarded as having a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.


                                   Appendix-1

D Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

Commercial Paper

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

Short-Term Tax-Exempt Notes

         Short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

MOODY'S

Corporate and Municipal Bonds

Aaa Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest

                                   Appendix-2
         payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper

Prime-1 Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

      -        Leading market positions in well established industries.
      -        High rates of return on funds employed.
      -        Conservative capitalization structures with moderate reliance on debt and ample asset protection.
      -        Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
      -        Well established access to a range of financial markets and assured sources of alternate liquidity.


                                   Appendix-3

                                     PART C

                                OTHER INFORMATION

Item 24.                   Financial Statements and Exhibits

                  (a)      Financial Statements:

                           Included in Part A of the Registration Statement:

                                    Financial Highlights--for the period January
                                    3, 1995 (commencement of operations) to December 31, 1995 and the period ended December 31, 1996.

                           Included in Part B of the Registration Statement:

                          The Financial Statements contained in the Registrant's
Annual Report for the year ended December 31, 1996, Notes to Financial Statements and Report of Ernst & Young LLP, Independent Auditors, dated December 31, 1996 are incorporated by reference in the Registrant's Statement of Additional Information.

                  (b)      Exhibits:

(1)(a)            Agreement and Declaration of Trust. 1

(1)(b)            Amendment to Agreement and Declaration of Trust. 2

(4)               Specimen Share Certificates. 1

(5) Investment Advisory Agreement between JPM Series Trust II and J.P. Morgan Investment Management Inc. ("Morgan"). 3

(6) Distribution Agreement between JPM Series Trust II and Funds Distributor, Inc. ("FDI"). 3

(8) Custodian Contract between JPM Series Trust II and State Street Bank and Trust Company ("State Street"). 3

(9)(a) Transfer Agency and Service Agreement between JPM Series Trust II and State Street. 3

(9)(b) Administrative Services Agreement between JPM Series Trust II and Morgan Guaranty Trust Company of New York. 3

(9)(c)            Co-Administration Agreement between JPM Series Trust II and
                  FDI. 3

(9)(d)            Form of Fund Participation Agreement. 3

(11)              Consent of Ernst & Young LLP, Independent Auditors. 3


I:\dsfndlgl\JPMST2.txt

(13) Share Subscription Agreement between The Chubb Series Trust and Chubb Life Insurance Company of America. 1

(16)          Schedule of Computation of Performance Data. 3

(24)          Powers of Attorney. 3

(27.1)        Financial Data Schedule for JPM Bond Portfolio. 3

(27.2)        Financial Data Schedule for JPM Equity Portfolio. 3

(27.3)        Financial Data Schedule for JPM International Equity Portfolio. 3

(27.4)        Financial Data Schedule for JPM Treasury Money Market Portfolio. 3

(27.5)        Financial Data Schedule for JPM Small Company Portfolio. 3


-------------------------------
1 Incorporated by reference to exhibit of same designation filed with the Registration Statement on Form N-1A for the Registrant on December 10, 1993.

2 Incorporated by reference to exhibit of same designation filed with the Registration Statement on Form N-1A for the Registrant on December 31, 1996.

3        Filed herewith.

I:\dsfndlgl\JPMST2.txt

Item 25.  Persons Controlled by or under Common Control with Registrant

         Initially, shares of the Registrant were offered and sold only to Chubb Life Insurance Company of America ("Chubb Life"), a stock life insurance company organized under the laws of New Hampshire. The purchasers of variable life insurance contracts issued in connection with separate accounts established by Chubb Life or its affiliated insurance companies have the right to instruct Chubb Life or its affiliated insurance companies with respect to the voting of the Registrant's shares held by such separate accounts on behalf of policyowners. The shares held by Chubb Life or its affiliated insurance companies, including shares for which no voting instructions have been received, shares held in the separate account representing charges imposed by Chubb Life or its affiliated insurance companies against the separate accounts and shares held by Chubb Life or its affiliated insurance companies that are not otherwise attributable to Policies, also will be voted by Chubb Life or its affiliated insurance companies in proportion to instructions received from owners of Policies. Chubb Life or its affiliated insurance companies reserves the right to vote any or all such shares at its discretion to the extent consistent with the then current interpretations of the Investment Company Act of 1940 and rules thereunder. Subject to such voting instruction rights, Chubb Life or its affiliated insurance companies currently directly control the Registrant.

         Subsequently, shares of the Registrant were offered and sold to other separate accounts formed by Chubb Life, its successors or assigns, and by other insurance companies which, along with Chubb Life, are subsidiaries of The Chubb Corporation, a New Jersey corporation, or subsidiaries of such subsidiaries. Shares of the Registrant are currently also offered and sold to Separate Accounts formed by other insurance companies which are not affiliated with Chubb Life and The Chubb Corporation.

Item 26.  Number of Holders of Securities

                  As of March 31, 1997:

                  (1)                                   (2)
                  Title                        Number of Record Holders

JPM Treasury Money Market
Portfolio; $.01 par value                                2

JPM Bond Portfolio;
$.01 par value                                           2

JPM Equity Portfolio;
$.01 par value                                           2

JPM Small Company Portfolio;
$.01 par value                                           2



I:\dsfndlgl\JPMST2.txt

                  (1)                                   (2)
                  Title                        Number of Record Holders

JPM International Equity Portfolio;
$.01 par value                                           2



Item 27.          Indemnification


         Reference is made to the Registrant's By-Laws (Article VI) previously filed as Exhibit 2 to the Registrant's Registration Statement filed with the Securities and Exchange Commission.

         The Trustees and officers of the Registrant and the personnel of the Registrant's co-administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.



Item 28.          Business and Other Connections of Investment Adviser


         Morgan, a registered investment adviser, is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated. Morgan manages employee benefit plans for corporations and unions. Morgan also provides investment management services for a broad spectrum of other institutional investors, including foundations, endowments, sovereign governments, and insurance companies.

         To the knowledge of the Registrant, none of the directors or executive officers of Morgan is or has been during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers and directors of Morgan also hold various positions with, and engage in business for, J.P. Morgan & Co. Incorporated or Morgan Guaranty, a New York trust company which is also a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated.



ITEM 29.          PRINCIPAL UNDERWRITERS.



(a) FDI, located at 60 State Street, Suite 1300, Boston, Massachusetts 02109, is the principal underwriter of the Registrant's shares.

FDI acts as principal underwriter of the following investment companies other than the Registrant:

I:\dsfndlgl\JPMST2.txt

BJB Investment Funds
Burridge Funds
Foreign Fund, Inc.
Fremont Mutual Funds, Inc.
Harris Insight Funds Trust
H.T. Insight Funds, Inc. d/b/a Harris Insight Funds
LKCM Fund
Monetta Fund, Inc.
Monetta Trust
The Munder Framlington Funds Trust
The Munder Funds, Inc.
The Munder Funds Trust
The PanAgora Institutional Funds
RCM Capital Funds, Inc.
RCM Equity Funds, Inc.
The Skyline Funds
St. Clair Money Market Fund
Waterhouse Investors Cash Management Funds, Inc.
The JPM Institutional Funds
JPM Series Trust
JPM Series Trust II

FDI does not act as depositor or investment adviser of any investment companies.

FDI is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. FDI is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

(b) The information required by this Item 29(b) with respect to each director, officer and partner of FDI is incorporated herein by reference to Schedule A of Form BD filed by FDI with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-20518).

(c) Not applicable.



ITEM 30.          LOCATION OF ACCOUNTS AND RECORDS.


         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

         J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, NY 10036 (records relating to its functions as investment adviser).

         Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York 10260-0060 or 522 Fifth Avenue, New York, NY 10035 (records relating to its functions as administrative services agent).

I:\dsfndlgl\JPMST2.txt

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (records relating to its functions as custodian and transfer and dividend disbursing agent).

         Funds Distributor, Inc., 60 State Street, Boston, Massachusetts 02109 (records relating to its functions as co-administrator and distributor).



ITEM 31.          MANAGEMENT SERVICES.

Not applicable.

ITEM 32.          UNDERTAKINGS.

                  Registrant hereby undertakes

                  (1) to call a meeting of shareholders for the purpose of voting upon the question or removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16c of the Investment Company Act of 1940 relating to shareholder communications.

                  (2) To furnish each person to whom a prospectus is delivered with a copy of the Trust's latest Annual Report to Shareholders, upon request and without charge.



I:\dsfndlgl\JPMST2.txt

                                   SIGNATURES

         pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and the State of Massachusetts on the 28th day of April, 1997.

                                            JPM SERIES TRUST II



                                  By:      /s/Richard W. Ingram
                                          ----------------------
                                              Richard W. Ingram
                                              President and Treasurer


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of April, 1997.

/s/RICHARD W. INGRAM
Richard W. Ingram                           President and
                                            Treasurer
                                            (Principal
                                            Executive,
                                            Financial and
                                            Accounting
                                            Officer)

JOHN N. BELL*                               Trustee
John N. Bell

JOHN R. RETTBERG*                           Trustee
John R. Rettberg

JOHN F. RUFFLE*                             Trustee
John F. Ruffle

KENNETH WHIPPLE, JR.*                       Trustee
Kenneth Whipple, Jr.


----------------------------
*By:     Richard W. Ingram
         Richard W. Ingram
         As attorney-in-fact pursuant to powers of attorney filed herewith.


I:\dsfndlgl\JPMST2.txt

                                INDEX OF EXHIBITS


Ex-99.5 Investment Advisory Agreement between JPM Series Trust II and J.P. Morgan Investment Management Inc.

Ex-99.6 Distribution Agreement between JPM Series Trust II and Funds Distributor, Inc. ("FDI").

Ex-99.8 Custodian Contract between JPM Series Trust II and State Street Bank and Trust Company ("State Street").

Ex-99.9a Transfer Agency and Service Agreement between JPM Series Trust II and State Street.

Ex-99.9b Administrative Services Agreement between JPM Series Trust II and Morgan Guaranty Trust Company of New York.

Ex-99.9c          Co-Administration  Agreement  between JPM Series  Trust II and
                  FDI.

Ex-99.9d          Form of Fund Participation Agreement.

Ex-99.11          Consent of Ernst & Young LLP, Independent Auditors.

Ex-99.16          Schedule of Computation of Performance Data.

Ex-24             Powers of Attorney

Ex-27             Financial Data Schedules.


I:\dsfndlgl\JPMST2.txt